UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5867

Oppenheimer Multi-State Municipal Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  1/31/2017

Item 1. Reports to Stockholders.

Semiannual Report 1/31/2017

OppenheimerFunds®
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Oppenheimer Rochester® New Jersey Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	-1.97%	-6.63%	-3.34%
1-Year	3.62	-1.30	-0.28
5-Year	3.12	2.13	2.94
10-Year	2.85	2.35	4.34

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of March 24, 2017): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

Securities backed by Puerto Rico’s sales and use tax (COFINAs) were paid their full coupon payment on February 1 as were bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority) and PRHTA (its highways and transportation authority). According to Puerto Rico officials, the Government Development Bank failed to make a February 1 payment of $279 million, and other authorities – including the Public Finance Corporation and the Commonwealth’s infrastructure finance authority – also skipped their much smaller payments.

Gov. Ricardo Rosselló Nevares announced on February 9 that the $1.4 million interest payment that was due on G.O. bonds on February 1 would be paid from a Banco Popular account into which $146 million of “clawback” money had been deposited.

In early February, the governor signed legislation to add a non-binding “status referendum” to the calendar. On June 11, Puerto Ricans will be asked to vote for either statehood or independence/free association. The outcome could set the stage for an additional referendum in October. However, a member of the opposition party has appealed to U.S. Attorney General Jeff Sessions to intervene because the June 11 referendum fails to give Puerto Ricans the option to vote to remain a commonwealth.

In his State of the Commonwealth speech on February 27, 2017, Gov. Rosselló discussed his forthcoming 10-year fiscal plan, which he said would lead to economic growth and an additional $1.5 billion in revenue. The plan did not include many of the austerity measures that had been discussed, including layoffs to reduce the government payroll. In fact, one of the plan’s proposals calls for a minimum wage increase for both private and public sector employees, which the governor sees as step toward economic growth.

According to the plan, government spending would decrease by $1.5 billion, and $1.2 billion would be set aside for debt service obligations by fiscal 2019. The plan did not meet the Oversight Board’s requirement that there be $4.5 billion in fiscal adjustments to close the fiscal 2019 budget gap.

In early March the Oversight Board rejected the governor’s plan, calling it “unrealistic.” The Board called for emergency spending cuts on March 8 based on its concerns about the Commonwealth’s liquidity issues. In a letter to the governor, the Board wrote: “While we

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appreciate your focus on addressing Puerto Rico’s long-term fiscal and economic challenges, we think far more needs to be done immediately to reduce spending.” The governor responded with “appreciation” for the board’s input and assertions that his plan already addressed issues related to taxes and spending.

On March 13, 2017, the Oversight Board approved an amended fiscal plan and established a number of milestones for the Rosselló administration. With the Board’s approval, the governor was able to avoid furloughs. The Board has said it will revisit the need for furloughs if the plan’s revenue measures fail to work by October 2017. The current plan calls for approximately $7 billion in debt payments through fiscal year 2026. As one member of the Oversight Board explained, the approval of this plan “is certainly not the end of the process.” He went on to say that it is not “even the beginning of the end of the process,” according to The Bond Buyer.

The stay that prevents creditors from suing the Commonwealth for non-payment is set to expire May 1. The governor has asked that the stay be extended to December 31, but Puerto Rico’s resident commissioner has said that another extension was unlikely.

Representatives of the Puerto Rican government, the Oversight Board and bondholders appeared before the House Natural Resources Committee’s Subcommittee on Indian, Insular, and Alaska Native Affairs on March 22. The subcommittee heard testimony about the Oversight Board and about the restructuring agreement between forbearing bondholders and PREPA (the Commonwealth’s electric utility authority). Earlier in the month, the governor nominated Ricardo Ramos to be PREPA’s new executive director.

As always, our team is focused on developments that have the potential to affect this Fund’s holdings and will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester New Jersey Municipal Fund continued to generate attractive levels of tax-free income during the most recent 6-month reporting period, despite post-Election Day volatility in the municipal bond market. As of January 31, 2017, the Class A shares provided a distribution yield of 4.38% at net asset value (NAV). Falling bond prices in the last 2 months of the reporting period, however, caused the Fund’s NAV to decline, and its total return for the reporting period was negative. The Fund’s Class A shares nonetheless outperformed the Bloomberg Barclays Municipal Bond Index, its benchmark, by 137 basis points.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) decided to maintain the target range for the Fed Funds rate at 0.50% to 0.75% at its January 2017 meeting. The FOMC cited “realized and expected labor market conditions and inflation” as factors in its decision, which it expects to support further job gains. Improvements in the labor market were also discussed at the FOMC’s meetings in September and November 2016.

The FOMC last increased the Fed Funds

The average 12-month distribution yield in Lipper’s New Jersey Municipal Debt Funds category was 3.38% at the end of this reporting period. At 4.72%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 134 basis points higher than the category average.

target rate at its December 2016 meeting.

Simultaneously, the Fed increased its forecast

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	4.38%
Dividend Yield with sales charge	4.17
Standardized Yield	3.13
Taxable Equivalent Yield	6.11
Last distribution (1/24/17)	$0.034
Total distributions (8/1/16 to 1/31/17)	$0.208

Endnotes for this discussion begin on page 19 of this report.

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to three rate hikes in 2017, from an earlier projection of two. One reason given for potential future rate hikes is to prevent both rapidly falling unemployment rates and the inflation that could ensue as employers increase wages to attract available workers.

In a speech given at the end of the reporting period, Chairman Yellen said that determining the appropriate level of interest rates going forward is “highly uncertain” given domestic productivity questions, global growth uncertainty, and possible fiscal policy changes.

The rate was last increased in December 2015, after nearly 7 years of being held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

High-grade municipal bonds came under pricing pressure, notably after Election Day, and the yield curve for these securities was higher on January 31, 2017 than it had been on July 31, 2016. The median yield on 30-year, AAA-rated muni bonds stood at 3.19% on January 31, 2017, up 92 basis points from July 31, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.37% on January 31, 2017, up 59 basis points from the July 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.93%, up 48 basis points from the July 2016 date.

New Jersey’s gambling mecca, Atlantic City, breached one of the terms of its $73 million bridge loan agreement in September 2016, a development that Moody’s Investors Service called a credit negative. The loan agreement required the city to dissolve the Atlantic City Municipal Utilities Authority by September 15.

In November 2016, New Jersey rejected a 5-year recovery plan proposed by Atlantic City, and a week later the state’s Local Finance Board unanimously approved a state takeover of the city’s finances, allowing the state to restructure outstanding debt, re-negotiate municipal contracts and sell city assets for the next 5 years. As a result, the foundering city will likely avoid any threat of default through 2017. The decision was hailed as a credit positive by Moody’s. Tim Cunningham, director of New Jersey’s Division of Local Government Services, said that he will look to the state treasury for debt-service assistance, if that becomes necessary.

New Jersey voters overwhelmingly rejected a referendum in November 2016 to allow casino gambling in areas outside of Atlantic City. Seven casinos remain in the gambling hub, down from 12 in 2014. The Trump Taj Mahal closed in October 2016.

Gov. Chris Christie and New Jersey Legislature came to an agreement in October 2016 to restore funding to the Transportation Trust Fund (TTF) to the tune of $2 billion annually for 8 years; a 23-cent-per-gallon increase in

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the Garden State’s gas tax, which took effect in November 2016, will provide the financing.

In November 2016, S&P Global Ratings (S&P) downgraded New Jersey’s general obligation (G.O.) bonds to A-minus, from A, citing the state’s public employee pension obligations. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them. This is the 10th credit downgrade since Gov. Christie took office in 2010.

New Jersey will make quarterly payments to its ailing public pension system, thanks to legislation that was unanimously approved by both the Senate and Assembly and signed by the governor in December 2016. In the past, the state made a single pension payment at the end of its fiscal year. According to State Senate President Steve Sweeney, the quarterly plan “will provide greater stability to state finances, produce ongoing savings for the taxpayers and help make the pension funds more secure.”

During the reporting period, the governor reversed his decision to end the income tax reciprocity agreement with Pennsylvania. The reversal came after he signed legislation to curb public employee healthcare costs, a move that yielded $200 million in savings. In September 2016, the governor had asserted that the state needed to end the almost 40-year agreement and tax Pennsylvania residents working in the Garden State to cover a $250 million budget deficit.

As of January 31, 2017, New Jersey’s G.O. bonds were rated A2 by Moody’s, A-minus by S&P, and A by Fitch Ratings.

FUND PERFORMANCE

Oppenheimer Rochester New Jersey Municipal Fund held more than 190 securities as of January 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

At the end of the reporting period, the Class A shares of this Fund provided a distribution yield at NAV of 4.38%. The 12-month distribution yield at NAV of this Fund’s Class A shares was the second highest in Lipper’s New Jersey Municipal Debt Funds category as of January 31, 2017, trailing only the 12-month distribution yield of this Fund’s Y shares. At 4.72% on that date, the 12-month distribution yield at NAV for this Fund’s Class A shares was 134 basis points higher than the category average, which was 3.38%.

During this reporting period, challenging market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 3.5 cents per share at the outset of this reporting period, was reduced to 3.4 cents per share beginning with the December 2016 payout. In all, the Fund distributed 20.8 cents per Class A share this reporting period.

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Nonetheless, the tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 6.11%, based on the Fund’s standardized yield as of January 31, 2017 and the top federal and New Jersey income tax rates for 2016. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income bonds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 18.9% of the Fund’s total assets (19.5% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the Master Settlement

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Agreement (MSA) and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings include G.O.s and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico, including one G.O. holding, are insured. In some cases, the debt-service obligations on insured securities were paid in full or in part by the insurer. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments covered below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

On the last day of August 2016, the Obama administration announced the seven members of the federal oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA. As investors may recall, PROMESA requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, to deliver audited financial results in a timely fashion, and to regain access to financial markets.

The new law also called for the establishment of a Congressional Task Force on Economic Growth for Puerto Rico. The task force’s initial status report voiced concerns about “the relative lack of reliable data pertaining to certain aspects of the economic, financial, and fiscal situation in Puerto Rico.” In its year-end report, the task force reached bipartisan recommendations on various measures for Puerto Rico’s economic growth, including an “equitable and sustainable legislative solution to the financing of Puerto Rico’s Medicaid program” by early 2017.

We note that PROMESA – which was passed with rare bipartisan support and signed into law on June 30, 2016 – tries to balance the interests of many stakeholders. We were pleased that a federal control board was established. As the fiscal turnarounds of New York City and Washington, D.C. demonstrate, a responsible control board can guide a troubled municipality to a stronger future. The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

On October 14, Gov. Alejandro García Padilla presented a fiscal plan to the federal oversight board. According to press reports,

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Padilla’s plan called for the Commonwealth’s government to improve financial reporting, consolidate branches of government, relax regulations and encourage investors to finance an assortment of projects.

At the meeting, the Commonwealth’s Treasury Secretary said that Puerto Rico had nearly $1 billion in unpaid bills and had written – but not sent – checks totaling $350 million. Carlos Garcia, a member of the oversight board, took issue with the government’s assessment of the situation, noting that Puerto Rico had “high tax collections” but was not providing essential services or paying its vendors or debt service obligations in full.

Austerity measures, Gov. Padilla claimed, would have “terrible consequences … on the well-being of the Puerto Rican people.” Among the documents shared with the oversight board was a report by the Puerto Rico Fiscal Authority Agency and Financial Advisory Authority which showed that the government’s 2014 “net position” – assets minus liabilities – was negative $50 billion, three times worse than in 2006.

The governor, whose term ended January 2, 2017, pointed a finger at many culprits, including bond ratings agencies, the U.S. Congress and the prior administrations in the Commonwealth who put forth “misguided and unscrupulous public policies.” Even though the Commonwealth tapped the capital markets during his administration, the governor blamed bondholders for providing the financing the Commonwealth sought. Gov. Padilla renewed his appeal for federal legislation that could strengthen the Commonwealth’s economy.

In other developments, the oversight board filed a statement October 21 urging U.S. District Court Judge Francisco Besosa to deny requests from plaintiffs in three consolidated cases to have PROMESA’s stay on litigation lifted. On November 2 the judge denied three plaintiffs’ requests, noting in one case that the plaintiffs “do not have standing to seek relief from the PROMESA stay because they show no ‘injury in fact.’” The board had argued that the “ongoing litigation is a major distraction” and asserted that time and resources “would be better spent negotiating the fiscal plans required by PROMESA.” The judge cautioned that the Commonwealth defendants “must not abuse or squander the ‘breathing room’ that the court’s decision fosters.”

In a press release issued in early November, Puerto Rico’s Treasury Secretary asserted that the Government Development Bank (the GDB) is “stable” but that its managers have “substantial doubt about the ability of the GDB to continue as a going concern.” The current stability exists, he said, because the GDB has limited weekly withdrawals to no more than $3 million. He recommended that municipalities and public corporations determine the portion of their deposits that may be “impaired” according to accounting standards. We believe politics may be at play in the Commonwealth’s decision to portray the GDB as a weakening entity.

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On November 8, Ricardo Rosselló Nevares was elected governor of the Commonwealth. He is a member of the New Progressive Party and, according to a November 9 article in The Bond Buyer, his victory is expected to be a positive for bondholders. Prior to the election, Mr. Rosselló said that if bondholders can agree to extend the maturities on existing bonds, then Commonwealth issuers should agree to make their interest payments. Ahead of his inauguration, the governor-elect appointed Elías Sánchez Sifonte as his (non-voting) representative to the federal oversight board.

Immediately after his inauguration, Gov. Rosselló signed several executive orders related to fiscal and economic conditions in the Commonwealth. The first order requires immediate reductions in the operating expenses of every government agency. Additionally, no vacancies can be filled, no new positions created and all agency-related travel must be pre-approved. Another order establishes the Federal Opportunities Center to help public agencies and non-profit community organizations obtain federal funds. The new governor has ordered the use of zero-base budgets beginning with fiscal 2018, which begins July 1, 2017; the creation of a new entity to expedite the approvals of permits and certifications for a variety of infrastructure projects, and the establishment of recruiting measures by government agencies “to increase the participation of women in management positions.”

In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines established in PROMESA. The governor’s representative on the oversight board asked his fellow board members to give the governor until February 28 to submit his fiscal plan. The board was amenable but set some conditions, including “a commitment not to take more loans to provide short-term liquidity, develop a liquidity plan and provide further financial information, among others.” Simultaneously, the board told the governor that his plan had to make spending cuts and revenue increases of $4.5 billion a year. The governor rejected many of the board’s requests and asserted that the focus should be on economic growth, not increased taxation. At the end of the month, the board agreed to extend the deadline for submitting the fiscal plan, adjusted other deadlines related to the plan, set deadlines for a number of public agencies and authorities, and extended the stay on debt-related litigation through May 1, 2017.

Late in January, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, which had been slated to expire at the end of 2017, was the government’s biggest source of revenue in the five months ended November 30, 2016; first-half budget results (through December 2016) indicate that the Act 154 tax was 15.2% ($132.2 million) higher than had been projected. The governor also signed a new measure, the Puerto Rico Financial

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Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which gave Gov. Padilla the power to suspend debt payments. The new act allows Gov. Rosselló to prioritize expenditures and explicitly states that it “is inappropriate to categorically prioritize the payment of non-debt expenditures over debt service.”

Puerto Rico continued to have a mixed record regarding debt payments. As expected, Puerto Rico failed to pay $358 million of interest on its G.O. bonds on January 3, but insurers wrapped nearly $54 million of this amount, according to The Bond Buyer. It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

In other news, PREPA, the Commonwealth’s electric utility authority, and its forbearing bondholders, including Oppenheimer Rochester, worked throughout this reporting period to finalize a restructuring agreement whose terms were agreed on in September 2015. As investors may recall, PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors.

Prior to Election Day – but well after the July 1, 2016 deadline – then Gov. Padilla nominated five people to the board of directors of PREPA, as called for in the

PREPA Revitalization Act. He also nominated three people to the Corporation for the Revitalization of Electrical Energy Authority, which is the entity that is expected to issue new bonds in accordance with the restructuring agreement between PREPA and its forbearing bondholders. While some business groups, unions and businesses have challenged the validity of the PREPA Revitalization Act, PREPA issued a statement in late October 2016 asserting its confidence that the Act is constitutional. In January, the Court of the First Instance (San Juan) upheld the constitutionality of the Act.

Also in December 2016, PREPA and its forbearing bondholders agreed to extend the restructuring agreement until March 31, 2017.

PREPA made its $192.5 million interest payment in full on January 3, 2017. Also in early January, subsidiaries of the insurer Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively. Later in the month, the Commonwealth’s energy commission made a minor adjustment to the rate increase that it had approved in June 2016.

During this reporting period, S&P downgraded several senior unsecured GDB bonds that had failed to make August 1, 2016 interest payments.

The Oppenheimer Rochester team has been an active participant in negotiations with

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Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 13.3% of the Fund’s total assets (13.7% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

Transportation Infrastructure bonds constituted 8.6% of the Fund’s total assets (8.8% net assets) as of January 31, 2017. This type of financing supports the construction of critical projects such as rail, bridges, ports, and public buildings.

The sales tax sector represented 7.7% of the Fund’s total assets (8.0% of net assets) as of January 31, 2017. Debt-service payments on securities in this sector, more than three quarters of which were issued in Puerto Rico, are paid using the issuing municipality’s sales tax revenue.

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G.O. securities comprised 7.5% of total assets (7.7% of net assets) as of January 31, 2017. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various New Jersey municipalities as well as bonds issued in the Commonwealth of Puerto Rico and the Northern Mariana Islands. In this Fund, one of the G.O.s issued by Puerto Rico is insured; while they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe.

As of January 31, 2017, the Fund was invested in the hospital/healthcare sector, which represented 7.4% of total assets (7.6% of net assets). Most of the Fund’s holdings in this sector are investment grade though the Fund also invests across the credit spectrum in this sector. The sector includes one security issued by Puerto Rico.

U.S. Government obligation bonds constituted 7.4% of the Fund’s total assets (7.6% of net assets) on January 31, 2017. This sector includes any securities held by the Fund that have been pre-refunded. In a pre-refunding or a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. When a municipality issues a pre-refunding bond, a development that can only be done when the nearest call date is at least 90 days later, the proceeds are escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued bond. The Treasury bonds that are purchased with the proceeds of a pre-refunding are backed by the full faith and credit of the U.S. government.

The Fund’s holdings in municipal bonds issued by utilities represented 6.8% of total assets (7.0% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 3.5% of total assets (3.6% of net assets), water utilities with 2.8% of total assets (2.8% of net assets) and sewer utilities with 0.5% of total assets (0.5% of net assets) as of January 31, 2017. Our holdings in these sectors include insured securities issued in the State of New Jersey and Guam as well as securities issued by PREPA and PRASA (Puerto Rico’s aqueduct and sewer authority).

As of January 31, 2017, 5.5% of the Fund’s total assets (5.6% of net assets) was invested in the higher education sector. The investment-grade bonds we hold in this sector, some of which were issued in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by valuable collateral. On January 31, 2017, 5.0% of the Fund’s total assets (5.2% of net assets) was invested in the marine/aviation facilities sector. The sector included one bond issued in the Northern Mariana Islands.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 4.0% of

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total assets (4.2% of net assets) as of January 31, 2017. The bonds in this sector, which are used to build and maintain roadways and highway amenities, included one issued in Puerto Rico.

The Fund’s investments in government appropriation bonds represented 3.9% of the Fund’s total assets (4.1% of net assets) as of January 31, 2017. The municipal issuer of this type of security agrees to include an allocation in its budget that will be used to make its debt payments. Because municipalities need reliable access to future capital, these appropriations tend to be off limits during budget negotiations. The Fund’s holdings in this sector included one bond issued in Puerto Rico.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 31, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

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Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

17 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	13.3%
Transportation Infrastructure	8.6
Sales Tax Revenue	7.7
General Obligation	7.5
Hospital/Healthcare	7.4
U.S. Government Obligations	7.4
Higher Education	5.5
Marine/Aviation Facilities	5.0
Highways/Commuter Facilities	4.0
Government Appropriation	3.9

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	4.6%	4.6%
AA	18.5	0.0	18.5
A	20.6	0.0	20.6
BBB	18.9	0.6	19.5
BB or lower	35.2	1.6	36.8
Total	93.2%	6.8%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2017 and are subject to change. OppenheimerFunds, Inc., the sub-adviser, determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

18 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/31/17

	Without Sales Charge	With Sales Charge
Class A	4.38%	4.17%
Class B	3.75	N/A
Class C	3.77	N/A
Class Y	4.46	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/17
Class A	3.13%
Class B	2.51
Class C	2.53
Class Y	3.39

TAXABLE EQUIVALENT YIELDS

As of 1/31/17
Class A	6.11%
Class B	4.90
Class C	4.94
Class Y	6.62

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	-1.97%	3.62%	3.12%	2.85%	4.61%
Class B (ONJBX)	3/1/94	-2.35	2.82	2.32	2.35	4.41
Class C (ONJCX)	8/29/95	-2.45	2.84	2.34	2.06	3.93
Class Y (ONJYX)	11/29/10	-2.01	3.77	3.27	N/A	4.69

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	-6.63%	-1.30%	2.13%	2.35%	4.39%
Class B (ONJBX)	3/1/94	-7.14	-2.13	1.99	2.35	4.41
Class C (ONJCX)	8/29/95	-3.41	1.85	2.34	2.06	3.93
Class Y (ONJYX)	11/29/10	-2.01	3.77	3.27	N/A	4.69

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

19 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.034 for the 25-day accrual period ended January 31, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 31, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0292, $0.0294 and $0.0347 respectively, for the 25-day accrual period ended January 31, 2017 and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2017 and either the maximum offering price (for Class A shares) or NAV (for the other classes) on January 31, 2017. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s New Jersey Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (at NAV) plus any capital gains distributed over the same period. The calculation included 49 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal and New Jersey tax rate of 48.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within

20 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

21 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2016	Ending Account Value January 31, 2017	Expenses Paid During 6 Months Ended January 31, 2017
Class A	$ 1,000.00	$ 980.30	$ 5.15
Class B	1,000.00	976.50	9.01
Class C	1,000.00	975.50	8.95
Class Y	1,000.00	979.90	4.45

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.01	5.26
Class B	1,000.00	1,016.13	9.19
Class C	1,000.00	1,016.18	9.14
Class Y	1,000.00	1,020.72	4.54

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.03%
Class B	1.80
Class C	1.79
Class Y	0.89

23 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—105.3%
New Jersey—67.9%
$40,000	Atlantic City, NJ GO	5.000%	12/01/2024	$33,274
1,000,000	Atlantic County, NJ Improvement Authority (Stockton University)[1]	5.000	07/01/2034	1,109,260
190,000	Bayonne, NJ Parking Authority[1]	5.000	06/15/2027	186,018
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2033	1,050,780
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2034	1,047,060
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2035	1,044,580
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2031	2,129,280
60,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2017	60,189
1,665,000	Casino Reinvestment Devel. Authority of NJ1	5.250	01/01/2024	1,674,790
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250	11/01/2039	2,993,820
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250	11/01/2044	2,963,040
395,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.000	01/01/2025	397,161
175,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.250	01/01/2018	176,029
760,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.250	01/01/2022	768,535
1,000,000	Casino Reinvestment Devel. Authority of NJ (Luxury Tax)[1]	5.000	11/01/2028	1,082,160
150,000	Essex County, NJ Improvement Authority (Newark)[1]	5.125	04/01/2029	150,154
250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250	11/01/2030	260,092
1,000,000	Hudson County, NJ Improvement Authority[1]	6.000	01/01/2040	1,096,360
1,500,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2035	1,620,360
1,250,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2038	1,346,612
2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500	06/01/2041	2,981,565
315,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2020	299,760
2,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2032	1,858,256
1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.125	01/01/2037	778,338
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500	09/01/2030	20,064
20,000	Neptune City, NJ Hsg. Authority[1]	6.000	04/01/2019	20,048
445,000	New Brunswick, NJ Parking Authority[1]	5.000	09/01/2027	497,216
605,000	New Brunswick, NJ Parking Authority[1]	5.000	09/01/2029	673,008
430,000	Newark, NJ GO1	5.000	07/15/2029	450,141
3,000,000	Newark, NJ GO1	5.000	07/15/2029	3,140,520
315,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000	01/01/2032	354,281
5,000,000	Newark, NJ Hsg. Authority (Secured Police Facility)[1]	5.000	12/01/2038	5,466,750

24 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New Jersey (Continued)
$500,000	NJ Building Authority[1]	5.000%	06/15/2027	$560,670
1,000,000	NJ Building Authority[1]	5.000	06/15/2028	1,115,320
500,000	NJ Building Authority[1]	5.000	06/15/2029	554,105
2,095,000	NJ EDA[1]	5.000	06/15/2028	2,214,331
750,000	NJ EDA[1]	5.000	06/15/2029	789,713
3,000,000	NJ EDA[1]	5.000	06/15/2035	3,001,860
3,000,000	NJ EDA[1]	5.000	06/15/2036	3,003,900
3,100,000	NJ EDA (Cranes Mill)[1]	5.100	06/01/2027	3,101,519
100,000	NJ EDA (Dept. of Human Services)[1]	6.250	07/01/2024	101,928
1,525,000	NJ EDA (Drew University)[1]	5.250	07/01/2021	1,706,750
16,525,000	NJ EDA (Hamilton Care)[1]	6.650	11/01/2037	17,395,702
3,050,000	NJ EDA (Harrogate)[1]	5.875	12/01/2026	2,885,453
10,000	NJ EDA (Hillcrest Health Service)	7.243 [2]	01/01/2018	9,854
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500	04/01/2031	90,114
100,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000	07/01/2023	102,404
60,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000	07/01/2029	61,442
195,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000	07/01/2034	199,688
1,040,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2017	1,044,982
505,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2031	518,120
260,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2033	266,755
2,500,000	NJ EDA (MSU Student Hsg.)[1]	5.750	06/01/2031	2,711,450
135,000	NJ EDA (Municipal Rehabilitation)[1]	5.000	04/01/2028	135,427
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600	11/01/2034	5,799,066
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700	10/01/2039	4,740,586
50,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750	12/15/2017	50,173
15,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750	12/15/2017	15,052
800,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125	06/15/2027	805,568
1,400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125	06/15/2037	1,406,790
650,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.000	07/01/2032	655,746
1,900,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.100	07/01/2044	1,903,667
1,500,000	NJ EDA (Paterson Charter School)[1]	5.000	07/01/2032	1,361,640
2,500,000	NJ EDA (Paterson Charter School)[1]	5.300	07/01/2044	2,213,975
850,000	NJ EDA (Rutgers University)[1]	5.000	06/15/2038	953,147
3,690,000	NJ EDA (School Facilities Construction)[1]	5.000	03/01/2030	3,742,988
1,000,000	NJ EDA (School Facilities)[1]	5.250	09/01/2026	1,047,820
50,000	NJ EDA (St. Barnabas Medical Center)	6.743 [2]	07/01/2018	48,853
65,000	NJ EDA (St. Barnabas Medical Center)	6.827 [2]	07/01/2021	57,701
25,000	NJ EDA (St. Barnabas Medical Center)	7.147 [2]	07/01/2020	23,051
110,000	NJ EDA (State Office Buildings)[1]	5.000	06/15/2020	110,369
3,200,000	NJ EDA (Team Academy Charter School)[1]	6.000	10/01/2043	3,469,568
10,000,000	NJ EDA (The Goethals Bridge Replacement)[1]	5.375	01/01/2043	10,600,100
1,500,000	NJ EDA (UMM Energy Partners)[1]	5.000	06/15/2037	1,540,395
1,250,000	NJ EDA (UMM Energy Partners)[1]	5.125	06/15/2043	1,282,050
2,735,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000	07/01/2033	2,768,121

25 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New Jersey (Continued)
$875,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.250%	07/01/2027	$887,845
2,115,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000	06/15/2026	2,186,360
120,000	NJ Educational Facilities Authority (Kean University)[1]	5.250	09/01/2029	129,140
870,000	NJ Educational Facilities Authority (New Jersey City University)[1]	5.000	07/01/2030	998,725
5,000	NJ Educational Facilities Authority (Public Library)[1]	5.000	09/01/2022	5,017
30,000	NJ Educational Facilities Authority (Richard Stockton College)[1]	5.125	07/01/2028	31,723
1,000,000	NJ Educational Facilities Authority (Rider University)[1]	5.000	07/01/2037	1,049,170
15,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000	07/01/2028	15,047
2,025,000	NJ Educational Facilities Authority (Stockton University)[1]	5.000	07/01/2041	2,161,222
3,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.000	07/01/2044	3,250,860
5,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000	11/15/2033	5,564,770
750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.300	11/01/2026	678,218
1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.375	11/01/2036	811,810
65,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250	10/01/2038	69,503
230,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250	10/01/2038	231,513
3,480,000	NJ Health Care Facilities Financing Authority (IH/ IMCW/IMCtr Obligated Group)[1]	5.000	07/01/2046	3,742,218
1,500,000	NJ Health Care Facilities Financing Authority (Kennedy Health System)[1]	5.000	07/01/2031	1,622,400
500,000	NJ Health Care Facilities Financing Authority (SJHS/ SJH&MC Obligated Group)[1]	5.000	07/01/2036	526,060
10,000,000	NJ Health Care Facilities Financing Authority (SJHS/ SJH&MC/GPD/GPDH/SJRC/HviewA/HsideA/Hhouse/ SJHlth/200HPC/SJWC/SJWHF Obligated Group)[1]	6.625	07/01/2038	10,776,600
15,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp.)	6.615 [2]	07/01/2017	14,940
1,960,000	NJ Health Care Facilities Financing Authority (St. Luke’s Warren Hospital)[1]	5.000	08/15/2034	2,128,090
5,410,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250	07/01/2023	5,497,209
2,000,000	NJ Health Care Facilities Financing Authority (University Hospital)[1]	5.000	07/01/2046	2,134,300
125,000	NJ Health Care Facilities Financing Authority (Virtua Health/Virtua Memorial Hospital Burlington County Obligated Group)[1]	5.750	07/01/2033	135,385
2,270,000	NJ Higher Education Assistance Authority[1]	5.500	12/01/2025	2,474,187
70,000	NJ Higher Education Assistance Authority[1]	5.750	12/01/2029	76,019

26 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New Jersey (Continued)
$11,190,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.125%	06/01/2030	$11,645,769
3,285,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[3]	4.625	10/01/2027	3,292,254
1,295,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[3]	5.000	10/01/2037	1,305,426
70,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.150	10/01/2023	72,711
50,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.375	10/01/2028	51,552
10,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.500	10/01/2038	10,298
9,580,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2041	8,622,288
1,625,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2038	1,622,790
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500	06/15/2041	5,112,550
10,000,000	NJ Transportation Trust Fund Authority[1]	5.875	12/15/2038	10,628,400
4,518,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	4,895,976
5,000,000	NJ Turnpike Authority[1]	5.000	01/01/2034	5,606,300
5,000,000	NJ Turnpike Authority[1]	5.000	01/01/2038	5,538,700
6,330,000	Rutgers State University NJ3	5.000	05/01/2029	7,228,647
5,380,000	Rutgers State University NJ3	5.000	05/01/2030	6,130,187
4,000,000	Rutgers State University NJ3	5.000	05/01/2038	4,476,840
1,350,000	South Jersey, NJ Port Corp. (Marine Terminal)[1]	5.000	01/01/2039	1,350,905
3,650,000	South Jersey, NJ Transportation Authority[1]	5.000	11/01/2039	3,908,530
55,000	Union County, NJ Improvement Authority (Linden Airport)[1]	5.000	03/01/2028	55,161
40,000	West Milford Township, NJ (Municipal Utilities Authority)[1]	5.375	08/01/2031	40,089
				252,691,118

New York—5.1%
2,689,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	2,729,012
8,685,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	8,814,233
5,100,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	5,201,388
1,705,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	1,747,420
450,000	Port Authority NY/NJ, 152nd Series[1]	5.750	11/01/2030	474,530
				18,966,583

U.S. Possessions—32.3%
10,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750	09/01/2031	10,305
125,000	Guam Power Authority, Series A1	5.000	10/01/2023	142,421
125,000	Guam Power Authority, Series A1	5.000	10/01/2024	141,535
250,000	Guam Power Authority, Series A1	5.000	10/01/2030	278,487
65,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2017	64,938
3,570,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	3,028,574
2,235,000	Northern Mariana Islands Ports Authority, Series A1	6.250	03/15/2028	1,945,702
2,525,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2038	1,979,272
3,825,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	3,824,656
18,900,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	18,898,110
19,195,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	19,194,040
2,150,000	Puerto Rico Commonwealth GO4	5.250	07/01/2037	1,389,222
2,795,000	Puerto Rico Commonwealth GO4	5.500	07/01/2039	1,855,181
8,350,000	Puerto Rico Commonwealth GO4	5.750	07/01/2036	5,385,750

27 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$3,205,000	Puerto Rico Commonwealth GO4	5.750%	07/01/2041	$2,095,269
5,000,000	Puerto Rico Commonwealth GO4	6.000	07/01/2029	3,262,000
6,085,000	Puerto Rico Commonwealth GO4	6.000	07/01/2039	4,031,312
3,000,000	Puerto Rico Commonwealth GO4	6.500	07/01/2040	1,972,200
168,097	Puerto Rico Electric Power Authority	10.000	07/01/2019	132,741
168,096	Puerto Rico Electric Power Authority	10.000	07/01/2019	132,740
165,099	Puerto Rico Electric Power Authority	10.000	01/01/2021	127,338
165,099	Puerto Rico Electric Power Authority	10.000	07/01/2021	127,338
55,033	Puerto Rico Electric Power Authority	10.000	01/01/2022	42,298
55,033	Puerto Rico Electric Power Authority	10.000	07/01/2022	42,298
1,700,000	Puerto Rico Electric Power Authority, Series A5	5.000	07/01/2029	1,106,037
1,990,000	Puerto Rico Electric Power Authority, Series A5	5.000	07/01/2042	1,292,246
45,000	Puerto Rico Electric Power Authority, Series A5	5.050	07/01/2042	29,221
3,000,000	Puerto Rico Electric Power Authority, Series A5	7.000	07/01/2043	1,947,990
3,000,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2028	1,952,400
5,000,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2030	3,251,750
550,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2031	357,605
50,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000	07/01/2021	32,783
90,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000	07/01/2025	58,573
100,000	Puerto Rico Electric Power Authority, Series TT5	5.000	07/01/2023	65,187
80,000	Puerto Rico Electric Power Authority, Series TT5	5.000	07/01/2037	51,971
395,000	Puerto Rico Electric Power Authority, Series XX5	5.250	07/01/2035	256,402
750,000	Puerto Rico Highway & Transportation Authority[4,7]	5.750	07/01/2020	453,750
575,000	Puerto Rico Infrastructure[4]	5.000	07/01/2027	97,750
4,750,000	Puerto Rico Infrastructure[4]	5.000	07/01/2037	807,500
2,610,000	Puerto Rico Infrastructure[6]	5.000	07/01/2041	443,700
975,000	Puerto Rico Infrastructure[8]	6.995 [2]	07/01/2035	321,253
3,000,000	Puerto Rico Infrastructure[4,7]	7.046 [2]	07/01/2042	293,340
400,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500	10/01/2037	193,608
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2027	92,678
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	03/01/2036	787,654
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125	04/01/2032	88,710
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	04/01/2042	86,143
175,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	166,618
1,000,000	Puerto Rico ITEMECF (Polytechnic University)1, [8]	5.000	08/01/2032	925,670
2,000,000	Puerto Rico Municipal Finance Agency, Series A1,8	5.250	08/01/2020	2,030,980
305,000	Puerto Rico Public Buildings Authority[4]	5.250	07/01/2033	177,662
5,000,000	Puerto Rico Public Buildings Authority[6]	5.250	07/01/2042	2,912,500
1,000,000	Puerto Rico Public Buildings Authority[6]	5.625	07/01/2039	582,500
1,000,000	Puerto Rico Public Buildings Authority[1,8]	6.000	07/01/2028	1,031,700
1,530,000	Puerto Rico Public Buildings Authority, Series D4	5.250	07/01/2036	891,225
5,235,000	Puerto Rico Public Finance Corp., Series B4	6.000	08/01/2026	431,888
9,850,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	4,703,375
2,500,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2021	1,193,750
4,850,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2022	2,315,875
10,935,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2042	5,221,463
325,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	167,375
6,800,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	3,510,500

28 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$14,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750%	08/01/2057	$9,531,621
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.497 [2]	05/15/2035	172,832
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.622 [2]	05/15/2035	283,061
				120,422,573

Total Investments, at Value (Cost $424,410,556)—105.3%				392,080,274
Net Other Assets (Liabilities)—(5.3)				(19,801,969)
Net Assets—100.0%				$372,278,305

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

7. Scheduled principal and interest payments are guaranteed by Financial Guaranty Insurance Corporation.

8. Scheduled principal and interest payments are guaranteed by ACA Financial Guaranty Corporation, Ambac Assurance Corporation, Assured Guaranty Corporation or National Public Finance Guaranty.

To simplify the listings of securities, abbreviations are used per the table below:

200HPC	200 Hospital Plaza Corp.
EDA	Economic Devel. Authority
GO	General Obligation
GPD	Genesis Property Development
GPDH	Genesis Property Development Holding
Hhouse	Harbor House
HsideA	Harborside Apartments
HviewA	Harborview Apartments
IH	Inspira Health
IMCtr	Inspira Medical Center
IMCW	Inspira Medical Center Woodbury
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
MSU	Montclair State University
NY/NJ	New York/New Jersey
SJH&MC	St. Joseph’s Health and Medical Center
SJHlth	St. Joseph’s Healthcare
SJHS	St. Joseph Health System
SJRC	St. Joseph’s Regional Cardiology

29 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

SJWC	St. Joseph’s Wayne Cardiology
SJWHF	St. Joseph’s Wayne Hospital Foundation
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

30 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2017 Unaudited

Assets
Investments, at value (cost $424,410,556)—see accompanying statement of investments	$392,080,274

Cash	319,218

Receivables and other assets:
Interest	4,730,438
Shares of beneficial interest sold	160,229
Other	79,482

Total assets	397,369,641

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	14,065,000
Payable for borrowings (See Note 9)	9,600,000
Shares of beneficial interest redeemed	926,258
Dividends	324,187
Trustees’ compensation	69,622
Distribution and service plan fees	43,555
Interest expense on borrowings	7,523
Shareholder communications	1,555
Other	53,636

Total liabilities	25,091,336

Net Assets	$372,278,305

Composition of Net Assets
Paid-in capital	$560,546,936

Accumulated net investment income	1,458,403

Accumulated net realized loss on investments	(157,396,752)

Net unrealized depreciation on investments	(32,330,282)

Net Assets	$372,278,305

31 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $227,237,333 and 24,400,002 shares of beneficial interest outstanding)	$9.31

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.77

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,083,255 and 223,003 shares of beneficial interest outstanding)	$9.34

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $112,696,371 and 12,085,995 shares of beneficial interest outstanding)	$9.32

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $30,261,346 and 3,245,579 shares of beneficial interest outstanding)	$9.32

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 2017

Investment Income
Interest	$10,704,630

Expenses
Management fees	1,119,888

Distribution and service plan fees:
Class A	178,802
Class B	11,282
Class C	537,878

Transfer and shareholder servicing agent fees:
Class A	122,414
Class B	1,253
Class C	59,790
Class Y	15,315

Shareholder communications:
Class A	7,316
Class B	273
Class C	3,876
Class Y	1,854

Borrowing fees	198,396

Interest expense and fees on short-term floating rate notes issued (See Note 4)	96,914

Interest expense on borrowings	46,579

Trustees’ compensation	3,296

Custodian fees and expenses	1,201

Other	79,414

Total expenses	2,485,741

Net Investment Income	8,218,889

Realized and Unrealized Gain (Loss)
Net realized gain on investments	1,847,005

Net change in unrealized appreciation/depreciation on investments	(17,828,928)

Net Decrease in Net Assets Resulting from Operations	$(7,763,034)

See accompanying Notes to Financial Statements.

33 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016

Operations
Net investment income	$8,218,889	$17,872,233

Net realized gain	1,847,005	2,490,401

Net change in unrealized appreciation/depreciation	(17,828,928)	14,840,351

Net increase (decrease) in net assets resulting from operations	(7,763,034)	35,202,985

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(5,357,268)	(12,974,635)
Class B	(44,570)	(147,184)
Class C	(2,163,676)	(5,310,058)
Class Y	(690,517)	(1,219,633)

	(8,256,031)	(19,651,510)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(20,490,902)	(16,003,401)
Class B	(705,323)	(1,680,867)
Class C	(6,994,350)	(11,680,065)
Class Y	2,690,288	4,246,954

	(25,500,287)	(25,117,379)

Net Assets
Total decrease	(41,519,352)	(9,565,904)

Beginning of period	413,797,657	423,363,561

End of period (including accumulated net investment income of $1,458,403 and $1,495,545, respectively)	$372,278,305	$413,797,657

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 31, 2017

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(7,763,034)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(3,823,271)
Proceeds from disposition of investment securities	21,550,713
Short-term investment securities, net	903,390
Premium amortization	893,634
Discount accretion	(765,244)
Net realized gain on investments	(1,847,005)
Net change in unrealized appreciation/depreciation on investments	17,828,928
Change in assets:
Decrease in other assets	59,044
Decrease in interest receivable	17,687
Decrease in receivable for securities sold	1,215,106
Change in liabilities:
Decrease in other liabilities	(11,205)

Net cash provided by operating activities	28,258,743

Cash Flows from Financing Activities
Proceeds from borrowings	40,900,000
Payments on borrowings	(36,400,000)
Payments on short-term floating rate notes issued	(65,000)
Proceeds from shares sold	23,494,330
Payments on shares redeemed	(55,037,677)
Cash distributions paid	(1,398,779)

Net cash used in financing activities	(28,507,126)

Net decrease in cash	(248,383)

Cash, beginning balance	567,601

Cash, ending balance	$319,218

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $6,786,985.

Cash paid for interest on borrowings—$41,237.

Cash paid for interest on short-term floating rate notes issued—$96,914.

See accompanying Notes to Financial Statements.

35 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$9.70	$9.34	$9.67	$9.60	$10.68	$9.75

Income (loss) from investment operations:
Net investment income[1]	0.21	0.43	0.48	0.52	0.50	0.54
Net realized and unrealized gain (loss)	(0.39)	0.40	(0.31)	0.07	(1.05)	1.00

Total from investment operations	(0.18)	0.83	0.17	0.59	(0.55)	1.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.47)	(0.50)	(0.52)	(0.53)	(0.61)

Net asset value, end of period	$9.31	$9.70	$9.34	$9.67	$9.60	$10.68

Total Return, at Net Asset Value[2]	(1.97)%	9.25%	1.64%	6.40%	(5.43)%	16.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$227,237	$257,608	$263,873	$306,172	$368,177	$421,443

Average net assets (in thousands)	$242,622	$260,521	$301,779	$326,496	$425,664	$385,776

Ratios to average net assets:[3]
Net investment income	4.36%	4.55%	4.89%	5.58%	4.80%	5.31%
Expenses excluding specific expenses listed below	0.86%	0.87%	0.87%	0.83%	0.76%	0.76%
Interest and fees from borrowings	0.12%	0.22%	0.23%	0.15%	0.11%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.04%	0.07%	0.08%	0.06%	0.11%

Total expenses	1.03%	1.13%	1.17%	1.06%	0.93%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.13%	1.17%	1.06%	0.91%	0.93%

Portfolio turnover rate	1%	11%	7%	30%	24%	18%

36 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

37 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$9.72	$9.36	$9.69	$9.62	$10.70	$9.77

Income (loss) from investment operations:
Net investment income[1]	0.18	0.36	0.41	0.45	0.42	0.46
Net realized and unrealized gain (loss)	(0.39)	0.40	(0.31)	0.06	(1.06)	0.99

Total from investment operations	(0.21)	0.76	0.10	0.51	(0.64)	1.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.40)	(0.43)	(0.44)	(0.44)	(0.52)

Net asset value, end of period	$9.34	$9.72	$9.36	$9.69	$9.62	$10.70

Total Return, at Net Asset Value[2]	(2.35)%	8.51%	0.86%	5.55%	(6.24)%	15.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,083	$2,885	$4,444	$6,351	$10,331	$18,879

Average net assets (in thousands)	$2,479	$3,495	$5,540	$7,822	$15,007	$20,307

Ratios to average net assets:[3]
Net investment income	3.65%	3.84%	4.13%	4.81%	3.96%	4.50%
Expenses excluding specific expenses listed below	1.63%	1.63%	1.63%	1.63%	1.61%	1.61%
Interest and fees from borrowings	0.12%	0.22%	0.23%	0.15%	0.11%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.04%	0.07%	0.08%	0.06%	0.11%

Total expenses	1.80%	1.89%	1.93%	1.86%	1.78%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.89%	1.93%	1.86%	1.76%	1.78%

Portfolio turnover rate	1%	11%	7%	30%	24%	18%

38 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

39 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$9.71	$9.35	$9.68	$9.61	$10.69	$9.76

Income (loss) from investment operations:
Net investment income[1]	0.17	0.36	0.40	0.45	0.42	0.46
Net realized and unrealized gain (loss)	(0.39)	0.40	(0.30)	0.06	(1.05)	1.00

Total from investment operations	(0.22)	0.76	0.10	0.51	(0.63)	1.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.40)	(0.43)	(0.44)	(0.45)	(0.53)

Net asset value, end of period	$9.32	$9.71	$9.35	$9.68	$9.61	$10.69

Total Return, at Net Asset Value[2]	(2.45)%	8.54%	0.87%	5.60%	(6.15)%	15.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,697	$124,488	$131,468	$142,154	$173,766	$187,934

Average net assets (in thousands)	$118,514	$125,656	$142,243	$150,721	$194,185	$169,315

Ratios to average net assets:[3]
Net investment income	3.61%	3.80%	4.06%	4.83%	4.04%	4.55%
Expenses excluding specific expenses listed below	1.62%	1.61%	1.62%	1.59%	1.52%	1.52%
Interest and fees from borrowings	0.12%	0.22%	0.23%	0.15%	0.11%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.04%	0.07%	0.08%	0.06%	0.11%

Total expenses	1.79%	1.87%	1.92%	1.82%	1.69%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.87%	1.92%	1.82%	1.67%	1.69%

Portfolio turnover rate	1%	11%	7%	30%	24%	18%

40 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

41 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$9.71	$9.35	$9.68	$9.60	$10.69	$9.76

Income (loss) from investment operations:
Net investment income[1]	0.21	0.44	0.49	0.54	0.52	0.55
Net realized and unrealized gain (loss)	(0.39)	0.40	(0.30)	0.07	(1.07)	1.00

Total from investment operations	(0.18)	0.84	0.19	0.61	(0.55)	1.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.48)	(0.52)	(0.53)	(0.54)	(0.62)

Net asset value, end of period	$9.32	$9.71	$9.35	$9.68	$9.60	$10.69

Total Return, at Net Asset Value[2]	(2.01)%	9.51%	1.79%	6.66%	(5.40)%	16.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,261	$28,817	$23,579	$23,842	$23,351	$23,882

Average net assets (in thousands)	$30,384	$23,906	$25,005	$20,998	$25,821	$15,130

Ratios to average net assets:[3]
Net investment income	4.44%	4.66%	5.02%	5.71%	4.94%	5.33%
Expenses excluding specific expenses listed below	0.72%	0.71%	0.72%	0.69%	0.62%	0.63%
Interest and fees from borrowings	0.12%	0.22%	0.23%	0.15%	0.11%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.04%	0.07%	0.08%	0.06%	0.11%

Total expenses	0.89%	0.97%	1.02%	0.92%	0.79%	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.97%	1.02%	0.92%	0.77%	0.80%

Portfolio turnover rate	1%	11%	7%	30%	24%	18%

42 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

43 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Rochester New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

44 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2016, the Fund utilized $2,518,218 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

45 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2017	$18,113,753
2018	22,257,929
No expiration	118,868,810

Total	$159,240,492

At period end, it is estimated that the capital loss carryforwards would be $40,371,682 expiring by 2018 and $117,021,805, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $1,847,005 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$410,489,357[1]

Gross unrealized appreciation	$14,784,209
Gross unrealized depreciation	(47,118,741)

Net unrealized depreciation	$(32,334,532)

1. The Federal tax cost of securities does not include cost of $13,925,449, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange

46 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

47 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third

48 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

3. Securities Valuation (Continued)

party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$252,691,118	$—	$252,691,118
New York	—	18,966,583	—	18,966,583
U.S. Possessions	—	119,817,820	604,753	120,422,573

Total Assets	$—	$391,475,521	$604,753	$392,080,274

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

49 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying

50 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse

51 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $22,433,355 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $14,065,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 1,645,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) Tender Option Bond Series 2015-XF0015 Trust	6.660%	10/1/27	$1,652,255

52 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 650,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) Tender Option Bond Series 2015-XF0015-2 Trust	7.290%	10/1/37	$660,426
1,585,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105 Trust	18.506	5/1/29	2,483,647
1,345,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105-2 Trust	18.478	5/1/30	2,095,187
1,000,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105-3 Trust	18.478	5/1/38	1,476,840

				$8,368,355

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $14,065,000 or 3.54% of its total assets at period end.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$42,525,378
Market Value	$23,144,049
Market Value as % of Net Assets	6.22%

The Fund has entered into forbearance agreements with certain obligors under which the

53 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $10,402,165, representing 2.79% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

54 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	1,260,813	$12,003,384	3,556,353	$33,535,045
Dividends and/or distributions reinvested	464,598	4,416,764	1,147,742	10,833,920
Redeemed	(3,889,653)	(36,911,050)	(6,395,485)	(60,372,366)
Net decrease	(2,164,242)	$(20,490,902)	(1,691,390)	$(16,003,401)

Class B
Sold	98	$878	7,446	$70,399
Dividends and/or distributions reinvested	4,336	41,387	13,888	131,357
Redeemed	(78,181)	(747,588)	(199,204)	(1,882,623)
Net decrease	(73,747)	$(705,323)	(177,870)	$(1,680,867)

Class C
Sold	311,246	$2,948,838	993,527	$9,389,985
Dividends and/or distributions reinvested	181,130	1,724,025	447,407	4,227,603
Redeemed	(1,227,927)	(11,667,213)	(2,680,931)	(25,297,653)
Net decrease	(735,551)	$(6,994,350)	(1,239,997)	$(11,680,065)

Class Y
Sold	860,999	$8,196,654	1,230,343	$11,650,668
Dividends and/or distributions reinvested	63,628	604,809	104,867	992,069
Redeemed	(646,421)	(6,111,175)	(890,241)	(8,395,783)
Net increase	278,206	$2,690,288	444,969	$4,246,954

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$3,823,271	$21,550,713

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

55 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s effective management fee for the reporting period was 0.56% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	4,286
Accumulated Liability as of January 31, 2017	30,983

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for

56 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the

57 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2017	$16,633	$—	$1,545	$1,939

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.9238% at period end). The Fund pays additional fees monthly to its

58 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.10% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.9238%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$11,551,630
Average Daily Interest Rate	0.767%
Fees Paid	$67,510
Interest Paid	$41,237

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of

59 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Fees Paid	$67,916

60 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”).

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

61 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni New Jersey category. The Board noted that the Fund’s one-year, three-year and ten-year performance was below its category median although its five-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni New Jersey funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

62 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

63 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

64 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester New Jersey Municipal Fund	8/23/16	0.0%	2.8%	97.2%
Oppenheimer Rochester New Jersey Municipal Fund	9/27/16	51.2%	30.7%	18.1%
Oppenheimer Rochester New Jersey Municipal Fund	10/25/16	83.0%	0.0%	17.0%
Oppenheimer Rochester New Jersey Municipal Fund	11/22/16	82.0%	0.0%	17.1%
Oppenheimer Rochester New Jersey Municipal Fund	1/24/17	77.9%	17.9%	4.2%

65 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Elizabeth Mossow, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm
The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

66 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE

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Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

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We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
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●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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RS0395.001.0117 March 24, 2017

Semiannual Report 1/31/2017

OppenheimerFunds®
The Right Way to Invest

Oppenheimer Rochester® Pennsylvania Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	-1.15%	-5.84%	-3.34%
1-Year	3.65	-1.28	-0.28
5-Year	3.47	2.47	2.94
10-Year	3.53	3.02	4.34

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of March 24, 2017): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

Securities backed by Puerto Rico’s sales and use tax (COFINAs) were paid their full coupon payment on February 1 as were bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority) and PRHTA (its highways and transportation authority). According to Puerto Rico officials, the Government Development Bank failed to make a February 1 payment of $279 million, and other authorities – including the Public Finance Corporation and the Commonwealth’s infrastructure finance authority – also skipped their much smaller payments.

Gov. Ricardo Rosselló Nevares announced on February 9 that the $1.4 million interest payment that was due on G.O. bonds on February 1 would be paid from a Banco Popular account into which $146 million of “clawback” money had been deposited.

In early February, the governor signed legislation to add a non-binding “status referendum” to the calendar. On June 11, Puerto Ricans will be asked to vote for either statehood or independence/free association. The outcome could set the stage for an additional referendum in October. However, a member of the opposition party has appealed to U.S. Attorney General Jeff Sessions to intervene because the June 11 referendum fails to give Puerto Ricans the option to vote to remain a commonwealth.

In his State of the Commonwealth speech on February 27, 2017, Gov. Rosselló discussed his forthcoming 10-year fiscal plan, which he said would lead to economic growth and an additional $1.5 billion in revenue. The plan did not include many of the austerity measures that had been discussed, including layoffs to reduce the government payroll. In fact, one of the plan’s proposals calls for a minimum wage increase for both private and public sector employees, which the governor sees as step toward economic growth.

According to the plan, government spending would decrease by $1.5 billion, and $1.2 billion would be set aside for debt service obligations by fiscal 2019. The plan did not meet the Oversight Board’s requirement that there be $4.5 billion in fiscal adjustments to close the fiscal 2019 budget gap.

In early March the Oversight Board rejected the governor’s plan, calling it “unrealistic.” The Board called for emergency spending cuts on March 8 based on its concerns about the Commonwealth’s liquidity issues. In a letter to the governor, the Board wrote: “While we

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appreciate your focus on addressing Puerto Rico’s long-term fiscal and economic challenges, we think far more needs to be done immediately to reduce spending.” The governor responded with “appreciation” for the board’s input and assertions that his plan already addressed issues related to taxes and spending.

On March 13, 2017, the Oversight Board approved an amended fiscal plan and established a number of milestones for the Rosselló administration. With the Board’s approval, the governor was able to avoid furloughs. The Board has said it will revisit the need for furloughs if the plan’s revenue measures fail to work by October 2017. The current plan calls for approximately $7 billion in debt payments through fiscal year 2026. As one member of the Oversight Board explained, the approval of this plan “is certainly not the end of the process.” He went on to say that it is not “even the beginning of the end of the process,” according to The Bond Buyer.

The stay that prevents creditors from suing the Commonwealth for non-payment is set to expire May 1. The governor has asked that the stay be extended to December 31, but Puerto Rico’s resident commissioner has said that another extension was unlikely.

Representatives of the Puerto Rican government, the Oversight Board and bondholders appeared before the House Natural Resources Committee’s Subcommittee on Indian, Insular, and Alaska Native Affairs on March 22. The subcommittee heard testimony about the Oversight Board and about the restructuring agreement between forbearing bondholders and PREPA (the Commonwealth’s electric utility authority). Earlier in the month, the governor nominated Ricardo Ramos to be PREPA’s new executive director.

As always, our team is focused on developments that have the potential to affect this Fund’s holdings and will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester Pennsylvania Municipal Fund continued to generate attractive levels of tax-free income during the most recent 6-month reporting period, despite post-Election Day volatility in the municipal bond market. As of January 31, 2017, the Class A shares provided a distribution yield of 5.36% at net asset value (NAV). Falling bond prices in the last 2 months of the reporting period, however, caused the Fund’s NAV to decline, and its total return for the reporting period was negative. The Fund’s Class A shares nonetheless outperformed the Bloomberg Barclays Municipal Bond Index, its benchmark, by 219 basis points.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) decided to maintain the target range for the Fed Funds rate at 0.50% to 0.75% at its January 2017 meeting. The FOMC cited “realized and expected labor market conditions and inflation” as factors in its decision, which it expects to support further job gains. Improvements in the labor market were also discussed at the FOMC’s meetings in September and November 2016.

The FOMC last increased the Fed Funds

The average 12-month distribution yield in Lipper’s Pennsylvania Municipal Debt Funds category was 3.38% at the end of this reporting period. At 5.60%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 222 basis points higher than the category average.

target rate at its December 2016 meeting. Simultaneously, the Fed increased its forecast to three rate hikes in 2017, from an earlier

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.36%
Dividend Yield with sales charge	5.11
Standardized Yield	4.54
Taxable Equivalent Yield	8.30
Last distribution (1/24/17)	$0.046
Total distributions (8/1/16 to 1/31/17)	$0.276

Endnotes for this discussion begin on page 19 of this report.

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projection of two. One reason given for potential future rate hikes is to prevent both rapidly falling unemployment rates and the inflation that could ensue as employers increase wages to attract available workers.

In a speech given at the end of the reporting period, Chairman Yellen said that determining the appropriate level of interest rates going forward is “highly uncertain” given domestic productivity questions, global growth uncertainty, and possible fiscal policy changes.

The rate was last increased in December 2015, after nearly 7 years of being held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

High-grade municipal bonds came under pricing pressure, notably after Election Day, and the yield curve for these securities was higher on January 31, 2017 than it had been on July 31, 2016. The median yield on 30-year, AAA-rated muni bonds stood at 3.19% on January 31, 2017, up 92 basis points from July 31, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.37% on January 31, 2017, up 59 basis points from the July 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.93%, up 48 basis points from the July 2016 date.

Late in this reporting period, Pennsylvania Gov. Tom Wolfe presented his 2017-2018 budget proposal. The $32.3 billion spending plan contains no new broad-based taxes, but does include about $1 billion in new recurring revenues through tax code changes. Overall spending would increase by more than $570 million, or 1.8 percent, compared to the previous budget. The governor also announced that he wants to consolidate four state agencies into one as a cost-saving measure. Human services, health, aging, and drug and alcohol programs would be merged into a Department of Health and Human Services.

In other state government news, Pennsylvania’s Department of Corrections announced in January 2017 that it plans to close two state prisons by June 30, 2017.

The roughly 125,000 Pennsylvania residents who commute to New Jersey breathed a sigh of relief in November 2016 when New Jersey reversed a decision to revoke an almost 40-year tax pact. Pennsylvania residents working in the Garden State currently pay a flat state income tax rate of 3.07%; had the decision not been reversed, they would have faced an income tax of up to 8.97%, New Jersey’s top rate. Pennsylvania stood to lose $5 million a year, with Philadelphia facing almost $50 million in lost revenue had the tax reciprocity agreement ended.

Starting in January 2017, a new law will allow Pennsylvania’s transportation department to suspend the vehicle registrations of drivers who fail to pay certain traffic violations. Toll violations have increased, which has led the

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Pennsylvania Turnpike Commission to annual write offs ranging between $12 million and $20 million in recent years. Meanwhile, the commission carries a heavy debt load and, according to a September 2016 audit, is on ‘‘potentially unstable financial ground.’’

The Port of Philadelphia is expected to be the beneficiary of a $300 million capital investment program that will double the port’s container capacity and prepare it for further expansion. Annual tax revenue is projected to increase 56%, with jobs rising 70%.

In October 2016, the School Reform Commission of Philadelphia approved resolutions to restructure $1.5 billion in existing bond debt, for a savings of roughly $140 million. The district converted some of its bonds with flexible interest rates into fixed-rate bonds and negotiated lower interest rates for others. The resolutions also authorized the sale of $250 million in new bonds that will finance capital projects at city schools.

In December 2016, Pennsylvania came to market with $613 million in general obligation (G.O.) bonds; G.O.s are backed by the full faith and taxing authority of the state or local government that issues them. The bonds, which have a 25-year maturity and a 5% coupon, sold at a yield of 5.18%.

As of January 31, 2017, Pennsylvania’s G.O. bonds were rated Aa3 by Moody’s Investors Service and AA-minus by S&P Global Ratings (S&P) and by Fitch Ratings.

FUND PERFORMANCE

Oppenheimer Rochester Pennsylvania Municipal Fund held more than 270 securities as of January 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

At the end of the reporting period, the Class A shares of this Fund provided a distribution yield at NAV of 5.36%. The 12-month distribution yield at NAV of this Fund’s Class A shares was the second highest in Lipper’s Pennsylvania Municipal Debt Funds category as of January 31, 2017, trailing only the 12-month distribution yield of this Fund’s Y shares. At 5.60% on that date, the 12-month distribution yield at NAV for this Fund’s Class A shares was 222 basis points higher than the category average, which was 3.38%.

Even as market conditions created pressure on the dividends of many fixed-income funds this reporting period, this Fund’s dividend trend demonstrated the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 0.46 cents per share throughout this reporting period. In all, the Fund distributed 27.6 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it

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would have had to yield more than 8.30%, based on the Fund’s standardized yield as of January 31, 2017 and the top federal and Pennsylvania income tax rates for 2016. For residents of Pittsburgh and Philadelphia, the taxable equivalent yields of the Class A shares were 8.39% and 8.66%, respectively. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income bonds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 19.6% of the Fund’s total assets (20.7% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal,

state and local income taxes, represented 14.6% of the Fund’s total assets (15.4% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings include G.O. securities and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico, including one of its G.O.s, are insured. In some cases, the debt-service obligations on insured securities were paid in full or in part by the insurer. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments covered below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

On the last day of August 2016, the Obama administration announced the seven members of the federal oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA. As investors may recall, PROMESA requires the

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government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, to deliver audited financial results in a timely fashion, and to regain access to financial markets.

The new law also called for the establishment of a Congressional Task Force on Economic Growth for Puerto Rico. The task force’s initial status report voiced concerns about “the relative lack of reliable data pertaining to certain aspects of the economic, financial, and fiscal situation in Puerto Rico.” In its year-end report, the task force reached bipartisan recommendations on various measures for Puerto Rico’s economic growth, including an “equitable and sustainable legislative solution to the financing of Puerto Rico’s Medicaid program” by early 2017.

We note that PROMESA – which was passed with rare bipartisan support and signed into law on June 30, 2016 – tries to balance the .

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interests of many stakeholders. We were pleased that a federal control board was established. As the fiscal turnarounds of New York City and Washington, D.C. demonstrate, a responsible control board can guide a troubled municipality to a stronger future. The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

On October 14, Gov. Alejandro García Padilla presented a fiscal plan to the federal oversight board. According to press reports, Padilla’s plan called for the Commonwealth’s government to improve financial reporting, consolidate branches of government, relax regulations and encourage investors to finance an assortment of projects.

At the meeting, the Commonwealth’s Treasury Secretary said that Puerto Rico had nearly $1 billion in unpaid bills and had written – but not sent – checks totaling $350 million. Carlos Garcia, a member of the oversight board, took issue with the government’s assessment of the situation, noting that Puerto Rico had “high tax collections” but was not providing essential services or paying its vendors or debt service obligations in full.

Austerity measures, Gov. Padilla claimed, would have “terrible consequences … on the well-being of the Puerto Rican people.” Among the documents shared with the oversight board was a report by the Puerto Rico Fiscal Authority Agency and Financial Advisory Authority which showed that the government’s 2014 “net position” – assets minus liabilities – was negative $50 billion, three times worse than in 2006.

The governor, whose term ended January 2, 2017, pointed a finger at many culprits, including bond ratings agencies, the U.S. Congress and the prior administrations in the Commonwealth who put forth “misguided and unscrupulous public policies.” Even though the Commonwealth tapped the capital markets during his administration, the governor blamed bondholders for providing the financing the Commonwealth sought. Gov. Padilla renewed his appeal for federal legislation that could strengthen the Commonwealth’s economy.

In other developments, the oversight board filed a statement October 21 urging U.S. District Court Judge Francisco Besosa to deny requests from plaintiffs in three consolidated cases to have PROMESA’s stay on litigation lifted. On November 2 the judge denied three plaintiffs’ requests, noting in one case that the plaintiffs “do not have standing to seek relief from the PROMESA stay because they show no ‘injury in fact.’” The board had argued that the “ongoing litigation is a major distraction” and asserted that time and resources “would be better spent negotiating the fiscal plans required by PROMESA.” The judge cautioned that the Commonwealth defendants “must

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not abuse or squander the ‘breathing room’ that the court’s decision fosters.”

In a press release issued in early November, Puerto Rico’s Treasury Secretary asserted that the Government Development Bank (the GDB) is “stable” but that its managers have “substantial doubt about the ability of the GDB to continue as a going concern.” The current stability exists, he said, because the GDB has limited weekly withdrawals to no more than $3 million. He recommended that municipalities and public corporations determine the portion of their deposits that may be “impaired” according to accounting standards. We believe politics may be at play in the Commonwealth’s decision to portray the GDB as a weakening entity.

On November 8, Ricardo Rosselló Nevares was elected governor of the Commonwealth. He is a member of the New Progressive Party and, according to a November 9 article in The Bond Buyer, his victory is expected to be a positive for bondholders. Prior to the election, Mr. Rosselló said that if bondholders can agree to extend the maturities on existing bonds, then Commonwealth issuers should agree to make their interest payments. Ahead of his inauguration, the governor-elect appointed Elías Sánchez Sifonte as his (non-voting) representative to the federal oversight board.

Immediately after his inauguration, Gov. Rosselló signed several executive orders related to fiscal and economic conditions in the Commonwealth. The first order requires immediate reductions in the operating expenses of every government agency. Additionally, no vacancies can be filled, no new positions created and all agency-related travel must be pre-approved. Another order establishes the Federal Opportunities Center to help public agencies and non-profit community organizations obtain federal funds. The new governor has ordered the use of zero-base budgets beginning with fiscal 2018, which begins July 1, 2017; the creation of a new entity to expedite the approvals of permits and certifications for a variety of infrastructure projects, and the establishment of recruiting measures by government agencies “to increase the participation of women in management positions.”

In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines established in PROMESA. The governor’s representative on the oversight board asked his fellow board members to give the governor until February 28 to submit his fiscal plan. The board was amenable but set some conditions, including “a commitment not to take more loans to provide short-term liquidity, develop a liquidity plan and provide further financial information, among others.” Simultaneously, the board told the governor that his plan had to make spending cuts and revenue increases of $4.5 billion a year. The governor rejected many of the board’s requests and asserted that the focus should be on economic growth, not increased taxation. At the end of the month, the board agreed to extend the deadline for submitting the fiscal plan, adjusted other deadlines

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related to the plan, set deadlines for a number of public agencies and authorities, and extended the stay on debt-related litigation through May 1, 2017.

Late in January, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, which had been slated to expire at the end of 2017, was the government’s biggest source of revenue in the five months ended November 30, 2016; first-half budget results (through December 2016) indicate that the Act 154 tax was 15.2% ($132.2 million) higher than had been projected. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which gave Gov. Padilla the power to suspend debt payments. The new act allows Gov. Rosselló to prioritize expenditures and explicitly states that it “is inappropriate to categorically prioritize the payment of non-debt expenditures over debt service.”

Puerto Rico continued to have a mixed record regarding debt payments. As expected, Puerto Rico failed to pay $358 million of interest on its G.O. bonds on January 3, but insurers wrapped nearly $54 million of this amount, according to The Bond Buyer. It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

In other news, PREPA, the Commonwealth’s electric utility authority, and its forbearing bondholders, including Oppenheimer Rochester, worked throughout this reporting period to finalize a restructuring agreement whose terms were agreed on in September 2015. As investors may recall, PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors.

Prior to Election Day – but well after the July 1, 2016 deadline – then Gov. Padilla nominated five people to the board of directors of PREPA, as called for in the PREPA Revitalization Act. He also nominated three people to the Corporation for the Revitalization of Electrical Energy Authority, which is the entity that is expected to issue new bonds in accordance with the restructuring agreement between PREPA and its forbearing bondholders. While some business groups, unions and businesses have challenged the validity of the PREPA Revitalization Act, PREPA issued a statement in late October 2016 asserting its confidence that the Act is constitutional. In January, the Court of the First Instance (San Juan) upheld the constitutionality of the Act.

Also in December 2016, PREPA and its forbearing bondholders agreed to extend the restructuring agreement until March 31, 2017.

PREPA made its $192.5 million interest payment in full on January 3, 2017. Also in early January, subsidiaries of the insurer

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Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively. Later in the month, the Commonwealth’s energy commission made a minor adjustment to the rate increase that it had approved in June 2016.

During this reporting period, S&P downgraded several senior unsecured GDB bonds that had failed to make August 1, 2016 interest payments.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

The education sector represented 10.4% of the Fund’s total assets (11.0% of net assets) as of January 31, 2017. Bonds in this sector primarily finance the infrastructure needs of a variety of charter schools around the state.

As of January 31, 2017, 9.9% of the Fund’s total assets (10.4% of net assets) were invested in the higher education sector. The bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Several bonds in this sector were issued in Puerto Rico.

U.S. government obligation bonds constituted 8.9% of the Fund’s total assets (9.4% of net assets) on January 31, 2017. This sector includes any securities held by the Fund that have been pre-refunded. In a pre-refunding

14 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

or a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. When a municipality issues a pre-refunding bond, a development that can only be done when the nearest call date is at least 90 days later, the proceeds are escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued bond. The Treasury bonds that are purchased with the proceeds of a pre-refunding are backed by the full faith and credit of the U.S. government.

G.O. securities comprised 7.4% of total assets (7.8% of net assets) as of January 31, 2017. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various Pennsylvania municipalities, Puerto Rico and the Northern Mariana Islands. In this Fund, one G.O. issued by Puerto Rico is insured; while it has not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe.

The Fund’s holdings in municipal bonds issued by utilities represented 7.2% of total assets (7.6% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 3.9% of total assets (4.1% of net assets), sewer utilities with 2.3% of total assets (2.4% of net assets) and water utilities with 1.0% of total assets (1.1% of net assets) as of January 31, 2017. Our holdings in these sectors include securities issued in Pennsylvania and Guam as well as securities issued by PREPA and PRASA (Puerto Rico’s aqueduct and sewer authority).

As of January 31, 2017, the Fund was invested in the hospital/healthcare sector, which represented 5.7% of total assets (6.0% of net assets). Most of the Fund’s holdings in this sector are investment grade, though the Fund also invests across the credit spectrum in this sector. Two of the sector’s securities were issued in Puerto Rico

As of January 31, 2017, the Fund’s investments in the student housing sector represented 5.2% of the Fund’s total assets (5.5% of net assets). We like that the nation’s colleges and universities have a reliable student population, giving this sector a clear sense of its revenue stream.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 4.8% of total assets (5.1% of net assets) as of January 31, 2017. The bonds in this sector, which are used to build and maintain roadways and highway amenities, included three bonds issued in Puerto Rico.

The sales tax sector represented 4.8% of the Fund’s total assets (5.1% of net assets) as of January 31, 2017. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. With one exception (a bond issued in the U.S. Virgin Islands), all of the bonds in this sector were issued in Puerto Rico.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are

15 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 31, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

16 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

17 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	19.6%
Education	10.4
Higher Education	9.9
U.S. Government Obligations	8.9
General Obligation	7.4
Hospital/Healthcare	5.7
Housing - Student	5.2
Highways/Commuter Facilities	4.8
Sales Tax Revenue	4.8
Electric Utilities	3.9

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	6.1%	6.1%
AA	13.2	0.0	13.2
A	17.4	0.0	17.4
BBB	17.8	5.4	23.2
BB or lower	29.6	10.5	40.1
Total	78.0%	22.0%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2017 and are subject to change. OppenheimerFunds, Inc., the sub-adviser, determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

18 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/31/17

	Without Sales Charge	With Sales Charge
Class A	5.36%	5.11%
Class B	4.77	N/A
Class C	4.78	N/A
Class Y	5.47	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/17
Class A	4.54%
Class B	4.01
Class C	4.01
Class Y	4.91

TAXABLE EQUIVALENT YIELDS

As of 1/31/17
Class A	8.30%
Class B	7.33
Class C	7.33
Class Y	8.98

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	-1.15%	3.65%	3.47%	3.53%	5.58%
Class B (OPABX)	5/3/93	-1.53	2.96	2.69	3.03	4.79
Class C (OPACX)	8/29/95	-1.52	2.98	2.71	2.75	4.31
Class Y (OPAYX)	11/29/10	-1.07	3.90	3.64	N/A	5.46

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	-5.84%	-1.28%	2.47%	3.02%	5.40%
Class B (OPABX)	5/3/93	-6.34	-1.95	2.36	3.03	4.79
Class C (OPACX)	8/29/95	-2.48	2.00	2.71	2.75	4.31
Class Y (OPAYX)	11/29/10	-1.07	3.90	3.64	N/A	5.46

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

19 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.046 for the 25-day accrual period ended January 24, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 24, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0409, $0.0409 and $0.0470 respectively, for the 25-day accrual period ended January 24, 2017 and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2017 and either the maximum offering price (for Class A shares) or NAV (for the other classes) on January 31, 2017. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s Pennsylvania Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (at NAV) plus any capital gains distributed over the same period. The calculation included 58 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal and Pennsylvania tax rate of 45.3% (45.9% in Pittsburgh and 47.6% in Philadelphia). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share

20 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested

21 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2016	Ending Account Value January 31, 2017	Expenses Paid During 6 Months Ended January 31, 2017
Class A	$ 1,000.00	$ 988.50	$ 5.02
Class B	1,000.00	984.70	8.84
Class C	1,000.00	984.80	8.79
Class Y	1,000.00	989.30	4.32

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.16	5.10
Class B	1,000.00	1,016.33	8.98
Class C	1,000.00	1,016.38	8.93
Class Y	1,000.00	1,020.87	4.39

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.00%
Class B	1.76
Class C	1.75
Class Y	0.86

23 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—109.6%
Pennsylvania—72.7%
$80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125%	05/01/2025	$80,087
1,125,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125	05/01/2029	1,120,399
35,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.375	08/15/2029	37,930
160,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.500	08/15/2034	173,421
1,310,000	Allegheny County, PA HEBA (Carlow University)[1]	6.000	11/01/2021	1,422,817
1,125,000	Allegheny County, PA HEBA (Carlow University)[1]	6.750	11/01/2031	1,248,559
1,000,000	Allegheny County, PA HEBA (Chatham University)[1]	5.000	09/01/2035	1,052,120
2,250,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.500	10/15/2030	2,445,007
3,650,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.750	10/15/2040	3,980,982
2,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.900	10/15/2028	2,668,025
10,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	05/01/2028	11,079
2,000,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	10/15/2038	2,166,140
1,200,000	Allegheny County, PA IDA (Propel Charter School-East)[1]	6.375	08/15/2035	1,269,408
900,000	Allegheny County, PA IDA (Propel Charter School-Montour)[1]	6.750	08/15/2035	967,023
1,500,000	Allegheny County, PA IDA (Propel Charter School-Sunrise)[1]	6.000	07/15/2038	1,555,065
1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000	09/01/2021	1,001,250
1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100	09/01/2026	1,225,784
550,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125	09/01/2031	550,225
355,000	Allegheny County, PA IDA (School Facility Devel.)[1]	5.900	08/15/2026	372,100
14,005,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	13,489,476
1,620,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)[1]	5.950	01/20/2043	1,665,992
1,250,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)[1]	6.100	01/20/2043	1,287,737
1,620,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)[1]	6.160	01/20/2043	1,669,815
13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[2]	5.500	11/01/2031	14,242,150
3,000,000	Bethlehem, PA Area School District[1]	5.000	08/01/2035	3,321,420
1,750,000	Bethlehem, PA GO1	6.500	12/01/2032	2,001,650
1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)[1]	5.750	01/01/2027	1,000,730
635,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	636,200
1,760,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250	07/01/2033	1,762,200
2,865,000	Cambridge, PA Area Joint Authority[1]	6.000	12/01/2037	2,943,014
950,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2041	1,150,402

24 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	7.000%	11/15/2046	$2,488,600
30,000	Charleroi, PA Area School Authority[1]	6.000	10/01/2017	30,129
2,000,000	Chester County, PA H&EFA (Immaculata University)[1]	7.000	11/01/2041	2,253,400
23,915,000	Chester County, PA IDA (Aqua Pennsylvania)[2]	5.000	02/01/2041	23,915,000
1,000,000	Chester County, PA IDA (West Chester University Student Hsg.)[1]	5.000	08/01/2035	1,039,930
1,000,000	Clairton, PA Municipal Authority[1]	5.000	12/01/2037	1,079,580
1,220,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2024	1,337,571
1,310,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2034	1,364,941
2,430,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)[1]	5.000	07/01/2029	2,588,995
3,500,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)[1]	5.000	07/01/2033	3,667,125
260,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250	01/01/2024	281,492
1,000,000	Cumberland County, PA Municipal Authority (Dickinson College)[1]	5.000	05/01/2031	1,142,230
775,000	Cumberland County, PA Municipal Authority (Dickinson College)[1]	5.000	05/01/2032	881,237
6,605,000	Delaware County, PA Authority (Cabrini College)[1]	5.500	07/01/2024	6,616,361
3,965,000	Delaware County, PA Authority (Eastern University)[1]	5.250	10/01/2032	3,809,215
85,000	Delaware County, PA Authority (MAS/MCMCSPA/ MHH/MHP/MHSSPA Obligated Group)[1]	5.375	11/15/2023	87,774
1,160,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2025	1,254,296
280,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2030	302,761
1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125	10/01/2034	1,083,350
650,000	Delaware County, PA Authority (Neumann College)[1]	6.250	10/01/2038	705,516
1,150,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2025	1,217,459
1,425,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2031	1,539,812
2,305,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2035	2,450,584
1,250,000	Delaware County, PA Authority (Neumann University)[1]	5.250	10/01/2031	1,314,487
3,985,000	Delaware County, PA IDA (Naamans Creek)[1]	7.000	12/01/2036	4,091,559
820,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2030	871,143
1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2030	1,054,960
1,060,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2035	1,106,174
1,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2035	1,300,050
2,750,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2047	2,832,665
500,000	Easton, PA Area School District[1]	5.200	04/01/2028	520,690
75,000	Erie, PA City School District[1]	5.250	03/01/2039	75,194
7,840,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.000	05/01/2038	8,152,738

25 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$1,000,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.375%		05/01/2030	$1,060,760
2,565,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.500		05/01/2040	2,724,389
905,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.350		03/15/2028	966,395
3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500		03/15/2038	3,210,750
2,095,000	Fayette County, PA Redevel. Authority (Fayette Crossing)[1]	7.000		09/01/2019	2,153,869
6,225,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)[1]	6.000		12/01/2037	6,259,984
2,100,000	Lackawanna County, PA GO1	6.000		09/15/2032	2,313,087
848,396	Lehigh County, PA GPA (Kidspeace Obligated Group)[1]	6.000		11/01/2018	849,151
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[1]	6.000		11/01/2023	3,532,824
2,747,774	Lehigh County, PA GPA (Kidspeace)[1,3]	0.000	[4]	02/01/2044	939,959
2,721,970	Lehigh County, PA GPA (Kidspeace)[3]	7.500		02/01/2044	27
3,527,895	Lehigh County, PA GPA (Kidspeace/KC/KNCONY/KCH/ KMAKNC/KNCONM/IRSch Obligated Group)[1,5]	7.500		02/01/2044	3,568,748
1,590,000	Luzerne County, PA GO1	6.750		11/01/2023	1,771,864
500,000	Luzerne County, PA GO1	7.000		11/01/2026	557,665
5,000,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	5,215,950
8,060,000	Mifflin County, PA Hospital Authority (Lewiston Hospital/Lewiston Healthcare Foundation Obligated Group)[1]	5.125		07/01/2030	8,171,228
595,000	Millcreek, PA Richland Joint Authority[1]	5.250		08/01/2022	603,764
1,390,000	Millcreek, PA Richland Joint Authority[1]	5.500		08/01/2037	1,402,691
5,000,000	Montgomery County, PA HEHA (Holy Redeemer Health System/Holy Redeemer Physician & Ambulatory Obligated Group)[1]	5.000		10/01/2036	5,298,500
10,915,000	Montgomery County, PA IDA (New Regional Medical)[1]	5.375		08/01/2038	12,391,145
300,000	Montgomery County, PA IDA (Philadelphia Presbyterian Homes)[1]	6.500		12/01/2025	340,383
2,860,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000		07/01/2031	3,111,108
1,500,000	Northampton County, PA IDA (Morningstar Senior Living)[1]	5.000		07/01/2027	1,545,825
1,446,670	Northampton County, PA IDA (Northampton Generating)[3]	5.000		12/31/2023	577,916
14,826,610	Northampton County, PA IDA (Northampton Generating)[3]	5.000		12/31/2023	5,922,934
16,000,000	PA Commonwealth Financing Authority[1]	5.000		06/01/2032	17,439,520
2,000,000	PA Commonwealth Financing Authority[1]	5.000		06/01/2035	2,174,420
39,737,908	PA EDFA (Bionol Clearfield)[6]	8.500		07/01/2015	1,655,481
3,000,000	PA EDFA (Forum)[1]	5.000		03/01/2029	3,331,680
3,000,000	PA EDFA (Philadelphia Biosolids Facility)[1]	6.250		01/01/2032	3,198,000
9,000,000	PA GO2	5.000		06/01/2022	10,310,220
115,000	PA GO1	5.000		06/01/2022	131,742
4,055,000	PA GO1	5.000		07/01/2022	4,651,896

26 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)[1]	5.125%	05/01/2032	$1,033,303
100,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	5.000	07/01/2028	100,022
120,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2020	120,313
3,115,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2032	3,118,271
55,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.800	09/01/2025	55,119
1,245,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2027	1,250,627
535,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2042	508,229
10,000	PA HEFA (Drexel University College of Medicine)[1]	5.000	05/01/2037	10,308
6,285,000	PA HEFA (Edinboro University Foundation)[1]	5.750	07/01/2028	6,699,244
3,000,000	PA HEFA (Edinboro University Foundation)[1]	5.800	07/01/2030	3,432,360
9,000,000	PA HEFA (Edinboro University Foundation)[1]	5.875	07/01/2038	9,608,940
8,225,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2042	8,795,897
3,500,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2043	4,027,660
1,300,000	PA HEFA (Gwynedd Mercy College)[1]	5.375	05/01/2042	1,368,354
750,000	PA HEFA (Indiana University Foundation)[1]	5.000	07/01/2041	806,198
2,650,000	PA HEFA (La Salle University)[1]	5.000	05/01/2029	2,848,618
50,000	PA HEFA (Pennsylvania State University)[1]	5.000	03/01/2022	50,171
1,400,000	PA HEFA (Shippensburg University Student Services)[1]	5.000	10/01/2035	1,454,670
3,000,000	PA HEFA (Shippensburg University)[1]	6.000	10/01/2031	3,282,900
7,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	7,699,720
1,750,000	PA HEFA (St. Francis University)[1]	6.000	11/01/2031	1,898,715
2,250,000	PA HEFA (St. Francis University)[1]	6.250	11/01/2041	2,463,255
100,000	PA HEFA (Student Association)[1]	6.750	09/01/2023	100,125
4,515,000	PA HEFA (University of Pennsylvania Health System)[1]	5.750	08/15/2041	5,343,051
60,000	PA HEFA (University of the Arts)[1]	5.500	03/15/2020	60,172
3,050,000	PA HEFA (University of the Arts)[1]	5.625	03/15/2025	3,056,466
1,685,000	PA HEFA (University of the Arts)[1]	5.750	03/15/2030	1,688,084
1,000,000	PA HEFA (University Properties Student Hsg.)[1]	5.000	07/01/2031	1,066,610
1,000,000	PA HEFA (Ursinus College)[1]	5.000	01/01/2029	1,087,910
1,000,000	PA HEFA (Widener University)[1]	5.000	07/15/2038	1,062,570
5,000,000	PA Public School Building Authority (Harrisburg Area Community College)[1]	5.000	10/01/2031	5,437,350
3,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2027	3,724,315
4,410,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2028	4,678,216
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2029	3,177,420
250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2030	264,303
2,250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2031	2,370,600

27 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$4,780,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000%		04/01/2032	$5,022,489
1,000,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2029	1,096,750
12,940,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[2]	6.000		06/01/2029	13,834,387
3,750,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2027	4,153,275
8,795,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2032	9,574,677
5,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2036	5,292,350
10,000,000	PA Turnpike Commission[1]	0.000	[4]	12/01/2038	11,782,600
1,750,000	PA Turnpike Commission[1]	5.000		06/01/2030	1,955,188
500,000	PA Turnpike Commission[1]	5.000		12/01/2030	566,355
1,000,000	PA Turnpike Commission[1]	5.000		12/01/2031	1,126,850
2,000,000	PA Turnpike Commission[1]	5.000		12/01/2032	2,222,720
5,750,000	PA Turnpike Commission[1]	5.000		12/01/2040	6,335,925
900,000	PA Turnpike Commission[1]	5.500	[4]	12/01/2034	1,035,837
4,100,000	PA Turnpike Commission[1]	5.500	[4]	12/01/2034	4,576,871
5,000,000	PA Turnpike Commission[1]	5.500		12/01/2042	5,713,800
610,000	PA Turnpike Commission[1]	6.000	[4]	12/01/2034	713,401
2,820,000	PA Turnpike Commission[1]	6.000	[4]	12/01/2034	3,222,837
570,000	PA Turnpike Commission[1]	6.000	[4]	12/01/2034	666,621
2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	5.625		01/01/2032	2,271,560
1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.500		01/01/2041	2,090,267
5,000,000	Philadelphia, PA Airport[1]	5.000		06/15/2032	5,061,950
2,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125		03/15/2043	2,614,650
450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	5.875		04/01/2032	451,337
500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	6.250		04/01/2042	503,990
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	5.750		11/15/2030	1,046,920
500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	6.375		11/15/2040	532,370
2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.375		06/15/2030	2,129,230
4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.625		06/15/2042	4,190,080
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250		05/01/2033	1,640,344
1,105,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)[1]	5.125		01/01/2021	1,080,911
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	6.750		06/15/2033	2,211,220

28 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$3,090,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	7.000%	06/15/2043	$3,441,271
1,665,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)	6.100	07/01/2033	1,665,000
2,955,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	2,969,243
6,260,000	Philadelphia, PA GO1	6.500	08/01/2041	7,346,360
770,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250	01/01/2021	751,381
250,000	Philadelphia, PA Hsg. Authority[1]	5.000	12/01/2021	252,228
1,000,000	Philadelphia, PA Municipal Authority[1]	6.500	04/01/2034	1,087,030
25,000	Philadelphia, PA Parking Authority[1,5]	5.125	02/15/2018	25,088
20,000	Philadelphia, PA Parking Authority, Series A1	5.250	02/15/2029	20,072
90,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1,5]	5.450	02/01/2023	90,815
10,000,000	Philadelphia, PA School District[1]	5.000	09/01/2028	11,115,900
10,000,000	Philadelphia, PA School District[1]	5.000	09/01/2029	11,036,300
45,000	Philadelphia, PA School District[1]	6.000	09/01/2038	48,465
5,000	Philadelphia, PA School District[1]	6.000	09/01/2038	5,385
5,000	Philadelphia, PA School District[1]	6.000	09/01/2038	5,385
1,630,000	Philadelphia, PA School District[1]	6.000	09/01/2038	1,755,526
2,750,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)[1]	6.130	01/20/2043	2,835,140
4,000,000	Pottsville, PA Hospital Authority (Lehigh Valley Health Network)[1]	5.000	07/01/2041	4,331,480
900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.625	06/01/2042	927,081
2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.875	06/01/2052	2,997,425
6,450,000	Susquehanna, PA Area Regional Airport Authority[1]	6.500	01/01/2038	6,647,951
6,900,000	Washington County, PA Redevel. Authority (Victory Centre)[1]	5.450	07/01/2035	6,899,862
2,000,000	Westmoreland County, PA Municipal Authority[1]	5.000	08/15/2038	2,211,980
2,600,000	Wilkes-Barre, PA Area School District[1]	5.000	08/01/2034	2,850,770
2,125,000	Wilkes-Barre, PA Area School District[1]	5.000	08/01/2036	2,313,360
4,020,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000	03/01/2037	4,034,231
				544,491,677

U.S. Possessions—36.9%
700,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750	09/01/2031	721,322
185,000	Guam Power Authority, Series A1	5.000	10/01/2023	210,783
235,000	Guam Power Authority, Series A1	5.000	10/01/2024	266,086
420,000	Guam Power Authority, Series A1	5.000	10/01/2030	467,859
165,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2017	164,843
670,000	Northern Mariana Islands Commonwealth, Series A1	5.000	10/01/2022	639,642
1,320,000	Northern Mariana Islands Ports Authority, Series A1	6.250	03/15/2028	1,149,139
975,000	Northern Mariana Islands Ports Authority, Series A1	6.600	03/15/2028	942,552
3,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125	07/01/2037	2,284,380
810,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2029	628,722
1,460,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	1,129,865
1,005,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	781,609

29 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$2,500,000	Puerto Rico Aqueduct & Sewer Authority	6.125%[4]		07/01/2024	$2,026,075
59,645,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	59,639,035
39,590,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	39,588,020
213,320,000	Puerto Rico Children’s Trust Fund (TASC)	5.962	[7]	05/15/2050	16,973,872
1,366,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.622	[7]	05/15/2057	31,552,485
2,000,000	Puerto Rico Commonwealth GO6	5.000		07/01/2020	1,311,660
3,000,000	Puerto Rico Commonwealth GO6	5.125		07/01/2028	1,930,950
2,500,000	Puerto Rico Commonwealth GO6	5.375		07/01/2033	1,612,250
5,000,000	Puerto Rico Commonwealth GO6	5.500		07/01/2026	3,240,100
7,360,000	Puerto Rico Commonwealth GO6	5.500		07/01/2039	4,885,200
9,000,000	Puerto Rico Commonwealth GO6	5.750		07/01/2036	5,805,000
3,000,000	Puerto Rico Commonwealth GO6	5.750		07/01/2041	1,961,250
15,000	Puerto Rico Commonwealth GO1,9	6.000		07/01/2027	15,503
790,000	Puerto Rico Commonwealth GO6	6.000		07/01/2028	522,387
13,500,000	Puerto Rico Commonwealth GO6	8.000		07/01/2035	9,601,875
403,060	Puerto Rico Electric Power Authority	10.000		07/01/2019	318,285
403,059	Puerto Rico Electric Power Authority	10.000		07/01/2019	318,284
336,338	Puerto Rico Electric Power Authority	10.000		01/01/2021	259,412
336,339	Puerto Rico Electric Power Authority	10.000		07/01/2021	259,412
112,113	Puerto Rico Electric Power Authority	10.000		01/01/2022	86,169
112,113	Puerto Rico Electric Power Authority	10.000		07/01/2022	86,169
4,920,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2029	3,201,001
3,325,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2042	2,159,155
3,000,000	Puerto Rico Electric Power Authority, Series A8	6.750		07/01/2036	1,948,890
1,435,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2024	934,917
1,510,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2025	983,236
5,540,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2027	3,606,485
1,760,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2030	1,144,616
3,505,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2031	2,278,916
3,000,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.250		07/01/2027	1,952,970
6,000,000	Puerto Rico Electric Power Authority, Series SS9	5.000		07/01/2025	6,069,720
1,450,000	Puerto Rico Electric Power Authority, Series TT8	5.000		07/01/2032	942,630
1,670,000	Puerto Rico Electric Power Authority, Series WW8	5.000		07/01/2028	1,086,803
2,445,000	Puerto Rico Electric Power Authority, Series XX8	5.250		07/01/2040	1,587,832
725,000	Puerto Rico Electric Power Authority, Series ZZ8	5.000		07/01/2022	473,679
1,000,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	582,590
10,000	Puerto Rico Highway & Transportation Authority, Series A6	5.000		07/01/2038	2,825
325,000	Puerto Rico Highway & Transportation Authority, Series H6	5.000		07/01/2028	91,812
270,000	Puerto Rico Infrastructure[3]	5.000		07/01/2041	45,900
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	677,628
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	185,356
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,058,675
125,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	110,888
185,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	159,365
275,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)	5.750		06/01/2019	96,195

30 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$3,000,000	Puerto Rico Public Buildings Authority[6]	5.750%[10]		07/01/2034	$1,747,500
1,265,000	Puerto Rico Public Buildings Authority[6]	6.000		07/01/2019	736,862
2,070,000	Puerto Rico Public Buildings Authority[3]	6.000		07/01/2041	1,205,775
1,500,000	Puerto Rico Public Buildings Authority[6]	6.500		07/01/2030	873,750
1,000,000	Puerto Rico Public Buildings Authority[3]	6.750		07/01/2036	582,500
1,015,000	Puerto Rico Public Buildings Authority, Series D6	5.250		07/01/2036	591,237
5,725,000	Puerto Rico Public Finance Corp., Series B6	5.500		08/01/2031	472,313
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375		08/01/2039	2,387,500
7,385,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2037	3,526,338
950,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	453,625
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	2,450,000
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	2,575,000
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	1,548,750
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.276	[7]	08/01/2034	3,364,800
18,015,000	Puerto Rico Sales Tax Financing Corp., Series C	5.711	[7]	08/01/2038	1,692,870
22,130,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	15,066,768
5,500,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	2,811,875
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	511,250
3,235,000	University of Puerto Rico, Series P	5.000		06/01/2030	1,463,029
1,300,000	University of Puerto Rico, Series Q	5.000		06/01/2030	587,925
2,500,000	V.I. Public Finance Authority, Series C1	5.000		10/01/2039	1,734,900
17,450,000	V.I. Tobacco Settlement Financing Corp.	6.247	[7]	05/15/2035	3,235,230
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.497	[7]	05/15/2035	344,878
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.872	[7]	05/15/2035	602,705
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.622	[7]	05/15/2035	639,170
2,180,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	2,180,196
					276,149,025

Total Investments, at Value (Cost $933,968,197)—109.6%					820,640,702
Net Other Assets (Liabilities)—(9.6)					(72,014,774)
Net Assets—100.0%					$748,625,928

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

3. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

7. Zero coupon bond reflects effective yield on the original acquisition date.

31 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

8. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

9. Scheduled principal and interest payments are guaranteed by National Public Finance Guaranty.

10. Represents the current interest rate for a variable or increasing rate security.

To simplify the listings of securities, abbreviations are used per the table below:

EDFA	Economic Devel. Finance Authority
GO	General Obligation
GPA	General Purpose Authority

H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HESL	Hospital Episcopal San Lucas
IDA	Industrial Devel. Agency
IEP	Iglesia Episcopal Puertorriquena
IRSch	Iron Range School
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KC	Kidspeace Corporation
KCH	Kidspeace Childrens Hospital
KMAKNC	Kidspeace Mesabi Academy
KNCONM	Kidspeace National Centers of North America
KNCONY	Kidspeace National Centers of New York
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MHH	Mercy Haverford Foundation
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest

TASC	Tobacco Settlement Asset-Backed Bonds
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2017 Unaudited

Assets
Investments, at value (cost $933,968,197)—see accompanying statement of investments	$820,640,702
Cash	376,026
Receivables and other assets:
Interest	9,464,038
Shares of beneficial interest sold	158,482
Investments sold on a when-issued or delayed delivery basis	70,697
Other	150,646

Total assets	830,860,591

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	41,395,000
Payable for borrowings (See Note 9)	39,300,000
Dividends	809,755
Shares of beneficial interest redeemed	401,849
Trustees’ compensation	123,943
Distribution and service plan fees	90,551
Interest expense on borrowings	23,897
Shareholder communications	1,769
Other	87,899

Total liabilities	82,234,663

Net Assets	$748,625,928

Composition of Net Assets
Paid-in capital	$993,106,017
Accumulated net investment income	3,405,827
Accumulated net realized loss on investments	(134,558,421)
Net unrealized depreciation on investments	(113,327,495)

Net Assets	$748,625,928

33 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $499,477,239 and 48,564,680 shares of beneficial interest outstanding)	$10.28
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.79

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,850,858 and 374,663 shares of beneficial interest outstanding)	$10.28

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $207,042,341 and 20,181,868 shares of beneficial interest outstanding)	$10.26

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $38,255,490 and 3,717,587 shares of beneficial interest outstanding)	$10.29

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended January 31, 2017 Unaudited

Investment Income
Interest	$22,685,489
Expenses
Management fees	1,986,884
Distribution and service plan fees:
Class A	378,353
Class B	20,691
Class C	975,768
Transfer and shareholder servicing agent fees:
Class A	259,041
Class B	2,299
Class C	108,535
Class Y	16,677
Shareholder communications:
Class A	5,964
Class B	238
Class C	2,797
Class Y	664
Borrowing fees	410,460
Interest expense and fees on short-term floating rate notes issued (See Note 4)	263,308
Interest expense on borrowings	103,472
Trustees’ compensation	6,388
Custodian fees and expenses	2,805
Other	120,090

Total expenses	4,664,434
Net Investment Income	18,021,055

Realized and Unrealized Loss
Net realized loss on investments	(5,993,918)
Net change in unrealized appreciation/depreciation on investments	(20,627,972)
Net Decrease in Net Assets Resulting from Operations	$(8,600,835)

See accompanying Notes to Financial Statements.

35 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016
Operations
Net investment income	$18,021,055	$42,728,226
Net realized loss	(5,993,918)	(11,884,369)
Net change in unrealized appreciation/depreciation	(20,627,972)	26,543,186

Net increase (decrease) in net assets resulting from operations	(8,600,835)	57,387,043

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(13,671,647)	(30,999,892)
Class B	(103,074)	(384,932)
Class C	(4,924,452)	(11,134,209)
Class Y	(910,444)	(1,674,134)

	(19,609,617)	(44,193,167)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(7,872,281)	(34,894,701)
Class B	(1,678,229)	(5,479,741)
Class C	(5,752,794)	(9,147,900)
Class Y	9,081,125	730,375

	(6,222,179)	(48,791,967)

Net Assets
Total decrease	(34,432,631)	(35,598,091)
Beginning of period	783,058,559	818,656,650

End of period (including accumulated net investment income of $3,405,827 and $4,994,389, respectively)	$748,625,928	$783,058,559

See accompanying Notes to Financial Statements.

36 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 31, 2017

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(8,600,835)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(106,463,896)
Proceeds from disposition of investment securities	75,391,748
Short-term investment securities, net	8,564,980
Premium amortization	1,947,173
Discount accretion	(4,732,038)
Net realized loss on investments	5,993,918
Net change in unrealized appreciation/depreciation on investments	20,627,972
Change in assets:
Decrease in other assets	121,798
Increase in interest receivable	(38,927)
Decrease in receivable for securities sold	2,671,069
Change in liabilities:
Increase in other liabilities	15,671
Decrease in payable for securities purchased	(3,551,020)

Net cash used in operating activities	(8,052,387)

Cash Flows from Financing Activities
Proceeds from borrowings	107,200,000
Payments on borrowings	(80,100,000)
Proceeds on short-term floating rate notes issued	6,000,000
Proceeds from shares sold	55,341,446
Payments on shares redeemed	(77,829,347)
Cash distributions paid	(2,713,712)

Net cash provided by financing activities	7,898,387
Net decrease in cash	(154,000)
Cash, beginning balance	530,026

Cash, ending balance	$376,026

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $16,666,815.

Cash paid for interest on borrowings—$81,073.

Cash paid for interest on short-term floating rate notes issued—$263,308.

See accompanying Notes to Financial Statements.

37 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.67	$10.49	$10.38	$10.53	$11.47	$10.60

Income (loss) from investment operations:
Net investment income[1]	0.26	0.59	0.63	0.67	0.61	0.63
Net realized and unrealized gain (loss)	(0.37)	0.20	0.09	(0.22)	(0.94)	0.90

Total from investment operations	(0.11)	0.79	0.72	0.45	(0.33)	1.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.61)	(0.61)	(0.60)	(0.61)	(0.66)

Net asset value, end of period	$10.28	$10.67	$10.49	$10.38	$10.53	$11.47

Total Return, at Net Asset Value[2]	(1.15)%	7.84%	6.98%	4.57%	(3.13)%	14.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$499,477	$526,247	$552,146	$586,870	$737,142	$795,924

Average net assets (in thousands)	$513,669	$537,284	$589,000	$624,096	$812,430	$752,625

Ratios to average net assets:[3]
Net investment income	4.87%	5.59%	5.93%	6.60%	5.32%	5.67%
Expenses excluding specific expenses listed below	0.80%	0.80%	0.77%	0.76%	0.69%	0.70%
Interest and fees from borrowings	0.13%	0.11%	0.11%	0.14%	0.09%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.07%	0.06%	0.07%	0.13%	0.11%	0.16%

Total expenses	1.00%	0.97%	0.95%	1.03%	0.89%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.97%	0.95%	1.03%	0.88%	0.97%

Portfolio turnover rate	9%	6%	12%	6%	10%	15%

38 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

39 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.66	$10.49	$10.37	$10.52	$11.47	$10.59

Income (loss) from investment operations:
Net investment income[1]	0.22	0.51	0.55	0.59	0.51	0.54
Net realized and unrealized gain (loss)	(0.36)	0.19	0.10	(0.22)	(0.95)	0.91

Total from investment operations	(0.14)	0.70	0.65	0.37	(0.44)	1.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.53)	(0.53)	(0.52)	(0.51)	(0.57)

Net asset value, end of period	$10.28	$10.66	$10.49	$10.37	$10.52	$11.47

Total Return, at Net Asset Value[2]	(1.53)%	7.04%	6.27%	3.75%	(4.03)%	14.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,851	$5,686	$11,078	$16,828	$26,479	$41,662

Average net assets (in thousands)	$4,542	$7,651	$14,523	$20,693	$35,453	$44,543

Ratios to average net assets:[3]
Net investment income	4.18%	4.89%	5.14%	5.82%	4.47%	4.86%
Expenses excluding specific expenses listed below	1.56%	1.55%	1.53%	1.56%	1.53%	1.54%
Interest and fees from borrowings	0.13%	0.11%	0.11%	0.14%	0.09%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.07%	0.06%	0.07%	0.13%	0.11%	0.16%

Total expenses	1.76%	1.72%	1.71%	1.83%	1.73%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.72%	1.71%	1.83%	1.72%	1.81%

Portfolio turnover rate	9%	6%	12%	6%	10%	15%

40 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

41 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.64	$10.47	$10.36	$10.51	$11.45	$10.58

Income (loss) from investment operations:
Net investment income[1]	0.22	0.51	0.55	0.60	0.52	0.54
Net realized and unrealized gain (loss)	(0.36)	0.19	0.09	(0.22)	(0.94)	0.91

Total from investment operations	(0.14)	0.70	0.64	0.38	(0.42)	1.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.53)	(0.53)	(0.53)	(0.52)	(0.58)

Net asset value, end of period	$10.26	$10.64	$10.47	$10.36	$10.51	$11.45

Total Return, at Net Asset Value[2]	(1.52)%	7.06%	6.19%	3.79%	(3.88)%	14.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207,042	$220,769	$226,296	$236,269	$304,243	$332,380

Average net assets (in thousands)	$215,219	$221,129	$239,680	$255,808	$342,161	$302,122

Ratios to average net assets:[3]
Net investment income	4.11%	4.84%	5.17%	5.84%	4.55%	4.89%
Expenses excluding specific expenses listed below	1.55%	1.55%	1.52%	1.52%	1.46%	1.46%
Interest and fees from borrowings	0.13%	0.11%	0.11%	0.14%	0.09%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.07%	0.06%	0.07%	0.13%	0.11%	0.16%

Total expenses	1.75%	1.72%	1.70%	1.79%	1.66%	1.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.72%	1.70%	1.79%	1.65%	1.73%

Portfolio turnover rate	9%	6%	12%	6%	10%	15%

42 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

43 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.68	$10.50	$10.38	$10.53	$11.48	$10.60

Income (loss) from investment operations:
Net investment income[1]	0.26	0.60	0.65	0.69	0.62	0.64
Net realized and unrealized gain (loss)	(0.37)	0.20	0.10	(0.22)	(0.94)	0.92

Total from investment operations	(0.11)	0.80	0.75	0.47	(0.32)	1.56

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.62)	(0.63)	(0.62)	(0.63)	(0.68)

Net asset value, end of period	$10.29	$10.68	$10.50	$10.38	$10.53	$11.48

Total Return, at Net Asset Value[2]	(1.07)%	7.99%	7.23%	4.72%	(3.08)%	15.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,256	$30,357	$29,137	$26,322	$32,754	$28,701

Average net assets (in thousands)	$33,161	$28,378	$30,378	$28,437	$34,321	$20,110

Ratios to average net assets:[3]
Net investment income	5.00%	5.73%	6.07%	6.75%	5.46%	5.70%
Expenses excluding specific expenses listed below	0.66%	0.65%	0.62%	0.62%	0.55%	0.56%
Interest and fees from borrowings	0.13%	0.11%	0.11%	0.14%	0.09%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.07%	0.06%	0.07%	0.13%	0.11%	0.16%

Total expenses	0.86%	0.82%	0.80%	0.89%	0.75%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.82%	0.80%	0.89%	0.74%	0.83%

Portfolio turnover rate	9%	6%	12%	6%	10%	15%

44 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

45 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Rochester Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

46 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

47 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2017	$48,870,545
2018	43,078,455
No expiration	35,828,202

Total	$127,777,202

At period end, it is estimated that the capital loss carryforwards would be $91,949,000 expiring by 2018 and $41,822,120, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$892,843,125[1]

Gross unrealized appreciation	$40,286,083
Gross unrealized depreciation	(153,613,578)

Net unrealized depreciation	$(113,327,495)

1. The Federal tax cost of securities does not include cost of $41,125,072, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange

48 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

49 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third

50 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

3. Securities Valuation (Continued)

party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$542,836,196	$1,655,481	$544,491,677
U.S. Possessions	—	274,821,294	1,327,731	276,149,025

Total Assets	$—	$817,657,490	$2,983,212	$820,640,702

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

51 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
U.S. Possessions	$(1,353,378)	$1,353,378

Total Assets	$(1,353,378)	$1,353,378

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate

52 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal

53 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $35,395,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating

54 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $62,301,757 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $41,395,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,250,000	Berks County, PA Municipal Authority Tender Option Bond Series 2015-XF2016 Trust[3]	15.160%	11/1/31	$4,492,150
7,980,000	Chester County, PA IDA (Water Facilities Authority) Tender Option Bond Series 2015-XF2128 Trust[3]	10.109	2/1/41	7,980,000
3,000,000	PA GO Tender Option Bond Series 2016-XF0534 Trust	10.463	6/1/22	4,310,220
3,230,000	PA Southcentral General Authority (Hanover Hospital) Tender Option Bond Series 2015-XF2131 Trust[3]	20.534	6/1/29	4,124,387

				$20,906,757

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $41,395,000 or 4.98% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase

55 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$70,697

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$95,408,731
Market Value	$37,042,452
Market Value as % of Net Assets	4.95%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $22,301,130, representing 2.98% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to

56 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

57 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	2,838,488	$29,725,413	4,395,258	$46,102,334
Dividends and/or distributions reinvested	1,097,898	11,503,040	2,480,172	26,014,670
Redeemed	(4,693,844)	(49,100,734)	(10,183,046)	(107,011,705)
Net decrease	(757,458)	$(7,872,281)	(3,307,616)	$(34,894,701)

Class B
Sold	68	$708	6,434	$67,303
Dividends and/or distributions reinvested	8,421	88,294	32,572	341,402
Redeemed	(167,193)	(1,767,231)	(562,180)	(5,888,446)
Net decrease	(158,704)	$(1,678,229)	(523,174)	$(5,479,741)

Class C
Sold	979,615	$10,265,451	2,066,439	$21,629,265
Dividends and/or distributions reinvested	409,753	4,282,437	932,513	9,756,871
Redeemed	(1,949,257)	(20,300,682)	(3,877,722)	(40,534,036)
Net decrease	(559,889)	$(5,752,794)	(878,770)	$(9,147,900)

Class Y
Sold	1,400,781	$14,550,080	1,061,869	$11,166,397
Dividends and/or distributions reinvested	75,731	793,044	143,040	1,501,125
Redeemed	(602,400)	(6,261,999)	(1,137,609)	(11,937,147)
Net increase	874,112	$9,081,125	67,300	$730,375

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$106,463,896	$75,391,748

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

58 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the reporting period was 0.51% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	7,269
Accumulated Liability as of January 31, 2017	52,543

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal

59 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

60 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2017	$55,945	$—	$1,429	$9,002

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.9238% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated

61 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.11% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0. 9238%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$25,367,935
Average Daily Interest Rate	0.767%
Fees Paid	$132,369
Interest Paid	$81,073

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to

62 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$136,147

63 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

64 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni Pennsylvania category. The Board noted that the Fund’s one-year and five-year performance was better than its category median although its three-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni Pennsylvania funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were higher than its peer group median and category median. The Board also noted that the Fund’s total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

65 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

66 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

67 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester Pennsylvania Municipal Fund	8/23/16	0.0%	0.0%	100.0%
Oppenheimer Rochester Pennsylvania Municipal Fund	9/27/16	0.0%	0.3%	99.7%
Oppenheimer Rochester Pennsylvania Municipal Fund	10/25/16	83.8%	0.0%	16.2%
Oppenheimer Rochester Pennsylvania Municipal Fund	11/22/16	86.6%	6.9%	6.5%
Oppenheimer Rochester Pennsylvania Municipal Fund	1/24/17	76.6%	0.1%	23.3%

68 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Elizabeth Mossow, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

69 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct,SM our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

70 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

71 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0740.001.0117 March 24, 2017

Semiannual Report 1/31/2017

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Rochester® High Yield Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	-2.50%	-7.13%	-3.34%
1-Year	5.89	0.86	-0.28
5-Year	6.47	5.44	2.94
10-Year	1.20	0.71	4.34

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

An Important Update

to the Fund Performance Discussion

Update (as of March 24, 2017): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

Securities backed by Puerto Rico’s sales and use tax (COFINAs) were paid their full coupon payment on February 1 as were bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority) and PRHTA (its highways and transportation authority). According to Puerto Rico officials, the Government Development Bank failed to make a February 1 payment of $279 million, and other authorities – including the Public Finance Corporation and the Commonwealth’s infrastructure finance authority – also skipped their much smaller payments.

Gov. Ricardo Rosselló Nevares announced on February 9 that the $1.4 million interest payment that was due on G.O. bonds on February 1 would be paid from a Banco Popular account into which $146 million of “clawback” money had been deposited.

In early February, the governor signed legislation to add a non-binding “status referendum” to the calendar. On June 11, Puerto Ricans will be asked to vote for either statehood or independence/free association. The outcome could set the stage for an additional referendum in October. However, a member of the opposition party has appealed to U.S. Attorney General Jeff Sessions to intervene because the June 11 referendum fails to give Puerto Ricans the option to vote to remain a commonwealth.

In his State of the Commonwealth speech on February 27, 2017, Gov. Rosselló discussed his forthcoming 10-year fiscal plan, which he said would lead to economic growth and an additional $1.5 billion in revenue. The plan did not include many of the austerity measures that had been discussed, including layoffs to reduce the government payroll. In fact, one of the plan’s proposals calls for a minimum wage increase for both private and public sector employees, which the governor sees as step toward economic growth.

According to the plan, government spending would decrease by $1.5 billion, and $1.2 billion would be set aside for debt service obligations by fiscal 2019. The plan did not meet the Oversight Board’s requirement that there be $4.5 billion in fiscal adjustments to close the fiscal 2019 budget gap.

In early March the Oversight Board rejected the governor’s plan, calling it “unrealistic.” The Board called for emergency spending cuts on March 8 based on its concerns about the Commonwealth’s liquidity issues. In a letter to the governor, the Board wrote: “While we

3       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

appreciate your focus on addressing Puerto Rico’s long-term fiscal and economic challenges, we think far more needs to be done immediately to reduce spending.” The governor responded with “appreciation” for the board’s input and assertions that his plan already addressed issues related to taxes and spending.

On March 13, 2017, the Oversight Board approved an amended fiscal plan and established a number of milestones for the Rosselló administration. With the Board’s approval, the governor was able to avoid furloughs. The Board has said it will revisit the need for furloughs if the plan’s revenue measures fail to work by October 2017. The current plan calls for approximately $7 billion in debt payments through fiscal year 2026. As one member of the Oversight Board explained, the approval of this plan “is certainly not the end of the process.” He went on to say that it is not “even the beginning of the end of the process,” according to The Bond Buyer.

The stay that prevents creditors from suing the Commonwealth for non-payment is set to expire May 1. The governor has asked that the stay be extended to December 31, but Puerto Rico’s resident commissioner has said that another extension was unlikely.

Representatives of the Puerto Rican government, the Oversight Board and bondholders appeared before the House Natural Resources Committee’s Subcommittee on Indian, Insular, and Alaska Native Affairs on March 22. The subcommittee heard testimony about the Oversight Board and about the restructuring agreement between forbearing bondholders and PREPA (the Commonwealth’s electric utility authority). Earlier in the month, the governor nominated Ricardo Ramos to be PREPA’s new executive director.

As always, our team is focused on developments that have the potential to affect this Fund’s holdings and will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester High Yield Municipal Fund continued to generate high levels of tax-free income during the most recent 6-month reporting period, despite post-Election Day volatility in the municipal bond market. As of January 31, 2017, the Class A shares provided a distribution yield of 6.02% at net asset value (NAV). Falling bond prices in the last 2 months of the reporting period, however, caused the Fund’s NAV to decline, and its total return for the reporting period was negative. The Fund’s Class A shares nonetheless outperformed the Bloomberg Barclays Municipal Bond Index, its benchmark, by 84 basis points.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) decided to maintain the target range for the Fed Funds rate at 0.50% to 0.75% at its January 2017 meeting. The FOMC cited “realized and expected labor market conditions and inflation” as factors in its decision, which it expects to support further job gains. Improvements in the labor market were also discussed at the FOMC’s meetings in September and November 2016. The FOMC last increased the Fed Funds target rate at its December 2016 meeting. Simultaneously, the

The average 12-month distribution yield in Lipper’s High Yield Municipal Debt Funds category was 3.87% at the end of this reporting period. At 6.45%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 258 basis points higher than the category average.

Fed increased its forecast to three rate hikes in 2017, from an earlier projection of two.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	6.02%

Dividend Yield with sales charge	5.73

Standardized Yield	7.95

Taxable Equivalent Yield	14.05

Last distribution ( 1/24/17 )	$0.035

Total distributions (8/1/16 to 1/31/17)	$0.216

Endnotes for this discussion begin on page 18 of this report.

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One reason given for potential future rate hikes is to prevent both rapidly falling unemployment rates and the inflation that could ensue as employers increase wages to attract available workers.

In a speech given at the end of the reporting period, Chairman Yellen said that determining the appropriate level of interest rates going forward is “highly uncertain” given domestic productivity questions, global growth uncertainty, and possible fiscal policy changes.

The rate was last increased in December 2015, after nearly 7 years of being held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

High-grade municipal bonds came under pricing pressure, notably after Election Day, and the yield curve for these securities was higher on January 31, 2017 than it had been on July 31, 2016. The median yield on 30-year, AAA-rated muni bonds stood at 3.19% on January 31, 2017, up 92 basis points from July 31, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.37% on January 31, 2017, up 59 basis points from the July 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.93%, up 48 basis points from the July 2016 date.

FUND PERFORMANCE

Oppenheimer Rochester High Yield Municipal Fund held more than 1,100 securities as of January 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

At the end of the reporting period, the Class A shares of this Fund provided a distribution yield at NAV of 6.02%. The 12-month distribution yield at NAV of this Fund’s Class A shares was the second highest in Lipper’s High Yield Municipal Debt Funds category as of January 31, 2017, trailing only the 12-month distribution yield of this Fund’s Y shares. At 6.45% on that date, the 12-month distribution yield at NAV for this Fund’s Class A shares was 258 basis points higher than the category average, which was 3.87%.

During this reporting period, challenging market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 3.7 cents per share at the outset of this reporting period, was reduced to 3.5 cents per share beginning with the November 2016 payout. In all, the Fund distributed 21.6 cents per Class A share this reporting period.

Nonetheless, the tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than

6       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

14.05%, based on the Fund’s standardized yield as of January 31, 2017 and the top federal income tax rates for 2016. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income bonds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 20.6% of the Fund’s total assets (20.9% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 13.6% of the Fund’s total assets (13.8% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the MSA and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings include general obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico, including some of its G.O. holdings, are insured. In some cases, the debt-service obligations on insured securities were paid in full or in part by the insurer. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments covered below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

On the last day of August 2016, the Obama administration announced the seven members of the federal oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA. As investors may recall, PROMESA requires the government of Puerto Rico to develop a new

7       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, to deliver audited financial results in a timely fashion, and to regain access to financial markets.

The new law also called for the establishment of a Congressional Task Force on Economic Growth for Puerto Rico. The task force’s initial status report voiced concerns about “the relative lack of reliable data pertaining to certain aspects of the economic, financial, and fiscal situation in Puerto Rico.” In its year-end report, the task force reached bipartisan recommendations on various measures for Puerto Rico’s economic growth, including an “equitable and sustainable legislative solution to the financing of Puerto Rico’s Medicaid program” by early 2017.

We note that PROMESA – which was passed with rare bipartisan support and signed into law on June 30, 2016 – tries to balance the interests of many stakeholders. We were pleased that a federal control board was established. As the fiscal turnarounds of New York City and Washington, D.C. demonstrate, a responsible control board can guide a troubled municipality to a stronger future. The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

On October 14, Gov. Alejandro García Padilla presented a fiscal plan to the federal oversight board. According to press reports, Padilla’s plan called for the Commonwealth’s government to improve financial reporting, consolidate branches of government, relax regulations and encourage investors to finance an assortment of projects.

At the meeting, the Commonwealth’s Treasury Secretary said that Puerto Rico had nearly $1 billion in unpaid bills and had written – but not sent – checks totaling $350 million. Carlos Garcia, a member of the oversight board, took issue with the government’s assessment of the situation, noting that Puerto Rico had “high tax collections” but was not providing essential services or paying its vendors or debt service obligations in full.

Austerity measures, Gov. Padilla claimed, would have “terrible consequences … on the well-being of the Puerto Rican people.” Among the documents shared with the oversight board was a report by the Puerto Rico Fiscal Authority Agency and Financial Advisory Authority which showed that the government’s 2014 “net position” – assets minus liabilities – was negative $50 billion, three times worse than in 2006.

The governor, whose term ended January 2, 2017, pointed a finger at many culprits, including bond ratings agencies, the U.S. Congress and the prior administrations in the Commonwealth who put forth “misguided and unscrupulous public policies.” Even though the Commonwealth tapped the

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capital markets during his administration, the governor blamed bondholders for providing the financing the Commonwealth sought. Gov. Padilla renewed his appeal for federal legislation that could strengthen the Commonwealth’s economy.

In other developments, the oversight board filed a statement October 21 urging U.S. District Court Judge Francisco Besosa to deny requests from plaintiffs in three consolidated cases to have PROMESA’s stay on litigation lifted. On November 2 the judge denied three plaintiffs’ requests, noting in one case that the plaintiffs “do not have standing to seek relief from the PROMESA stay because they show no ‘injury in fact.’” The board had argued that the “ongoing litigation is a major distraction” and asserted that time and resources “would be better spent negotiating the fiscal plans required by PROMESA.” The judge cautioned that the Commonwealth defendants “must not abuse or squander the ‘breathing room’ that the court’s decision fosters.”

9       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

10       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

In a press release issued in early November, Puerto Rico’s Treasury Secretary asserted that the Government Development Bank (the GDB) is “stable” but that its managers have “substantial doubt about the ability of the GDB to continue as a going concern.” The current stability exists, he said, because the GDB has limited weekly withdrawals to no more than $3 million. He recommended that municipalities and public corporations determine the portion of their deposits that may be “impaired” according to accounting standards. We believe politics may be at play in the Commonwealth’s decision to portray the GDB as a weakening entity.

On November 8, Ricardo Rosselló Nevares was elected governor of the Commonwealth. He is a member of the New Progressive Party and, according to a November 9 article in The Bond Buyer, his victory is expected to be a positive for bondholders. Prior to the election, Mr. Rosselló said that if bondholders can agree to extend the maturities on existing bonds, then Commonwealth issuers should agree to make their interest payments. Ahead of his inauguration, the governor-elect appointed Elías Sánchez Sifonte as his (non-voting) representative to the federal oversight board.

Immediately after his inauguration, Gov. Rosselló signed several executive orders related to fiscal and economic conditions in the Commonwealth. The first order requires immediate reductions in the operating expenses of every government agency. Additionally, no vacancies can be filled, no new positions created and all agency-related travel must be pre-approved. Another order establishes the Federal Opportunities Center to help public agencies and non-profit community organizations obtain federal funds. The new governor has ordered the use of zero-base budgets beginning with fiscal 2018, which begins July 1, 2017; the creation of a new entity to expedite the approvals of permits and certifications for a variety of infrastructure projects, and the establishment of recruiting measures by government agencies “to increase the participation of women in management positions.”

In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines established in PROMESA. The governor’s representative on the oversight board asked his fellow board members to give the governor until February 28 to submit his fiscal plan. The board was amenable but set some conditions, including “a commitment not to take more loans to provide short-term liquidity, develop a liquidity plan and provide further financial information, among others.” Simultaneously, the board told the governor that his plan had to make spending cuts and revenue increases of $4.5 billion a year. The governor rejected many of the board’s requests and asserted that the focus should be on economic growth, not increased taxation. At the end of the month, the board agreed to extend the deadline for submitting the fiscal plan, adjusted other deadlines related to the plan, set deadlines for a number of public agencies and authorities,

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and extended the stay on debt-related litigation through May 1, 2017.

Late in January, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, which had been slated to expire at the end of 2017, was the government’s biggest source of revenue in the five months ended November 30, 2016; first-half budget results (through December 2016) indicate that the Act 154 tax was 15.2% ($132.2 million) higher than had been projected. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which gave Gov. Padilla the power to suspend debt payments. The new act allows Gov. Rosselló to prioritize expenditures and explicitly states that it “is inappropriate to categorically prioritize the payment of non-debt expenditures over debt service.”

Puerto Rico continued to have a mixed record regarding debt payments. As expected, Puerto Rico failed to pay $358 million of interest on its G.O. bonds on January 3, but insurers wrapped nearly $54 million of this amount, according to The Bond Buyer. It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

In other news, PREPA, the Commonwealth’s electric utility authority, and its forbearing bondholders, including Oppenheimer Rochester, worked throughout this reporting period to finalize a restructuring agreement whose terms were agreed on in September 2015. As investors may recall, PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors.

Prior to Election Day – but well after the July 1, 2016 deadline – then Gov. Padilla nominated five people to the board of directors of PREPA, as called for in the PREPA Revitalization Act. He also nominated three people to the Corporation for the Revitalization of Electrical Energy Authority, which is the entity that is expected to issue new bonds in accordance with the restructuring agreement between PREPA and its forbearing bondholders. While some business groups, unions and businesses have challenged the validity of the PREPA Revitalization Act, PREPA issued a statement in late October 2016 asserting its confidence that the Act is constitutional. In January, the Court of the First Instance (San Juan) upheld the constitutionality of the Act.

Also in December 2016, PREPA and its forbearing bondholders agreed to extend the restructuring agreement until March 31, 2017.

PREPA made its $192.5 million interest payment in full on January 3, 2017. Also in early January, subsidiaries of the insurer

12       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively. Later in the month, the Commonwealth’s energy commission made a minor adjustment to the rate increase that it had approved in June 2016.

During this reporting period, S&P Global Ratings (S&P) downgraded several senior unsecured GDB bonds that had failed to make August 1, 2016 interest payments.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

The Fund’s holdings in municipal bonds issued by utilities represented 10.5% of total assets (10.6% of net assets) at the end of this reporting period. This set of holdings included sewer utilities with 5.5% of total assets (5.5% of net assets), electric utilities with 3.6% of total assets (3.7% of net assets), water utilities with 1.3% of total assets (1.3% of net assets), and gas utilities with 0.1% of total assets (0.1% of net assets) as of January 31, 2017. Our holdings in these sectors include insured securities issued by various U.S. municipalities, as well as securities issued by PREPA and PRASA.

As of January 31, 2017, the Fund remained invested in land development bonds, which are Special Assessment and, in some cases, Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting

13       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

period, the Special Assessment and Special Tax sectors represented 8.5% and 2.0% of the Fund’s total assets (8.6% and 2.0% of net assets), respectively.

Overall, we believe that land development bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities. Two Special Tax bonds were issued in Puerto Rico.

G.O. securities comprised 6.8% of total assets (6.9% of net assets) as of January 31, 2017. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various U.S. municipalities as well as bonds issued in the Commonwealth of Puerto Rico and the Northern Mariana Islands. In this Fund, some of the G.O.s issued by Puerto Rico are insured; while they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe.

The sales tax sector represented 6.2% of the Fund’s total assets (6.3% of net assets) as of January 31, 2017. Puerto Rico COFINA bonds comprise approximately three-quarters of this sector’s assets, and debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue.

As of January 31, 2017, the Fund was invested in the hospital/healthcare sector, which represented 5.9% of total assets (6.0% of net assets). Most of the Fund’s holdings in this sector are investment grade though the Fund also invests across the credit spectrum in this sector. The sector includes more than 60 securities, 2 of which were issued in Puerto Rico.

The Fund remained invested in the adult living facilities sector, which represented 5.4% of total assets (5.5% of net assets) as of January 31, 2017. These bonds, which finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values and in more rural areas with stable home prices.

U.S. Government obligation bonds constituted 3.4% of the Fund’s total assets (3.5% of net assets) on January 31, 2017. This sector includes any securities held by the Fund that have been pre-refunded. In a pre-refunding or a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. When a municipality issues a pre-refunding bond, a development that can only be done when the nearest call date is at least 90 days later, the proceeds are escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued bond. The Treasury bonds that are purchased with the proceeds of a pre-refunding are backed by the full faith and credit of the U.S. government.

14       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Tax increment financing (TIF) bonds constituted 3.2% of the Fund’s total assets (3.3% of net assets) on January 31, 2017. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This high yield fund has neither a maturity cap nor a limit on below-investment-grade securities, or “junk” bonds.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

15       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

16       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	20.6%

Special Assessment	8.5

General Obligation	6.8

Sales Tax	6.2

Hospital/Healthcare	5.9

Sewer Utilities	5.5

Adult Living Facilities	5.4

Electric Utilities	3.6

U.S. Government Obligations	3.4

Tax Increment Financing (TIF)	3.2

Portfolio holdings are subject to change. Percentages are as of January 31, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total

AAA	2.6%	1.3%	3.9%

AA	12.2	0.0	12.2

A	7.2	0.0	7.2

BBB	9.8	4.1	13.9

BB or lower	34.4	28.4	62.8

Total	66.2%	33.8%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2017 and are subject to change. OppenheimerFunds, Inc., the sub-adviser, determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 1/31/17

	Without Sales Charge	With Sales Charge
Class A	6.02%	5.73%
Class B	5.39	N/A
Class C	5.45	N/A
Class Y	6.13	N/A

STANDARDIZED YIELDS For the 30 Days Ended 1/31/17
Class A	7.95%
Class B	7.59
Class C	7.59
Class Y	8.52

TAXABLE EQUIVALENT YIELDS

As of 1/31/17

Class A	14.05%
Class B	13.41
Class C	13.41
Class Y	15.05

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception

Class A (ORNAX)	10/1/93	-2.50%	5.89%	6.47%	1.20%	4.48%

Class B (ORNBX)	10/1/93	-2.99	5.06	5.62	0.70	4.29

Class C (ORNCX)	8/29/95	-2.88	5.12	5.66	0.42	3.76

Class Y (ORNYX)	11/29/10	-2.43	6.05	6.63	N/A	7.54

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception

Class A (ORNAX)	10/1/93	-7.13%	0.86%	5.44%	0.71%	4.26%

Class B (ORNBX)	10/1/93	-7.71	0.09	5.30	0.70	4.29

Class C (ORNCX)	8/29/95	-3.82	4.12	5.66	0.42	3.76

Class Y (ORNYX)	11/29/10	-2.43	6.05	6.63	N/A	7.54

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

18      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.035 for the 25-day accrual period ended January 31, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 31, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0315, $0.0316 and $0.0357 respectively, for the 25-day accrual period ended January 31, 2017 and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2017 and either the maximum offering price (for Class A shares) or NAV (for the other classes) on January 31, 2017. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s High Yield Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (at NAV) plus any capital gains distributed over the same period. The calculation included 160 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within

19      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

20      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2016	Ending Account Value January 31, 2017	Expenses Paid During 6 Months Ended January 31, 2017
Class A	$1,000.00	$975.00	$5.19
Class B	1,000.00	970.10	8.98
Class C	1,000.00	971.20	8.98
Class Y	1,000.00	975.70	4.49

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.96	5.31
Class B	1,000.00	1,016.13	9.19
Class C	1,000.00	1,016.13	9.19
Class Y	1,000.00	1,020.67	4.59
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.04%
Class B	1.80
Class C	1.80
Class Y	0.90

22      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—109.4%
Alabama—3.9%
$21,895,000	Jefferson County, AL Sewer[1]	0.000%[2]		10/01/2039	$16,487,592
30,000,000	Jefferson County, AL Sewer[1]	0.000	[2]	10/01/2046	22,546,800
20,045,000	Jefferson County, AL Sewer[1]	0.000	[2]	10/01/2046	15,725,302
17,500,000	Jefferson County, AL Sewer[1]	0.000	[2]	10/01/2050	13,737,675
50,050,000	Jefferson County, AL Sewer[1]	0.000	[2]	10/01/2050	37,203,166
8,500,000	Jefferson County, AL Sewer[1]	5.500		10/01/2053	9,615,710
51,500,000	Jefferson County, AL Sewer[1]	6.500		10/01/2053	60,396,625
25,000,000	Jefferson County, AL Sewer[1]	7.000		10/01/2051	30,267,500
500,000	Mobile, AL Improvement District (McGowin Park)[1]	5.250		08/01/2030	506,315
1,300,000	Mobile, AL Improvement District (McGowin Park)[1]	5.500		08/01/2035	1,308,840

					207,795,525

Alaska—0.4%
1,965,208	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[3]	6.120		08/01/2031	392,747
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[3]	5.875		12/01/2027	160,957
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[3]	6.000		12/01/2036	48,775
1,755,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2030	1,954,052
1,365,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2031	1,513,662
1,960,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2032	2,163,507
2,055,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2033	2,257,438
31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.122	[4]	06/01/2046	819,501
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.372	[4]	06/01/2046	604,106
10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)[1]	7.750		10/01/2041	12,065,512

					21,980,257

Arizona—1.4%
3,916,000	Buckeye, AZ Watson Road Community Facilities District	6.000		07/01/2030	3,683,820
4,680,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[5]	6.375		01/01/2028	3,041,345
140,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[5]	8.500		01/01/2028	83,980
260,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.450		07/15/2021	260,569
810,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.625		07/15/2025	811,207
900,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.800		07/15/2030	901,089
1,015,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.900		07/15/2022	1,029,514
335,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125		07/15/2027	338,635
500,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200		07/15/2032	504,880

23      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$199,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.000%	07/01/2017	$201,372
1,193,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.375	07/01/2022	1,200,504
3,908,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.750	07/01/2032	3,916,090
1,000,000	Glendale, AZ IDA (Midwestern University Foundation)[1]	5.000	07/01/2033	1,034,670
7,225,000	Maricopa County, AZ IDA (Christian Care Surprise)	6.000	01/01/2048	6,653,286
1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[5]	8.500	04/20/2041	746,093
294,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.250	07/01/2024	294,138
435,000	Merrill Ranch, AZ Community Facilities District No. 2[1]	5.250	07/15/2040	460,234
262,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.250	07/01/2024	262,301
641,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.300	07/01/2030	641,385
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.300	07/15/2025	410,794
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.350	07/15/2031	320,848
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,651,221
4,135,000	Phoenix, AZ IDA (Freedom Academy)[1]	5.500	07/01/2046	3,867,466
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.875	11/01/2037	985,147
925,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037	926,471
2,400,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.500	09/01/2046	2,167,824
3,000,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125	07/01/2041	3,035,970
3,315,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	6.000	12/01/2036	3,397,676
6,310,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	6.000	12/01/2046	6,412,664
5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	7.500	04/01/2041	7,301,911
1,025,000	Pima County, AZ IDA (Paideia Academies)	6.000	07/01/2035	1,035,045
3,310,000	Pima County, AZ IDA (Paideia Academies)	6.125	07/01/2045	3,325,987
1,600,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.670	12/01/2027	1,600,864
1,960,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.750	12/01/2037	1,960,568
765,000	Pinal County, AZ IDA (San Manuel Facility)[1]	6.250	06/01/2026	765,237
1,022,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	740,071
265,000	Show Low Bluff, AZ Community Facilities District	5.600	07/01/2031	242,191
41,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	41,303
1,000,000	Tartesso West, AZ Community Facilities District[1]	5.900	07/15/2032	1,001,720
695,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.000	12/01/2032	732,690
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.250	12/01/2042	1,639,637
675,000	Verrado, AZ Community Facilities District No. 1[1]	5.700	07/15/2029	713,759
1,800,000	Verrado, AZ Community Facilities District No. 1[1]	6.000	07/15/2027	1,943,568

24      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Arizona (Continued)
$610,000	Verrado, AZ Community Facilities District No. 1[1]	6.000%		07/15/2033	$650,162

					72,935,906

Arkansas—0.1%
5,645,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[3]	6.250		02/01/2038	3,356,009

California—13.5%
2,500,000	Adelanto, CA Public Utility Authority[1]	6.750		07/01/2039	2,720,650
7,300,000	Alameda, CA Corridor Transportation Authority[1]	5.000		10/01/2034	8,210,237
750,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625		01/01/2040	882,487
250,000	Beaumont, CA Financing Authority, Series C1	5.000		09/01/2022	255,482
200,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	6.200		05/01/2031	200,356
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)[1]	7.375		09/01/2039	5,793,975
127,310,000	CA County Tobacco Securitization Agency	5.307	[4]	06/01/2046	15,837,364
107,400,000	CA County Tobacco Securitization Agency	5.502	[4]	06/01/2050	1,925,682
246,760,000	CA County Tobacco Securitization Agency	6.341	[4]	06/01/2055	1,463,287
33,920,000	CA County Tobacco Securitization Agency	6.647	[4]	06/01/2046	957,901
215,100,000	CA County Tobacco Securitization Agency	6.998	[4]	06/01/2055	2,084,319
8,100,000	CA County Tobacco Securitization Agency	8.145	[4]	06/01/2033	3,172,689
255,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2045	255,156
7,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	6,663,020
865,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500		06/01/2033	869,377
520,920,000	CA County Tobacco Securitization Agency (TASC)	5.559	[4]	06/01/2050	44,830,375
18,500,000	CA County Tobacco Securitization Agency (TASC)	5.650	[2]	06/01/2041	18,826,710
18,030,000	CA County Tobacco Securitization Agency (TASC)	5.700	[2]	06/01/2046	18,348,590
2,630,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	2,643,097
7,285,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	7,335,849
4,625,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	4,642,297
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	5,000,850
49,600,000	CA County Tobacco Securitization Agency (TASC)	6.399	[4]	06/01/2046	5,124,672
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	10,009,760
10,000,000	CA GO1	4.000		09/01/2032	10,487,000
2,160,000	CA GO1	5.000		09/01/2031	2,521,346
340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.043	[4]	06/01/2047	16,133,000
133,715,000	CA Golden State Tobacco Securitization Corp. (TASC)[6]	5.750		06/01/2047	132,301,172
37,950,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.750		06/01/2047	37,548,868
30,420,000	CA Health Facilities Financing Authority (SJHS/SJHCN/ SJHE/SJHO Obligated Group)[6]	5.750		07/01/2039	33,075,058
1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250		07/15/2050	1,998,187
10,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium)[6]	5.000		05/15/2040	11,184,100
750,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	896,370
60,000	CA Public Works[1]	6.625		11/01/2034	60,193

25      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$5,945,000	CA School Finance Authority Charter School (Grimmway Schools)[1]	5.250%		07/01/2051	$5,756,365
160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.146	[4]	06/01/2056	4,024,636
20,800,000	CA Silicon Valley Tobacco Securitization Authority	8.692	[4]	06/01/2041	4,334,720
58,990,000	CA Silicon Valley Tobacco Securitization Authority	8.898	[4]	06/01/2047	7,288,215
60,785,000	CA Silicon Valley Tobacco Securitization Authority	8.995	[4]	06/01/2036	18,739,408
13,505,000	CA Silicon Valley Tobacco Securitization Authority	8.998	[4]	06/01/2047	1,582,381
1,145,000	CA Statewide CDA (Albert Einstein Academy)	6.000		11/01/2032	1,167,694
1,730,000	CA Statewide CDA (Albert Einstein Academy)	6.250		11/01/2042	1,769,963
10,000	CA Statewide CDA (Escrow Term)[1]	6.750		09/01/2037	10,022
2,019,578	CA Statewide CDA (Microgy Holdings)[5]	9.000		12/01/2038	20
8,015,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)	6.000		09/02/2044	7,547,405
555,300,000	CA Statewide Financing Authority Tobacco Settlement	5.954	[4]	06/01/2055	4,581,225
4,515,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	4,548,772
1,010,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	1,015,030
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	100,498
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	2,975,175
10,465,000	Cerritos, CA Community College District[1]	5.250		08/01/2033	11,509,407
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	1,633,838
7,780,000	Fresno, CA Unified School District	4.319	[4]	08/01/2042	2,516,986
377,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.704	[4]	06/01/2057	2,905,244
750,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.996	[4]	06/01/2057	6,187,500
1,230,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	1,231,943
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	1,675,586
1,500,000	Los Angeles, CA Dept. of Airports[1]	5.000		05/15/2035	1,673,265
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[6]	5.375		05/15/2030	33,419,461
5,000,000	Los Angeles, CA Dept. of Water & Power[6]	5.000		07/01/2034	5,334,250
21,000,000	Los Angeles, CA Dept. of Water & Power[1,7]	5.000		07/01/2035	24,513,300
9,230,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)[1]	9.250		08/01/2024	9,290,826
4,625,000	Los Angeles, CA Unified School District1	4.000		07/01/2033	4,833,449
200,000	Maywood, CA Public Financing Authority[1]	7.000		09/01/2038	200,196
10,000,000	Northern CA Tobacco Securitization Authority (TASC)	5.375		06/01/2038	9,722,300
115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.372	[4]	06/01/2045	6,792,656
45,000	Placer County, CA Improvement Bond Act 1915[1]	6.500		09/02/2030	45,043
21,711,000	River Rock, CA Entertainment Authority[3]	8.000		11/01/2018	4,233,645
1,750,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	2,112,268
3,805,000	Sacramento County, CA Airport System[1]	5.250		07/01/2033	3,997,914

26      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$100,000	Sacramento County, CA Special Tax Community Facilities District No. 2004-1 (McClellan Park)	6.000%		09/01/2031	$96,807
2,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000		12/01/2031	2,407,720
10,000,000	San Francisco, CA City & County Public Utilities Commission[1]	4.000		11/01/2036	10,376,100
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	904,365
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	1,215,070
14,880,000	San Jose, CA Airport[1]	5.000		03/01/2037	14,927,318
7,250,000	San Jose, CA Airport[1]	5.000		03/01/2037	7,272,185
11,270,000	Santa Clara County, CA Financing Authority[1]	4.000		05/15/2032	11,845,897
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	6,738,420
195,570,000	Southern CA Tobacco Securitization Authority	6.381	[4]	06/01/2046	16,801,419
41,325,000	Southern CA Tobacco Securitization Authority	6.398	[4]	06/01/2046	813,276
143,080,000	Southern CA Tobacco Securitization Authority	7.098	[4]	06/01/2046	2,629,810
12,115,000	Stockton, CA Unified School District	5.918	[4]	08/01/2038	4,556,573
14,735,000	Stockton, CA Unified School District	5.948	[4]	08/01/2041	4,830,133
17,145,000	Stockton, CA Unified School District	5.948	[4]	08/01/2043	5,106,810
6,245,000	Stockton, CA Unified School District	5.997	[4]	08/01/2037	2,462,903
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.875		06/01/2035	1,427,355
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	6.000		06/01/2045	1,535,409
3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500		09/01/2042	4,265,135
					713,742,787
Colorado—3.3%
3,100,000	Base Village, CO Metropolitan District No. 2[1]	5.750		12/01/2046	3,126,257
500,000	Blue Lake, CO Metropolitan District No. 2	8.000		12/15/2046	499,270
1,185,000	Brennan, CO Metropolitan District	5.250		12/01/2046	1,073,551
1,025,000	CO Country Club Highlands Metropolitan District[3]	7.250		12/01/2037	417,780
2,600,000	CO Elbert and Highway 86 Metropolitan District[1]	5.750		12/01/2046	2,606,474
4,475,000	CO Elbert and Highway 86 Metropolitan District[3]	7.500		12/01/2032	2,235,576
2,176,000	CO Elkhorn Ranch Metropolitan District[3]	6.375		12/01/2035	1,416,119
1,780,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250		12/01/2040	1,897,978
14,350,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System)[6]	5.000		01/01/2044	15,680,245
1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)[1]	5.300		07/01/2037	969,724
1,945,000	CO Midcities Metropolitan District No. 2	7.750		12/15/2046	1,773,023
2,275,000	CO Neu Towne Metropolitan District[3]	7.250		12/01/2034	603,626
680,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2018	682,999
1,000,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2037	986,980
12,585,000	CO Park Valley Water and Sanitation Metropolitan District	5.993	[4]	12/15/2017	3,020,274

27      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$1,590,000	CO Potomac Farms Metropolitan District	7.250%		12/01/2037	$1,015,199
248,000	CO Potomac Farms Metropolitan District	7.625	[2]	12/01/2023	161,875
855,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031	834,634
500,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	334,025
1,720,000	CO Sorrell Ranch Metropolitan District[5]	6.750		12/15/2036	340,577
2,500,000	CO STC Metropolitan District No. 2	6.000		12/01/2038	2,413,725
1,213,000	CO Stoneridge Metropolitan District[1]	5.625		12/01/2036	1,260,161
1,615,000	CO Table Mountain Metropolitan District[1]	5.250		12/01/2045	1,513,449
569,000	CO Table Mountain Metropolitan District	7.750		12/15/2045	540,613
8,000,000	CO Talon Pointe Metropolitan District[5]	8.000		12/01/2039	800,000
3,415,000	Cundall Farms, CO Metropolitan District	6.875		12/01/2044	3,326,688
785,000	Cundall Farms, CO Metropolitan District	7.750		12/15/2044	719,201
19,515,000	Denver, CO City & County Airport[1]	5.000		11/15/2030	20,021,024
35,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[1]	5.250		10/01/2032	35,908,809
26,350,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[1]	5.750		10/01/2032	26,812,442
2,000,000	Erie Farm, CO Metropolitan District	5.500		12/01/2045	1,879,860
600,000	Erie Farm, CO Metropolitan District	7.750		12/15/2045	565,686
2,065,000	Hawthorn, CO Metropolitan District No. 2[1]	6.375		12/01/2044	2,009,245
950,000	Hawthorn, CO Metropolitan District No. 2	7.750		12/15/2044	906,519
1,960,000	Highlands, CO Metropolitan District No. 3	5.125		12/01/2046	1,779,602
775,000	Iliff Commons, CO Metropolitan District No. 3	6.000		12/01/2046	776,364
1,195,000	Leyden Rock, CO Metropolitan District No. 10	7.250		12/15/2045	1,074,962
1,410,000	Marvella, CO Metropolitan District	5.125		12/01/2046	1,284,129
1,000,000	Mountain Shadows, CO Metropolitan District[1]	5.000		12/01/2046	939,840
2,595,000	Prairiestar, CO Metropolitan District No. 2	5.750		12/01/2046	2,297,068
3,945,000	Reserve, CO Metropolitan District No. 2[1]	5.000		12/01/2045	3,462,329
665,000	Reserve, CO Metropolitan District No. 2[1]	5.125		12/01/2045	584,695
1,035,000	Southglenn, CO Metropolitan District[1]	5.000		12/01/2030	1,056,000
810,000	Southglenn, CO Metropolitan District[1]	5.000		12/01/2036	802,499
725,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125		12/01/2034	767,123
295,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.000		12/01/2033	303,080
685,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.125		11/01/2038	704,646
1,220,000	Tallyns Reach, CO Metropolitan District No. 3	6.750		11/01/2038	1,178,703
750,000	Thompsong Crossing, CO Metropolitan District No. 6	6.000		12/01/2044	723,038
1,645,000	Villas Eastlake Reservoir, CO Metropolitan District[1]	6.500		12/01/2046	1,715,455
20,183,519	Woodmen Heights, CO Metropolitan District No. 1	0.000	[2]	12/15/2041	10,080,255
5,342,763	Woodmen Heights, CO Metropolitan District No. 1[1]	6.000		12/01/2041	5,094,057
1,245,000	York Street, CO Metropolitan District	6.250		12/01/2047	1,241,825
					174,219,278
Connecticut—1.0%
12,500,000	CT GO1	4.000		08/15/2030	13,025,000
5,295,000	CT GO1	4.000		08/15/2031	5,477,625
5,000,000	CT Special Tax[1]	5.000		09/01/2028	5,840,950
6,000,000	CT Special Tax[1]	5.000		08/01/2032	6,798,180
7,965,000	CT Special Tax[1]	5.000		08/01/2033	8,980,378

28      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Connecticut (Continued)
$8,125,000	CT Special Tax (Transportation Infrastructure)[1]	5.000%		09/01/2030	$9,323,600
470,000	Georgetown, CT Special Taxing District[5]	5.125		10/01/2036	141,005
1,580,000	Hartford, CT GO1	5.000		10/01/2033	1,690,884
11,494,118	Mashantucket Western Pequot Tribe CT16	6.050		07/01/2031	453,443
					51,731,065
Delaware—0.1%
1,260,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450		07/01/2035	1,260,075
7,330,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450		07/01/2036	6,156,394
					7,416,469
District of Columbia—1.8%
4,745,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	5,611,911
5,255,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	5,410,075
21,795,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	22,507,697
315,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	375,704
3,200,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031	3,466,656
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.625		03/01/2041	2,181,340
32,680,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	33,496,346
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	5.909	[4]	06/15/2055	17,113,459
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.211	[4]	06/15/2055	5,675,900
					95,839,088
Florida—10.2%
750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2032	891,600
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2042	1,186,590
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2046	1,184,930
4,655,000	Amelia Concourse, FL Community Devel. District[5]	5.750		05/01/2038	3,956,983
3,385,000	Amelia Concourse, FL Community Devel. District	6.000		05/01/2047	3,092,096
6,630,000	Arlington Ridge, FL Community Devel. District	5.500		05/01/2036	5,633,710
1,045,000	Avignon Villages, FL Community Devel. District[5]	5.300		05/01/2014	135,954
755,000	Avignon Villages, FL Community Devel. District[5]	5.400		05/01/2037	98,225
14,970,000	Baker, FL Correctional Devel. Corp. (Detention Center)	7.500		02/01/2030	11,348,757
225,000	Bayshore, FL Hsg. Corp.[5]	8.000		12/01/2016	110,259
7,625,000	Baywinds, FL Community Devel. District[1]	5.250		05/01/2037	7,037,951
1,745,000	Baywinds, FL Community Devel. District[1,7]	7.020		05/01/2022	1,716,522
7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)[1]	6.000		10/01/2042	8,143,157
2,655,000	Boynton Village, FL Community Devel. District Special Assessment	6.000		05/01/2038	2,580,846

29      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$175,000	Broward County, FL HFA (Single Family)	5.000%	10/01/2039	$175,205
5,845,000	Buckeye Park, FL Community Devel. District[5]	7.875	05/01/2038	1,749,525
925,000	Carlton Lakes, FL Community Devel. District Special Assessment	5.625	11/01/2036	875,670
2,250,000	Carlton Lakes, FL Community Devel. District Special Assessment	5.750	11/01/2047	2,211,525
5,000,000	Central FL Expressway Authority[1]	4.000	07/01/2036	5,086,350
25,390,000	CFM, FL Community Devel. District, Series A5	6.250	05/01/2035	10,786,688
8,115,000	Chapel Creek, FL Community Devel. District Special Assessment[5]	5.500	05/01/2038	4,827,776
24,013,000	Clearwater Cay, FL Community Devel. District[5]	5.500	05/01/2037	13,197,065
1,690,000	Creekside, FL Community Devel. District[5]	5.200	05/01/2038	675,290
20,000	Crosscreek, FL Community Devel. District[5]	5.500	05/01/2017	9,995
1,015,000	Crosscreek, FL Community Devel. District	5.600	05/01/2037	1,003,642
35,000	Crosscreek, FL Community Devel. District[5]	5.600	05/01/2039	17,492
2,185,000	Crosscreek, FL Community Devel. District	6.750	11/30/2021	2,196,165
55,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050	11/01/2039	55,050
20,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.650	09/01/2017	20,061
900,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	899,919
7,745,000	Deer Run, FL Community Devel. District Special Assessment[5]	7.625	05/01/2039	5,808,440
1,940,000	Durbin Crossing, FL Community Devel. District Special Assessment[3]	5.250	11/01/2020	796,642
6,718,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)	7.000	07/15/2032	3,358,194
12,500,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)	8.260	07/15/2038	6,248,500
6,045,000	FL Devel. Finance Corp. (Florida Charter Educational Foundation)	5.000	07/15/2046	5,298,684
95,000	FL HFA (Stoddert Arms Apartments)[1]	6.250	09/01/2026	95,110
3,400,000	FL Lake Ashton II Community Devel. District[1]	5.375	05/01/2036	2,885,070
7,660,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[3]	7.375	03/01/2030	780,401
2,980,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500	05/01/2038	2,750,004
1,715,000	Harbor Bay, FL Community Devel. District[1]	6.750	05/01/2034	1,716,681
15,910,000	Heritage Harbour North, FL Community Devel. District[1]	6.375	05/01/2038	15,993,846
350,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A1	5.500	05/01/2036	324,313
5,480,000	Indigo, FL Community Devel. District[3]	5.750	05/01/2036	3,339,622
7,875,000	Lakewood Ranch, FL Stewardship District[1]	5.500	05/01/2036	7,897,916
18,280,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[1]	5.400	05/01/2037	17,748,418
3,800,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	3,513,214
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)[1]	6.750	09/01/2028	100,055
1,275,000	Liberty County, FL Revenue (Twin Oaks)[5]	8.250	07/01/2028	114,673
1,180,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	696,023
5,000,000	Magnolia Creek, FL Community Devel. District[5]	5.600	05/01/2014	1,048,100
5,360,000	Magnolia Creek, FL Community Devel. District[5]	5.900	05/01/2039	1,123,563

30      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$2,805,000	Magnolia West, FL Community Devel. District Special Assessment[3]	5.350%	05/01/2037	$1,682,215
1,435,000	Main Street, FL Community Devel. District	6.800	05/01/2038	1,423,649
1,160,000	Main Street, FL Community Devel. District[1]	6.800	05/01/2038	1,243,021
4,000,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2031	4,512,080
5,455,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2032	6,098,854
10,000,000	Miami-Dade County, FL School Board COP[6]	5.000	02/01/2027	10,760,000
10,000,000	Miami-Dade County, FL School Board COP[6]	5.250	02/01/2027	10,809,300
50,000,000	Miami-Dade County, FL School Board COP[6]	5.375	02/01/2034	54,169,500
12,430,000	Montecito, FL Community Devel. District[5]	5.100	05/01/2013	9,318,771
5,405,000	Montecito, FL Community Devel. District[3]	5.500	05/01/2037	4,052,128
565,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036	507,127
10,060,000	Nassau County, FL (Nassau Care Centers)	6.900	01/01/2038	10,159,393
3,640,000	Naturewalk, FL Community Devel. District[5]	5.300	05/01/2016	2,000,362
4,345,000	Naturewalk, FL Community Devel. District[3]	5.500	05/01/2038	2,387,795
750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[1]	5.500	07/01/2032	750,847
2,015,000	Orange County, FL Tourist Devel. Tax Revenue[1]	4.000	10/01/2032	2,093,585
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[5]	7.000	07/01/2036	1,499,587
3,000,000	Palm Beach County, FL Health Facilities Authority (Sinai Residences Boca Raton)[1]	7.500	06/01/2049	3,507,840
12,260,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	11,596,244
6,005,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.125	05/01/2039	6,039,529
1,850,000	Palm River, FL Community Devel. District[5]	5.150	05/01/2013	728,178
1,565,000	Palm River, FL Community Devel. District[5]	5.375	05/01/2036	616,954
1,485,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034	1,378,258
5,575,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	4,773,092
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	7.125	09/15/2041	2,402,438
1,805,000	Poinciana West, FL Community Devel. District Special Assessment[1]	6.000	05/01/2037	1,828,357
240,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)[1,7]	5.350	07/01/2027	224,467
9,600,000	Portico, FL Community Devel. District	5.450	05/01/2037	8,559,936
3,005,000	Portofino Cove, FL Community Devel. District Special Assessment[5]	5.500	05/01/2038	1,351,709
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[5]	5.600	05/01/2036	1,179,110
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[5]	5.200	05/01/2017	391,980
1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[5]	5.400	05/01/2038	766,927
2,470,000	Portofino Vista, FL Community Devel. District[5]	5.000	05/01/2013	1,111,055
400,000	Renaissance Commons, FL Community Devel. District, Series A1	5.600	05/01/2036	394,172

31      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$3,420,000	Reunion East, FL Community Devel. District[3]	5.800%		05/01/2036	$34
1,575,000	Reunion East, FL Community Devel. District	6.600		05/01/2033	1,544,540
3,680,000	Reunion East, FL Community Devel. District	6.600		05/01/2036	3,562,829
1,425,000	Reunion East, FL Community Devel. District[3]	7.375		05/01/2033	14
140,000	Ridgewood Trails, FL Community Devel. District[1]	5.650		05/01/2038	140,020
2,365,000	River Bend, FL Community Devel. District[5]	7.125		11/01/2015	303,193
7,580,000	River Glen, FL Community Devel. District Special Assessment[5]	5.450		05/01/2038	3,788,181
160,873	Santa Rosa Bay, FL Bridge Authority	6.250		07/01/2028	131,993
1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500		07/01/2040	2,020,487
4,000,000	Seminole County, FL IDA (Progressive Health)[1]	7.500		03/01/2035	3,770,880
3,240,000	South Bay, FL Community Devel. District[3]	0.000	[2]	05/01/2025	2,512,166
8,750,000	South Bay, FL Community Devel. District[3]	0.000	[2]	05/01/2036	6,715,188
7,035,000	South Bay, FL Community Devel. District[1]	5.125		05/01/2020	6,785,609
7,435,000	South Bay, FL Community Devel. District[1]	5.950		05/01/2036	6,906,297
5,110,000	South Bay, FL Community Devel. District[5]	5.950		05/01/2036	253,967
3,735,000	South Fork East, FL Community Devel. District[1]	6.500	[2]	05/01/2038	3,513,440
14,510,000	South Miami, FL Health Facilities Authority (BHSF/ BHM/HHI/SMH/MarH/DrsH/WKBP/BOS Obligated Group)[1]	5.000		08/15/2032	14,754,639
30,000,000	South Miami, FL Health Facilities Authority (BHSF/ BHM/HHI/SMH/MarH/DrsH/WKBP/BOS Obligated Group)[1]	5.000		08/15/2042	30,347,100
860,333	St. Johns County, FL IDA (Glenmoor)[3]	2.500		01/01/2049	9
2,325,000	St. Johns County, FL IDA (Glenmoor)[5]	5.375	[8]	01/01/2049	1,488,000
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	5.875		08/01/2040	4,030,320
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000		08/01/2045	4,045,195
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250		10/01/2041	845,250
16,765,000	Tern Bay, FL Community Devel. District[5]	5.000		05/01/2015	4,080,433
19,075,000	Tern Bay, FL Community Devel. District[5]	5.375		05/01/2037	4,645,716
2,415,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000		05/01/2036	2,355,301
4,950,000	Treeline, FL Preservation Community Devel. District[3]	6.800		05/01/2039	1,485,000
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[5]	5.550		05/01/2039	695,320
640,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	4.750		05/01/2026	599,251
1,080,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.250		05/01/2036	973,231
3,515,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.375		05/01/2046	3,102,585
1,815,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.375		05/01/2046	1,602,046
4,395,000	Waterford Estates, FL Community Devel. District Special Assessment[5]	5.125		05/01/2013	2,635,725
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[5]	5.500		05/01/2037	2,009,029

32      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$133,000	Waters Edge, FL Community Devel. District[1]	5.350%		05/01/2039	$122,369
5,045,000	Waters Edge, FL Community Devel. District[1]	6.600	[2]	05/01/2039	4,664,859
14,800,000	Waterstone, FL Community Devel. District[5]	5.500		05/01/2018	7,397,188
1,215,000	West Villages, FL Improvement District[5]	5.350		05/01/2015	728,490
18,800,000	West Villages, FL Improvement District	5.500		05/01/2038	18,798,308
18,150,000	West Villages, FL Improvement District[5]	5.800		05/01/2036	10,882,377
14,925,000	Westridge, FL Community Devel. District[5]	5.800		05/01/2037	8,954,851
11,045,000	Westside, FL Community Devel. District[3]	5.650		05/01/2037	6,624,349
16,135,000	Westside, FL Community Devel. District[3]	7.200		05/01/2038	9,677,128
7,420,000	Wyld Palms, FL Community Devel. District[5]	5.400		05/01/2015	1,851,809
4,340,000	Wyld Palms, FL Community Devel. District[5]	5.500		05/01/2038	1,083,134
3,830,000	Zephyr Ridge, FL Community Devel. District[5]	5.250		05/01/2013	1,914,081
2,665,000	Zephyr Ridge, FL Community Devel. District[5]	5.625		05/01/2037	1,331,860
					538,534,718
Georgia—1.5%
700,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	776,916
3,600,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	3,996,108
1,445,000	Cobb County, GA Devel. Authority (Provident Group- Creekside Properties)	6.000		07/01/2036	1,315,383
5,440,000	Cobb County, GA Devel. Authority (Provident Group- Creekside Properties)	6.000		07/01/2051	4,767,453
1,435,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[5]	5.750		11/01/2025	717,227
1,380,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[5]	6.000		11/01/2032	689,738
10,625,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[5]	6.250		11/01/2043	5,310,481
31,945,000	Fulton County, GA Devel. Authority (Piedmont Healthcare)[6]	5.000		06/15/2029	34,773,724
13,730,000	Fulton County, GA Devel. Authority (Piedmont Healthcare/Piedmont Hospital/Piedmont Hospital Foundation Obligated Group)[6]	5.250		06/15/2037	15,025,806
2,015,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125		03/15/2031	2,112,365
9,100,000	GA Road & Tollway Authority (I-75 S Express Lanes)	0.000	[2]	06/01/2049	5,543,993
2,250,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.246	[4]	06/01/2024	1,435,320
3,750,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.748	[4]	06/01/2034	1,195,800
2,000,000	Marietta, GA Devel. Authority (University Facilities)[1]	7.000		06/15/2039	2,055,460
					79,715,774
Hawaii—0.1%
405,000	HI Dept. of Transportation (Continental Airlines)[1]	5.625		11/15/2027	406,478
2,020,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)	6.300		07/01/2022	1,950,755

33      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Hawaii (Continued)
$275,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)	6.375%	07/01/2032	$257,037
				2,614,270
Idaho—0.0%
1,230,700	Nampa, ID Local Improvement District No. 148	6.625	09/01/2030	1,270,612

Illinois—6.6%
300,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)[1]	5.625	01/01/2018	297,270
3,000,000	Carol Stream, IL Park District[1]	5.000	01/01/2037	3,344,460
30,685,000	Caseyville, IL Tax (Forest Lakes)[3]	7.000	12/30/2022	1,414,578
1,100,000	Chicago, IL Board of Education	5.000	12/01/2042	869,968
5,700,000	Chicago, IL Board of Education[1]	6.000	04/01/2046	5,708,037
1,500,000	Chicago, IL Board of Education	6.500	12/01/2046	1,354,950
8,000,000	Chicago, IL Board of Education	7.000	12/01/2044	7,627,280
20,000,000	Chicago, IL GO1	5.250	01/01/2033	19,247,600
3,000,000	Chicago, IL Midway Airport, Series A1	5.000	01/01/2033	3,220,830
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[1]	6.125	02/20/2042	35,127
8,000,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2042	9,063,840
10,032,000	Cortland, IL Special Tax (Sheaffer System)[3]	5.500	03/01/2017	2,001,886
915,000	Country Club Hills, IL GO1	5.000	12/01/2026	918,925
965,000	Country Club Hills, IL GO1	5.000	12/01/2027	968,291
1,010,000	Country Club Hills, IL GO1	5.000	12/01/2028	1,013,767
1,060,000	Country Club Hills, IL GO1	5.000	12/01/2029	1,063,615
1,120,000	Country Club Hills, IL GO1	5.000	12/01/2030	1,123,338
1,175,000	Country Club Hills, IL GO1	5.000	12/01/2031	1,178,396
2,425,000	Country Club Hills, IL GO1	5.000	12/01/2032	2,430,820
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625	03/01/2036	973,160
1,585,000	Franklin Park, IL GO1	6.250	07/01/2030	1,828,456
2,223,507	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	1,843,331
6,165,000	Harvey, IL GO3	5.500	12/01/2027	3,868,538
1,800,000	Harvey, IL GO3	5.625	12/01/2032	1,129,500
10,140,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[1]	6.500	12/01/2037	10,274,456
5,180,000	IL Finance Authority (Advocate Health Care)[6]	5.375	04/01/2044	5,474,017
5,820,000	IL Finance Authority (Advocate Health Care)[6]	5.375	04/01/2044	6,150,343
19,410,000	IL Finance Authority (Advocate Health Care)[6]	5.375	04/01/2044	20,511,702
21,765,000	IL Finance Authority (Advocate Health Care)[6]	5.375	04/01/2044	23,000,371
10,575,000	IL Finance Authority (Advocate Health Care)[6]	5.500	04/01/2044	11,223,565
9,425,000	IL Finance Authority (Advocate Health Care)[6]	5.500	04/01/2044	10,003,035
365,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group)[1]	5.375	04/01/2044	386,666
320,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group)[1]	5.375	04/01/2044	348,666
3,195,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.375	09/01/2035	3,195,735

34      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$145,000	IL Finance Authority (Bridgeway/Bridgeway Foundation/Occupation Devel. Center Obligated Group)[1]	4.625%	07/01/2027	$121,436
5,000,000	IL Finance Authority (CDHS/CDHA)[6]	5.375	11/01/2039	5,475,950
12,500,000	IL Finance Authority (Central Dupage Health)[6]	5.500	11/01/2039	13,781,250
5,590,000	IL Finance Authority (DeKalb Supportive Living)[1]	6.100	12/01/2041	5,634,049
2,030,000	IL Finance Authority (Friendship Village Schaumburg)[1]	5.625	02/15/2037	1,982,295
1,000,000	IL Finance Authority (Lake Forest College)[1]	6.000	10/01/2048	1,059,000
850,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2026	850,833
1,500,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2039	1,500,795
105,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/ PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	7.750	08/15/2034	121,609
11,050,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/ PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	7.750	08/15/2034	12,834,133
575,000	IL Finance Authority (Rogers Park Montessori School)[1]	6.000	02/01/2034	595,907
1,310,000	IL Finance Authority (Rogers Park Montessori School)[1]	6.125	02/01/2045	1,351,671
11,870,000	IL Finance Authority (St. Anthony Lassing)	6.500	12/01/2032	12,394,298
1,500,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2040	1,675,590
5,775,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2046	6,434,332
4,185,000	IL Finance Authority (Villa St. Benedict)[1]	6.125	11/15/2035	4,408,144
4,400,000	IL Finance Authority (Villa St. Benedict)[1]	6.375	11/15/2043	4,679,224
1,640,000	IL Hsg. Devel. Authority (Stonebridge Gurnee)	5.450	01/01/2046	1,469,407
1,775,000	IL Hsg. Devel. Authority (Stonebridge Gurnee)	5.600	01/01/2056	1,576,715
15,580,000	IL Sales Tax[1]	4.000	06/15/2028	16,449,052
15,580,000	IL Sales Tax[1]	4.000	06/15/2029	16,315,220
12,455,000	IL Sales Tax[1]	4.000	06/15/2031	12,893,541
7,140,000	Lake County, IL Special Service Area No. 8[5]	7.125	03/01/2037	2,996,515
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[3]	7.125	01/01/2036	5,984,129
2,950,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[5]	5.750	03/01/2022	530,056
4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[5]	6.125	03/01/2040	718,720
1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[5]	5.750	03/01/2022	346,888
3,491,000	Plano, IL Special Service Area No. 5[5]	6.000	03/01/2036	2,082,905
5,615,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)	6.375	08/01/2040	4,188,509
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[1]	7.250	10/15/2024	162
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625	06/01/2037	2,517,275
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	1,318,545
11,610,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	5,804,420
4,200,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	3,716,370
8,515,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)	8.250	12/01/2019	8,537,565

35      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$12,690,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)[1]	6.500%	12/01/2032	$12,934,663
7,620,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)[1]	6.100	12/01/2041	7,680,046
1,900,000	Will-Kankakee, IL Regional Devel. Authority (Senior Estates Supportive Living)[1]	7.000	12/01/2042	1,957,133
				348,012,871
Indiana—1.4%
2,000,000	Allen County, IN Economic Devel. (StoryPoint/ SrL16/SrLW/SrLFW/SrLF Obligated Group)[7]	6.875	01/15/2052	1,988,040
955,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[3]	8.000	12/01/2045	477,404
1,140,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[5]	9.000	12/01/2045	569,886
4,300,000	Carmel, IN Redevel. District COP[1]	6.500	07/15/2035	5,078,515
1,225,000	Chesterton, IN Economic Devel. (Storypoint/Sr. Living 2016/Sr. Living Waterville/Sr. Living Chesterton Obligated Group)	6.375	01/15/2051	1,194,914
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[1]	6.375	08/01/2029	5,815,913
1,675,000	IN Finance Authority (BHI Senior Living)[1]	5.500	11/15/2031	1,806,873
2,850,000	IN Finance Authority (BHI Senior Living)[1]	5.750	11/15/2041	3,057,508
11,505,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	12,626,738
925,000	IN Finance Authority Educational Facilities (Irvington Community)	9.000	07/01/2039	900,617
3,950,000	IN Hsg. & Community Devel. Authority (Evergreen Village Bloomington)[1]	5.500	01/01/2037	3,665,758
6,225,000	IN Hsg. & Community Devel. Authority (Hammond Assisted Living Community)[1]	5.750	01/01/2036	5,875,529
4,965,000	Merrillville, IN Economic Devel. (Belvedere Hsg.)[1]	5.750	04/01/2036	4,639,544
14,565,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)[1]	5.150	01/01/2037	13,303,817
2,560,000	Muncie, IN Multifamily Hsg. (Silver Birch Project)[1]	5.250	01/01/2037	2,341,222
5,355,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500	07/01/2022	5,589,817
3,605,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250	01/01/2029	3,418,117
				72,350,212
Iowa—0.4%
630,000	IA Finance Authority (Amity Fellowserve)	6.000	10/01/2028	621,123
940,000	IA Finance Authority (Amity Fellowserve)	6.375	10/01/2026	940,818
2,190,000	IA Finance Authority (Amity Fellowserve)	6.500	10/01/2036	2,190,548
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[3]	5.900	12/01/2028	113,158
855,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375	06/01/2025	779,435
15,230,000	IA Tobacco Settlement Authority	5.500	06/01/2042	14,850,925

36      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Iowa (Continued)
$3,460,000	IA Tobacco Settlement Authority (TASC)[1]	6.500%		06/01/2023	$3,456,575

					22,952,582

Kansas—0.0%
565,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)[1]	7.950		10/15/2035	565,497
3,528,794	Olathe, KS Tax Increment (Gateway)[3]	5.000		03/01/2026	1,410,036

					1,975,533

Kentucky—0.6%
1,880,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)[7]	6.750		03/01/2029	1,882,726
14,000,000	KY EDFA (BHS/BHP/BHL/BHCor/BHLex/BHlthL Obligated Group)[6]	5.375		08/15/2024	14,736,540
1,250,000	KY EDFA (Masonic Home Independent Living II)[1]	7.250		05/15/2041	1,534,600
1,000,000	KY EDFA (Masonic Home Independent Living II)[1]	7.375		05/15/2046	1,232,820
1,350,000	KY EDFA (Owensboro Medical Health System)[1]	6.500		03/01/2045	1,474,079
6,785,000	KY Municipal Power Agency[1]	5.000		09/01/2034	7,496,814
5,000,000	KY Municipal Power Agency[1]	5.000		09/01/2036	5,494,900

					33,852,479

Louisiana—0.7%
12,270,000	East Baton Rouge Parish, LA Sewer[1]	5.000		02/01/2039	13,625,958
1,200,000	Juban Park, LA Community Devel. District Special Assessment[5]	5.150		10/01/2014	119,808
9,630,000	LA GO1	4.000		09/01/2031	10,155,413
11,415,000	LA HFA (La Chateau)[1]	7.250		09/01/2039	11,671,723
555,000	LA Public Facilities Authority (Progressive Healthcare)[3]	6.375		10/01/2020	11,106
5,350,000	LA Public Facilities Authority (Progressive Healthcare)[3]	6.375		10/01/2028	107,053

					35,691,061

Maine—0.4%
2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750		07/01/2041	2,169,680
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)	6.625		07/01/2020	4,818,528
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)	6.875		10/01/2026	12,312,098

					19,300,306

Maryland—0.1%
105,000	Baltimore, MD Convention Center Hotel[1]	5.250		09/01/2039	105,307
1,100,000	Baltimore, MD Special Obligation (Center/West Devel.)[1]	5.375		06/01/2036	1,101,914
1,360,000	Baltimore, MD Special Obligation (Center/West Devel.)[1]	5.500		06/01/2043	1,364,026
1,750,000	Baltimore, MD Special Obligation (Harbor Point)[1]	5.125		06/01/2043	1,692,197
6,861,636	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[3]	3.787	[4]	01/01/2037	749,153

					5,012,597

Massachusetts—1.8%
19,080,000	MA Devel. Finance Agency (Harvard University)[1]	5.000		07/15/2034	22,510,966

37      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Massachusetts (Continued)
$6,905,000	MA Devel. Finance Agency (Lasell College)[1]	6.000%		07/01/2041	$7,599,574
1,600,702	MA Devel. Finance Agency (Linden Ponds)	1.009	[4]	11/15/2056	8,004
4,635,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680		11/15/2021	4,614,096
195,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680		11/15/2021	191,180
321,825	MA Devel. Finance Agency (Linden Ponds)[1]	5.500		11/15/2046	293,987
685,000	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2018	697,268
2,057,748	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2039	2,087,338
6,062,305	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2046	6,127,232
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200		11/01/2041	956,740
8,220,000	MA Educational Financing Authority, Series H1	6.350		01/01/2030	8,597,873
9,820,000	MA H&EFA (Milford Regional Medical Center)[1]	5.000		07/15/2032	9,923,601
9,980,000	MA HFA, Series A6	5.300		06/01/2049	10,073,413
13,755,000	MA HFA, Series C6	5.350		12/01/2042	14,596,355
8,015,000	MA HFA, Series C6	5.400		12/01/2049	8,042,331
85,000	MA Port Authority (Delta Air Lines)[1]	5.000		01/01/2027	85,309
					96,405,267

Michigan—1.6%
3,465,000	Arts & Technology Academy Pontiac, MI Public School Academy	6.000		11/01/2046	3,108,244
2,740,000	Charyl Stockwell Academy, MI Public School Academy[1]	5.500		10/01/2035	2,619,714
4,140,000	Charyl Stockwell Academy, MI Public School Academy[1]	5.750		10/01/2045	3,949,850
10,100,000	Detroit, MI City School District[6]	6.000		05/01/2029	12,123,333
803,643	Detroit, MI GO1	5.000		04/01/2020	805,677
906,750	Detroit, MI GO1	5.000		04/01/2021	909,117
54,250	Detroit, MI GO	5.250		04/01/2017	54,402
350,300	Detroit, MI GO1	5.250		04/01/2020	351,284
155,000	Detroit, MI GO	5.250		04/01/2020	155,059
342,550	Detroit, MI GO	5.250		04/01/2021	343,468
206,150	Detroit, MI GO1	5.250		04/01/2022	206,616
15,500	Detroit, MI GO	5.250		04/01/2023	15,542
250,000	Detroit, MI GO1	5.250		11/01/2035	258,423
1,845,000	Detroit, MI Local Devel. Finance Authority	6.700		05/01/2021	1,845,461
1,175,000	Detroit, MI Local Devel. Finance Authority	6.850		05/01/2021	1,175,517
420,000	Macomb, MI Public Academy[1]	6.750		05/01/2037	420,239
4,800,000	MI Finance Authority (HFHS/HFMHCT/HFWH/WAFMH Obligated Group)[1]	5.000		11/15/2028	5,442,192
200,000	MI Finance Authority (HFHS/HFMHCT/HFWH/WAFMH Obligated Group)[1]	5.000		11/15/2041	216,056
1,400,000	MI Finance Authority (Old Redford Public School Academy)[1]	5.900		12/01/2030	1,401,106
685,000	MI Public Educational Facilities Authority (American Montessori)	6.500		12/01/2037	691,103
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	1,395,170
1,165,875	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	1,170,270
3,700,000	MI Strategic Fund Solid Waste (Genesee Power Station)[1]	7.500		01/01/2021	3,590,998

38      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$144,990,000	MI Tobacco Settlement Finance Authority	6.387%[4]		06/01/2052	$6,473,804
3,048,780,000	MI Tobacco Settlement Finance Authority	7.965	[4]	06/01/2058	13,109,754
1,625,000	Pontiac, MI City School District	4.500		05/01/2020	1,477,450
3,500,000	Summit Academy North, MI Public School Academy[1]	5.000		11/01/2031	3,414,145
2,800,000	Summit Academy North, MI Public School Academy[1]	5.000		11/01/2035	2,634,128
13,735,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000		12/01/2029	13,764,530
					83,122,652

Minnesota—0.6%
6,915,000	Brooklyn Center, MN Multifamily Hsg. (Sanctuary Brooklyn Center)[1]	5.500		11/01/2035	6,633,352
3,115,000	Brooklyn Center, MN Multifamily Hsg. (Sanctuary Brooklyn Center)[1]	6.500		11/01/2035	3,098,116
1,000,000	Dakota County, MN Community Devel. Agency (Walker Methodist)[1]	5.000		08/01/2046	959,810
1,250,000	Dakota County, MN Community Devel. Agency (Walker Methodist)[1]	5.000		08/01/2051	1,166,575
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850		12/01/2029	6,401,277
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.400		04/01/2028	719,488
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500		04/01/2042	5,142,527
1,535,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000		09/15/2037	1,535,691
1,613,056	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[1]	5.630		10/01/2033	1,615,347
2,417,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1,7]	6.250		03/01/2029	2,283,775
2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)[1]	5.500		09/01/2043	2,292,138
385,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[7]	6.000		02/01/2019	380,511
					32,228,607

Mississippi—0.2%
2,065,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750		12/01/2024	2,251,180
1,395,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.250		10/01/2027	1,445,499
1,755,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.375		10/01/2028	1,820,883
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[5]	7.500		10/01/2042	2,290,344
					7,807,906

Missouri—1.3%
4,900,000	Branson, MO Commerce Park Community Improvement District[3]	5.750		06/01/2026	1,004,549
2,480,000	Branson, MO IDA (Branson Hills Redevel.)	5.750		05/01/2026	2,484,489
13,000,000	Branson, MO IDA (Branson Hills Redevel.)	7.050		05/01/2027	13,011,830

39      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Missouri (Continued)
$880,000	Branson, MO IDA (Branson Landing)	5.250%	06/01/2021	$856,434
2,470,000	Branson, MO IDA (Branson Landing)	5.500	06/01/2029	2,324,665
19,160,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950	11/01/2029	19,176,478
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	6.125	12/01/2036	447,102
1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	985,098
3,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	2,095,104
1,150,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)	5.000	11/01/2023	1,088,026
1,000,000	Kansas City, MO IDA (Sales Tax)[1]	5.000	04/01/2036	922,440
740,000	Kansas City, MO IDA (Sales Tax)[1]	5.000	04/01/2046	647,211
1,176,000	Kansas City, MO IDA (West Paseo)[1]	6.750	07/01/2036	1,175,929
1,200,000	Lees Summit, MO IDA (Kensington Farms)[5]	5.500	03/01/2021	775,668
750,000	Lees Summit, MO IDA (Kensington Farms)[5]	5.750	03/01/2029	463,087
2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)[1]	6.000	05/01/2042	2,819,628
2,310,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875	10/01/2029	2,327,025
3,020,000	MO Dardenne Town Square Transportation Devel. District[3]	5.000	05/01/2026	1,086,264
3,825,000	MO Dardenne Town Square Transportation Devel. District[3]	5.000	05/01/2036	1,375,814
220,000	MO Grindstone Plaza Transportation Devel. District	5.250	10/01/2021	212,324
400,000	MO Grindstone Plaza Transportation Devel. District	5.400	10/01/2026	367,800
115,000	MO Grindstone Plaza Transportation Devel. District	5.550	10/01/2036	98,031
700,000	Northwoods, MO Transportation Devel. District	5.850	02/01/2031	630,567
2,750,000	Saint Charles County, MO IDA (Suemandy/Mid-Rivers Community Improvement District)[1]	5.000	10/01/2046	2,485,230
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)[5]	8.000	04/27/2033	1,600,344
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000	08/21/2026	1,579,925
2,034,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	1,335,728
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[3]	6.000	08/21/2026	663,552
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[3]	6.300	04/01/2027	1,509,632
1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)[5]	5.500	01/20/2028	981,576
2,367,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500	01/20/2028	1,786,138
1,108,000	St. Louis, MO Tax Increment Financing, Series A	5.500	09/02/2028	664,855
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[5]	5.700	04/01/2022	568,004

40      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Missouri (Continued)
$975,000	Stone Canyon, MO Improvement District (Infrastructure)[5]	5.750%		04/01/2027	$296,917

					69,847,464

Montana—0.0%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[3]	6.250	[2]	09/01/2031	1,185,041
Nebraska—0.5%
455,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)[1]	6.625		12/01/2021	432,523
20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[6]	5.750		11/01/2048	21,626,386
3,700,000	Omaha, NE Public Facilities Corp. (Omaha Baseball Stadium)[1]	4.000		06/01/2031	3,930,917
					25,989,826

Nevada—0.2%
5,375,000	Clark County, NV GO1	4.000		11/01/2031	5,765,118
975,000	Clark County, NV Improvement District[1]	5.000		02/01/2026	927,927
750,000	Clark County, NV Improvement District[1]	5.050		02/01/2031	700,943
3,110,000	Henderson, NV Health Care Facility (DHlth/ BMH/CmntyHOSB/MSrH/SFMH/SNVMMH/CMF/SHSvcs Obligated Group)[1]	5.250		07/01/2031	3,167,970
110,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.400		08/01/2020	106,184
375,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,7]	5.500		08/01/2025	342,776
					11,010,918

New Hampshire—0.0%
1,395,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875		10/01/2039	1,451,651
New Jersey—5.3%
3,583,000	Newark, NJ GO1	5.000		07/15/2029	3,750,828
5,000,000	NJ EDA[1]	5.000		06/15/2041	4,985,750
110,000	NJ EDA (Continental Airlines)[1]	4.875		09/15/2019	114,511
3,750,000	NJ EDA (Continental Airlines)[1]	5.625		11/15/2030	4,081,012
565,000	NJ EDA (Leap Academy Charter School)[1]	6.000		10/01/2034	560,090
750,000	NJ EDA (Leap Academy Charter School)[1]	6.200		10/01/2044	735,345
500,000	NJ EDA (Leap Academy Charter School)[1]	6.300		10/01/2049	492,885
1,000,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.100		07/01/2044	1,001,930
5,000,000	NJ Educational Facilities Authority (College of St. Elizabeth)[1]	5.000		07/01/2046	4,808,100
480,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2033	485,813
104,230,000	NJ Tobacco Settlement Financing Corp.	4.750		06/01/2034	92,555,198
61,680,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2029	60,348,945

41      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$70,555,000	NJ Tobacco Settlement Financing Corp.	5.000%		06/01/2041	$63,501,617
9,500,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2029	9,749,375
10,200,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2030	10,449,696
20,400,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2031	20,885,724
210,000	Weehawken Township, NJ GO1	6.000		08/01/2021	235,733
210,000	Weehawken Township, NJ GO1	6.000		08/01/2022	234,499

					278,977,051

New Mexico—0.2%
615,000	Boulders, NM Pubic Improvement District[1]	5.750		10/01/2044	599,004
395,000	Mariposa East, NM Public Improvement District	5.900	[2]	09/01/2032	346,131
560,000	Mariposa East, NM Public Improvement District	5.900		09/01/2032	463,495
80,000	Mariposa East, NM Public Improvement District[1]	5.900		09/01/2032	77,047
480,000	Mariposa East, NM Public Improvement District	12.495	[4]	09/01/2032	67,123
875,000	Montecito Estates, NM Public Improvement District[1]	7.000		10/01/2037	910,648
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,849,386
4,325,000	Saltillo, NM Improvement District[1]	7.625		10/01/2037	4,400,947

					8,713,781

New York—6.2%
15,015,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[8]	11/01/2046	15,913,197
14,980,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[8]	11/01/2046	15,859,476
10,000,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[8]	11/01/2046	10,587,100
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	5.630	[4]	06/01/2055	125,670
17,000,000	Glen Cove, NY Local Assistance Corp. (Gravies Point Public Improvement)	0.000	[2]	01/01/2055	11,355,150
1,750,000	Glen Cove, NY Local Assistance Corp. (Gravies Point Public Improvement)	5.000		01/01/2056	1,623,247
1,500,000	Islip, NY IDA (Engel Burman at Sayville)[1]	7.750	[8]	11/01/2045	1,745,340
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2030	1,125,410
2,937,408	Nassau County, NY IDA (Amsterdam at Harborside)[5]	2.000		01/01/2049	491,135
2,495,127	Nassau County, NY IDA (Amsterdam at Harborside)[1]	5.500		07/01/2020	2,475,515
187,500	Nassau County, NY IDA (Amsterdam at Harborside)[1]	5.875		01/01/2023	186,797
922,500	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.500		01/01/2032	918,081
1,780,000	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2049	1,756,789
2,100,000	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2049	2,072,616
234,000,000	NY Counties Tobacco Trust V	6.732	[4]	06/01/2060	751,140
51,600,000	NY Counties Tobacco Trust V	7.146	[4]	06/01/2060	170,280
8,200,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2051	8,785,972
33,190,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2056	35,610,547
485,000	NY MTA, Series D1	5.250		11/15/2027	564,254
560,000	NY MTA, Series D1	5.250		11/15/2028	649,622
900,000	NY MTA, Series D1	5.250		11/15/2029	1,041,012
900,000	NY MTA, Series D1	5.250		11/15/2030	1,038,591
900,000	NY MTA, Series D1	5.250		11/15/2031	1,035,432
900,000	NY MTA, Series D1	5.250		11/15/2032	1,031,832
900,000	NY MTA, Series D1	5.250		11/15/2033	1,028,250

42      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$7,100,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.650%	10/01/2028	$5,838,401
6,045,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.750	10/01/2036	4,813,392
8,670,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200	10/01/2022	8,196,271
2,985,000	NYC Municipal Water Finance Authority[6]	5.750	06/15/2040	3,155,442
9,970,000	NYC Municipal Water Finance Authority[6]	5.750	06/15/2040	10,539,282
4,990,000	NYC Transitional Finance Authority (Future Tax)[1]	4.000	05/01/2031	5,352,723
19,100,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	20,693,131
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2032	11,711,700
14,870,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2036	16,968,603
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2037	11,434,200
21,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750	11/15/2051	24,785,865
37,380,000	NYS Liberty Devel. Corp. (Bank of America Tower)[6]	5.125	01/15/2044	40,337,736
3,000,000	NYS Thruway Authority[1]	5.000	01/01/2036	3,356,670
2,500,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2034	2,710,725
5,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2041	5,291,650
7,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.250	01/01/2050	7,407,260
16,000,000	NYS Transportation Devel. Corp. (American Airlines/JFK International Airport)[1]	5.000	08/01/2026	16,705,280
200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	202,976
1,650,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	1,691,052
8,385,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000	06/01/2048	8,477,738
1,640,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C7	6.200	03/01/2020	1,629,488
				329,242,040

North Carolina—0.1%
1,500,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	1,503,300
1,650,000	NC Medical Care Commission (Whitestone)[1]	7.750	03/01/2031	1,819,785
				3,323,085

North Dakota—0.1%
2,605,000	Burleigh County, ND Educational Facilities (University of Maryland)	5.100	04/15/2036	2,450,966
3,480,000	Burleigh County, ND Educational Facilities (University of Maryland)	5.200	04/15/2046	3,219,348
				5,670,314

Ohio—9.7%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[6]	5.000	06/01/2038	10,651,458
12,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125	06/01/2024	11,032,888
18,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375	06/01/2024	16,857,457
24,655,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750	06/01/2034	22,486,100

43      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Ohio (Continued)
$41,465,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875%		06/01/2030	$37,901,913
144,205,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	132,654,180
12,937,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.000		06/01/2042	11,961,162
57,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250	[2]	06/01/2037	54,377,979
76,170,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500		06/01/2047	75,040,399
2,295,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.529	[4]	06/01/2052	21,943,068
5,645,000	Butler County, OH Port Authority (Maple Knoll Communities)[1]	7.000		07/01/2043	5,668,201
4,495,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	6.000		11/01/2038	4,517,025
2,075,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)[1]	5.250		09/01/2040	2,009,471
645,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)[1]	5.375		09/01/2045	624,844
1,305,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)[1]	5.500		09/01/2050	1,258,516
240,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000		05/15/2035	242,945
31,800,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/ HMCG/HMCJ Obligated Group)	8.000		07/01/2042	36,657,132
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)[1]	6.250		12/01/2034	1,638,196
20,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750		08/15/2038	21,043
105,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750		08/15/2038	112,602
465,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000		11/15/2025	450,018
10,000,000	Montgomery County, OH (Miami Valley Hospital)[6]	5.750		11/15/2023	11,230,600
2,000,000	OH Air Quality Devel. Authority (FirstEnergy Generation)	3.100	[8]	03/01/2023	841,380
13,500,000	OH Air Quality Devel. Authority (FirstEnergy Generation)	3.750	[8]	12/01/2023	5,861,700
10,795,000	OH Air Quality Devel. Authority (FirstEnergy Generation)	4.250	[8]	08/01/2029	9,948,888
18,700,000	OH Higher Educational Facility Commission (Hiram College)[1]	6.000		10/01/2041	18,251,761
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[5,9]	7.250		08/01/2034	163
2,235,822	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[5,9]	10.820		08/01/2034	22
1,500,000	OH Water Devel. Authority (FirstEnergy Generation)	3.000		05/15/2019	630,150
1,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300		02/15/2024	1,454,430

44      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Ohio (Continued)
$2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400%		02/15/2034	$2,374,050
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)[1]	5.750		12/01/2032	4,473,346
1,225,000	Toledo-Lucas County, OH Port Authority (Storypoint/Sr. Living 2016/Sr. Living Waterville/Sr. Living Chesterton Obligated Group)	6.125		01/15/2034	1,152,443
1,700,000	Toledo-Lucas County, OH Port Authority (Storypoint/Sr. Living 2016/Sr. Living Waterville/Sr. Living Chesterton Obligated Group)	6.375		01/15/2051	1,567,944
382,899	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[5]	5.400		11/01/2036	4
1,061,189	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400		11/01/2036	1,053,198
3,415,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500		12/01/2034	3,499,009
					510,445,685

Oklahoma—0.2%
5,000,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625		10/01/2037	4,000,000
4,710,000	Grady County, OK Criminal Justice Authority[1]	7.000		11/01/2041	4,362,166
100,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[1]	6.500		09/01/2026	100,294
					8,462,460

Oregon—0.1%
725,000	OR Facilities Authority (Concordia University)[1]	6.125		09/01/2030	757,763
2,625,000	OR Facilities Authority (Personalized Learning-Redmond Proficiency Academy)1	5.250		06/15/2051	2,387,464
1,640,000	OR Facilities Authority (Personalized Learning-Redmond Proficiency Academy)1	5.750		06/15/2046	1,601,460
					4,746,687

Pennsylvania—2.3%
1,000,000	Allegheny County, PA Sanitary Authority[1]	4.000		12/01/2031	1,047,200
22,300,000	Beaver County, PA IDA (FirstEnergy Generation)	4.500	[8]	06/01/2028	20,551,011
5,180,000	Chester County, PA IDA (Hickman Friends Senior Community of West Chester)	5.500		01/01/2052	4,892,873
2,750,000	Crawford County, PA Hospital Authority (MMedC/ COHS/MMedCF/MPS/HCCO/TAHC/TAH/TAHCF/TAHS/ CVHC/HCrawC/FCIM Obligated Group)	6.000		06/01/2046	2,748,597
3,215,000	Crawford County, PA Hospital Authority (MMedC/ COHS/MMedCF/MPS/HCCO/TAHC/TAH/TAHCF/TAHS/ CVHC/HCrawC/FCIM Obligated Group)	6.000		06/01/2051	3,206,802
515,000	Luzerne County, PA IDA[1]	7.500		12/15/2019	528,199
500,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	521,595
803,864	Northampton County, PA IDA (Northampton Generating)[3]	5.000		12/31/2023	321,128

45      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$8,238,655	Northampton County, PA IDA (Northampton Generating)[3]	5.000%		12/31/2023	$3,291,178
24,937,498	PA EDFA (Bionol Clearfield)[5]	8.500		07/01/2015	1,038,896
15,000,000	PA EDFA (FirstEnergy Generation)	4.500	[8]	06/01/2028	13,823,400
11,500,000	PA Geisinger Authority Health System, Series A6	5.250		06/01/2039	12,238,990
2,150,000	PA GO1	4.000		09/15/2031	2,229,980
2,980,000	PA GO1	4.000		09/15/2032	3,088,412
4,000,000	PA HEFA (Shippensburg University)[1]	6.250		10/01/2043	4,399,840
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2030	3,171,630
20,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2032	21,773,000
1,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125		03/15/2043	1,568,790
1,030,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500		06/15/2022	1,082,623
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500		06/15/2032	2,033,300
2,390,000	Philadelphia, PA Gas Works[1]	5.000		10/01/2033	2,640,448
3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625		07/01/2036	3,590,061
5,250,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625		07/01/2042	5,607,840
5,680,000	York, PA GO1	7.250		11/15/2041	6,180,919
					121,576,712

Rhode Island—0.4%
44,240,000	Central Falls, RI Detention Facility[3]	7.250		07/15/2035	10,960,902
7,500,000	RI Health & Educational Building Corp. (Public Schools Financing Program)[1]	6.000		05/15/2029	7,996,800
28,225,000	RI Tobacco Settlement Financing Corp. (TASC)	6.121	[4]	06/01/2052	1,357,623
					20,315,325

South Carolina—0.6%
6,530,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750		11/01/2039	6,622,726
13,531,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200		11/01/2036	13,503,938
7,507,415	SC Connector 2000 Assoc. Toll Road, Series B	2.882	[4]	01/01/2020	5,800,535
200,000	SC Connector 2000 Assoc. Toll Road, Series B	6.295	[4]	01/01/2026	99,928
8,400,272	SC Connector 2000 Assoc. Toll Road, Series B	6.618	[4]	01/01/2024	4,708,467
					30,735,594

South Dakota—0.0%
1,425,000	Turner County, SD Tax Increment[1]	5.000		12/15/2026	1,351,142

Tennessee—0.3%
1,000,000	Bristol, TN Industrial Devel. Board	5.022	[4]	12/01/2022	731,350
9,000,000	Shelby County, TN HE&HFB (Trezevant Manor)	5.500		09/01/2047	9,048,870

46      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Tennessee (Continued)
$6,425,000	Shelby County, TN HE&HFB (Trezevant Manor)	8.000%	09/01/2044	$6,801,698
				16,581,918

Texas—10.0%
1,000,000	Abilene, TX GO1	4.000	02/15/2033	1,042,600
2,040,000	Anson, TX Education Facilities Corp. (Arlington Classics Academy)[1]	5.000	08/15/2045	1,979,616
1,325,000	Arlington, TX Higher Education Finance Corp. (Leadership Prep School)[1]	5.000	06/15/2046	1,255,172
700,000	Aubrey, TX Special Assessment (Jackson Ridge Public Improvement District No. 1)[1]	7.250	09/01/2045	674,590
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)[1]	7.750	12/01/2028	216,087
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5,9]	5.000	03/01/2041	—
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5,9]	5.400	05/01/2029	—
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5,9]	6.300	07/01/2032	—
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5,9]	6.750	10/01/2038	—
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5,9]	7.700	03/01/2032	—
26,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5,9]	7.700	04/01/2033	—
1,925,000	Brushy Creek, TX Regional Utility Authority[1]	4.000	08/01/2030	2,076,498
2,000,000	Brushy Creek, TX Regional Utility Authority[1]	4.000	08/01/2031	2,135,260
2,000,000	Brushy Creek, TX Regional Utility Authority[1]	4.000	08/01/2032	2,125,120
1,755,000	Brushy Creek, TX Regional Utility Authority[1]	4.000	08/01/2033	1,841,328
15,350,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)	7.000	11/01/2039	15,313,007
700,000	Celina, TX Special Assessment	5.375	09/01/2028	668,871
400,000	Celina, TX Special Assessment	5.500	09/01/2032	378,520
1,100,000	Celina, TX Special Assessment	5.875	09/01/2040	1,028,731
1,895,000	Celina, TX Special Assessment[1]	6.250	09/01/2045	1,882,891
4,020,000	Celina, TX Special Assessment	7.500	09/01/2045	3,995,719
1,000,000	Celina, TX Special Assessment (Sutton Fields II)	7.250	09/01/2045	974,770
750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)[1]	5.750	08/15/2041	805,395
1,250,000	Crane, TX Independent School District[1]	5.000	02/15/2030	1,253,500
9,405,000	El Paso, TX GO1	4.000	08/15/2029	10,117,617
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.125	09/01/2028	1,548,090
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.500	09/01/2036	1,536,945
2,000,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.750	09/01/2043	2,039,160
2,400,000	Galveston, TX Special Assessment	5.625	09/01/2028	2,303,256
3,700,000	Galveston, TX Special Assessment	6.000	09/01/2038	3,490,358

47      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$3,500,000	Galveston, TX Special Assessment	6.125%	09/01/2044	$3,283,140
10,000,000	Grand Parkway, TX Transportation Corp.[6]	5.000	04/01/2053	11,034,600
11,238,709	Gulf Coast, TX IDA (Microgy Holdings)[5]	7.000	12/01/2036	112
20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)	8.000	04/01/2028	20,031
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)[1]	7.000	08/15/2028	3,403,665
2,000,000	Houston, TX Airport System[1]	5.000	07/01/2024	2,199,020
1,210,000	Houston, TX Airport System[1]	5.000	07/01/2025	1,323,014
555,000	Houston, TX Airport System[1]	5.000	07/01/2026	602,502
435,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	523,405
380,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	434,838
500,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2036	527,115
750,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2041	788,663
475,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)[1]	5.375	09/01/2028	458,931
600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)[1]	5.750	09/01/2038	571,152
600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)[1]	5.875	09/01/2044	568,296
450,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.375	09/15/2035	427,383
400,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.500	09/15/2040	377,532
8,750,000	Mission, TX EDC (Carbonlite Recycling)	6.500	12/01/2033	8,202,075
13,000,000	Mission, TX EDC (Natgasoline)[1]	5.750	10/01/2031	13,452,920
18,550,000	Mission, TX EDC (Natgasoline)[1]	5.750	10/01/2031	19,196,282
700,000	New Hope, TX Cultural Educational Facilities Finance Corp. (East Grand Preparatory Academy)[1]	5.500	08/15/2046	695,051
1,200,000	New Hope, TX Cultural Educational Facilities Finance Corp. (East Grand Preparatory Academy)[1]	5.500	08/15/2051	1,182,408
350,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2031	386,771
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2046	1,870,540
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2051	1,863,155
400,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)	5.375	11/15/2036	372,760
650,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)	5.500	11/15/2046	597,090

48      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)	5.500%		11/15/2052	$900,350
1,250,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. Corpus Christi II)[1]	5.000		04/01/2048	1,293,838
2,315,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. San Antonio)[1]	5.000		04/01/2048	2,404,984
1,300,000	New Hope, TX Educational Facilities Finance Corp. Retirement Facility (Wesleyan Homes)	5.500		01/01/2049	1,316,146
785,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	5.875		04/01/2036	877,936
1,950,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	6.000		04/01/2045	2,189,616
1,475,000	Newark, TX Higher Education Finance Corp. (A+ Charter Schools)[1]	5.750		08/15/2045	1,495,812
1,600,000	North Central TX HFC (Village Kaufman Apartments)[1]	6.150	[8]	01/01/2043	1,660,912
38,000,000	North Central TX HFDC (Children’s Medical Center)[6]	5.750		08/15/2039	41,382,000
5,195,000	North TX Tollway Authority[6]	5.750		01/01/2048	5,395,683
1,940,000	North TX Tollway Authority[6]	5.750		01/01/2048	2,014,942
14,060,000	North TX Tollway Authority[6]	5.750		01/01/2048	14,603,138
725,000	North TX Tollway Authority[6]	5.750		01/01/2048	753,007
655,000	Pottsboro, TX Higher Education Finance Corp. (Imagine International Academy of North Texas)[1]	5.000		08/15/2036	635,907
1,000,000	Pottsboro, TX Higher Education Finance Corp. (Imagine International Academy of North Texas)[1]	5.000		08/15/2046	940,280
2,000,000	Red River, TX Educational Finance Corp. (Houston Baptist University)[1]	5.500		10/01/2046	2,155,420
3,000,000	Red River, TX Health Facilities Devel. Corp. (Happy Harbor Methodist Home)	8.000		11/15/2049	3,424,890
750,000	Rowlett, TX Special Assessment (Bayside Public Improvement District)	6.000		09/15/2046	702,593
2,050,000	Sabine Neches, TX HFC (Fox Run Apartments)[1]	6.150		01/01/2043	2,119,085
1,288,929	Sabine Neches, TX HFC (Single Family Mtg.)[1]	5.430		12/01/2039	1,308,237
4,100,000	Sabine River Authority, TX Pollution Control (TXU Electric Company)[5,9]	6.150		08/01/2022	—
1,800,000	Sabine River Authority, TX Pollution Control (TXU Electric Company)[5,9]	6.450		06/01/2021	—
10,000,000	San Jacinto, TX Community College District[6]	5.125		02/15/2038	10,431,600
26,820,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)[5]	7.500		07/01/2038	12,040,034
7,935,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[6]	5.750		11/15/2024	8,589,316
32,600,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[6]	6.250		11/15/2029	35,576,054
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[1]	5.750		11/15/2037	3,838,804
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Children’s Medical Center)[6]	5.000		12/01/2033	14,482,395

49      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$27,525,000	Travis County, TX HFDC (Longhorn Village)[1]	7.125%	01/01/2046	$29,993,717
2,495,000	Trinity River Authority, TX Pollution Control (TXU Electric Company)[5,9]	6.250	05/01/2028	—
19,800,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750	10/01/2037	20,679,912
34,600,000	TX Angelina & Neches River Authority (Aspen Power)[5]	6.500	11/01/2029	1,512,020
117,760,000	TX Municipal Gas Acquisition & Supply Corp.[6]	6.250	12/15/2026	139,188,565
900,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	914,148
635,000	TX Student Hsg. Corp. (University of North Texas)	6.750	07/01/2021	634,905
200,000	TX Student Hsg. Corp. (University of North Texas)	6.850	07/01/2031	195,060
8,500,000	TX Water Devel. Board[1]	4.000	10/15/2030	9,188,500
2,076,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	2,119,243
6,375,000	Waxahachie, TX Special Assessment	6.000	08/15/2045	5,971,208
2,920,000	Wise County, TX (Parket County Junior College District)[1]	7.500	08/15/2025	3,345,502
4,615,000	Wise County, TX (Parket County Junior College District)[1]	7.750	08/15/2028	5,304,896
				526,626,207

Utah—0.5%
1,950,000	Hideout, UT Local District No. 1 Special Assessment	7.750	08/01/2024	1,922,310
4,915,000	Hideout, UT Local District No. 1 Special Assessment	8.250	08/01/2034	4,798,023
715,000	UT Charter School Finance Authority (Endeavor Hall)[1]	5.500	07/15/2022	736,336
1,750,000	UT Charter School Finance Authority (Endeavor Hall)[1]	6.000	07/15/2032	1,783,285
3,870,000	UT Charter School Finance Authority (Endeavor Hall)[1]	6.250	07/15/2042	3,955,759
6,550,000	UT Charter School Finance Authority (Hawthorn Academy)[1]	8.250	07/15/2046	7,352,572
750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.300	07/15/2032	807,960
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.550	07/15/2042	1,772,282
825,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625	07/15/2037	825,099
415,000	Utah County, UT Charter School (Ronald Wilson Reagan Academy)[1]	5.000	02/15/2036	412,473
855,000	Utah County, UT Charter School (Ronald Wilson Reagan Academy)[1]	5.000	02/15/2046	832,077
				25,198,176

Virginia—1.0%
1,690,000	Celebrate, VA North CDA Special Assessment[3]	6.750	03/01/2034	1,090,861
4,562,000	Celebrate, VA South CDA Special Assessment[5]	6.250	03/01/2037	2,280,726
8,000,000	Chesapeake Bay, VA Bridge & Tunnel District[1]	5.000	07/01/2046	8,635,360
14,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.125	03/01/2036	3,572,998
9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.450	03/01/2036	2,298,712

50      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Virginia (Continued)
$3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.800%		03/01/2036	$801,051
632,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050		03/01/2044	580,271
1,297,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2044	1,131,023
1,995,000	Lewistown, VA Commerce Center Community Devel. Authority[5]	6.050		03/01/2054	293,664
2,900,000	New Port, VA CDA[5]	5.600		09/01/2036	1,448,579
1,945,000	Norfolk, VA EDA, Series A	6.000		11/01/2036	1,737,916
18,446,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450		09/01/2037	18,558,890
253,700,000	VA Tobacco Settlement Financing Corp.	7.438	[4]	06/01/2047	8,955,610
2,404,674	West Point, VA IDA Solid Waste (Chesapeake Corp.)[5]	6.375		03/01/2019	24
					51,385,685

Washington—1.4%
750,000	Greater Wenatchee, WA Regional Events Center[1]	5.000		09/01/2027	773,910
200,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600		03/01/2028	199,988
75,000	King County, WA Hsg. Authority (Southwood Square Apartments)[1]	6.100		10/01/2021	75,737
725,000	King County, WA Hsg. Authority (Southwood Square Apartments)[1]	6.200		10/01/2031	725,435
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[1]	6.100		10/01/2031	50,024
1,790,000	Seattle, WA Hsg. Authority (Newholly Phase II)[1]	7.000		01/01/2032	1,807,059
3,744,358	Tacoma, WA Consolidated Local Improvements District No. 65	5.750		04/01/2043	3,709,198
1,500,000	Tes Properties, WA6	5.500		12/01/2029	1,648,860
12,000,000	Tes Properties, WA6	5.625		12/01/2038	13,225,320
18,075,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[6]	6.375		10/01/2036	19,256,528
17,410,000	WA Health Care Facilities Authority (Peacehealth)[6]	5.000		11/01/2028	18,575,774
1,000,000	WA Hsg. Finance Commission (Heron’s Key)	7.000		07/01/2045	999,180
1,700,000	WA Hsg. Finance Commission (Heron’s Key)	7.000		07/01/2050	1,687,267
10,860,000	WA Kalispel Tribe Indians Priority District[1]	6.750		01/01/2038	10,426,469
					73,160,749

West Virginia—0.4%
3,000,000	Brooke County, WV (Bethany College)	6.500		10/01/2031	3,137,700
4,500,000	Brooke County, WV (Bethany College)	6.750		10/01/2037	4,724,505
27,145,000	Harrison County, WV Tax Increment (Charles Pointe)[3]	7.000		06/01/2035	13,560,556
					21,422,761

Wisconsin—2.3%
3,000,000	WI H&EFA (AE Nursing Centers)	7.250		06/01/2038	3,099,990
750,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2035	863,760
2,015,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2039	2,320,635

51      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$6,335,000	WI H&EFA (Wellington Homes)	6.750%		09/01/2037	$6,363,064
2,000,000	WI Public Finance Authority (Bancroft Neurohealth/ Bancroft Rehabilitation Services Obligated Group)[1]	5.125		06/01/2048	1,828,120
5,200,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.000		12/01/2045	5,247,736
3,800,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.150		12/01/2050	3,852,516
6,790,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.350		12/01/2052	6,952,688
1,665,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.210	[4]	10/01/2042	714,169
6,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	6,436,871
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.095	[4]	10/01/2042	38,600
52,000,000	WI Public Finance Authority (Natogasoline)	10.000		06/30/2021	51,674,480
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.000		07/01/2031	701,705
2,500,000	WI Public Finance Authority Charter School (Envision Science Academy)	5.250		05/01/2046	2,265,500
1,280,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	5.750		07/15/2032	1,360,422
845,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	6.000		07/15/2042	898,708
1,910,000	WI Public Finance Authority Educational Facility (Ask Academy)[1]	6.000		02/01/2045	1,782,947
5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)[1]	6.000		09/01/2045	5,756,678
6,815,000	WI Public Finance Authority Higher Education Facilities (Wittenberg University)	5.250		12/01/2039	6,222,842
10,960,000	WI Public Financing Authority Multifamily Hsg. (Trinity- Eagle’s Point)[1]	5.250		01/01/2052	11,120,345
					119,501,776

U.S. Possessions—14.6%
27,050,000	Northern Mariana Islands Commonwealth, Series B	5.000		10/01/2033	23,250,827
10,000	Puerto Rico Aqueduct & Sewer Authority[14]	5.000		07/01/2025	10,265
11,980,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	9,152,121
11,450,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2042	8,705,549
250,000	Puerto Rico Aqueduct & Sewer Authority	5.500		07/01/2028	194,645
25,035,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	19,374,086
3,325,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	2,606,368
7,645,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	5,975,026
30,945,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	24,066,545
5,350,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	5,349,518
7,260,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	7,259,274

52      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$3,065,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625%		05/15/2043	$3,064,847
152,450,000	Puerto Rico Children’s Trust Fund (TASC)	9.352	[4]	05/15/2055	4,878,400
2,145,000	Puerto Rico Commonwealth GO10,14	2.636		07/01/2019	2,165,699
285,000	Puerto Rico Commonwealth GO10,14	2.656		07/01/2020	289,235
1,500,000	Puerto Rico Commonwealth GO5	5.000		07/01/2024	978,600
5,000,000	Puerto Rico Commonwealth GO5	5.000		07/01/2033	3,218,250
2,550,000	Puerto Rico Commonwealth GO5	5.000		07/01/2033	1,663,875
1,660,000	Puerto Rico Commonwealth GO5	5.000		07/01/2034	1,070,534
6,765,000	Puerto Rico Commonwealth GO5	5.000		07/01/2041	4,338,056
700,000	Puerto Rico Commonwealth GO5	5.125		07/01/2031	447,930
2,000,000	Puerto Rico Commonwealth GO5	5.125		07/01/2037	1,280,000
5,000	Puerto Rico Commonwealth GO14	5.250		07/01/2024	5,169
1,920,000	Puerto Rico Commonwealth GO5	5.250		07/01/2026	1,243,008
2,165,000	Puerto Rico Commonwealth GO5	5.250		07/01/2037	1,398,915
40,000	Puerto Rico Commonwealth GO5	5.500		07/01/2018	26,471
14,695,000	Puerto Rico Commonwealth GO5	5.500		07/01/2026	9,550,280
3,255,000	Puerto Rico Commonwealth GO5	5.500		07/01/2026	2,109,305
340,000	Puerto Rico Commonwealth GO5	5.500		07/01/2027	219,691
62,180,000	Puerto Rico Commonwealth GO5	5.500		07/01/2039	41,271,975
11,540,000	Puerto Rico Commonwealth GO5	5.750		07/01/2036	7,443,300
1,345,000	Puerto Rico Commonwealth GO14	5.750		07/01/2037	1,347,542
3,000,000	Puerto Rico Commonwealth GO5	5.750		07/01/2038	1,915,950
65,250,000	Puerto Rico Commonwealth GO5	5.750		07/01/2041	42,657,187
2,625,000	Puerto Rico Commonwealth GO5	6.000		07/01/2035	1,712,550
1,480,000	Puerto Rico Commonwealth GO5	6.000		07/01/2038	980,500
9,265,000	Puerto Rico Commonwealth GO5	6.000		07/01/2039	6,138,062
2,250,000	Puerto Rico Commonwealth GO5	6.000		07/01/2039	1,476,337
14,550,000	Puerto Rico Commonwealth GO5	6.500		07/01/2037	9,639,375
13,000,000	Puerto Rico Commonwealth GO5	6.500		07/01/2040	8,546,200
1,545,000	Puerto Rico Commonwealth GO5	8.000		07/01/2035	1,098,881
1,501,705	Puerto Rico Electric Power Authority	10.000		07/01/2019	1,185,852
1,501,705	Puerto Rico Electric Power Authority	10.000		07/01/2019	1,185,852
1,629,052	Puerto Rico Electric Power Authority	10.000		01/01/2021	1,256,459
1,629,051	Puerto Rico Electric Power Authority	10.000		07/01/2021	1,256,458
543,017	Puerto Rico Electric Power Authority	10.000		01/01/2022	417,356
543,018	Puerto Rico Electric Power Authority	10.000		07/01/2022	417,357
3,100,000	Puerto Rico Electric Power Authority, Series A11	5.000		07/01/2029	2,016,891
7,070,000	Puerto Rico Electric Power Authority, Series A11	5.000		07/01/2042	4,591,046
11,535,000	Puerto Rico Electric Power Authority, Series A11	5.050		07/01/2042	7,490,368
20,375,000	Puerto Rico Electric Power Authority, Series A11	6.750		07/01/2036	13,236,211
10,330,000	Puerto Rico Electric Power Authority, Series A11	7.000		07/01/2033	6,713,054
480,000	Puerto Rico Electric Power Authority, Series A11	7.000		07/01/2040	311,717
9,080,000	Puerto Rico Electric Power Authority, Series A11	7.000		07/01/2043	5,895,916
160,000	Puerto Rico Electric Power Authority, Series A	7.250		07/01/2030	104,027
40,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2021	26,224
40,000	Puerto Rico Electric Power Authority, Series AAA[11]	5.250		07/01/2022	26,132
10,000	Puerto Rico Electric Power Authority, Series AAA[11]	5.250		07/01/2023	6,519
500,000	Puerto Rico Electric Power Authority, Series AAA[11]	5.250		07/01/2025	325,575

53      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$4,570,000	Puerto Rico Electric Power Authority, Series AAA[11]	5.250%		07/01/2026	$2,975,070
2,600,000	Puerto Rico Electric Power Authority, Series AAA[11]	5.250		07/01/2028	1,692,080
445,000	Puerto Rico Electric Power Authority, Series AAA[11]	5.250		07/01/2029	289,486
95,000	Puerto Rico Electric Power Authority, Series AAA[11]	5.250		07/01/2030	61,783
310,000	Puerto Rico Electric Power Authority, Series CCC[11]	5.000		07/01/2022	202,539
35,000	Puerto Rico Electric Power Authority, Series CCC	5.000		07/01/2024	22,803
20,000	Puerto Rico Electric Power Authority, Series CCC[11]	5.000		07/01/2025	13,016
285,000	Puerto Rico Electric Power Authority, Series CCC	5.000		07/01/2027	185,555
540,000	Puerto Rico Electric Power Authority, Series CCC[11]	5.000		07/01/2028	351,421
2,570,000	Puerto Rico Electric Power Authority, Series CCC[11]	5.250		07/01/2027	1,673,044
385,000	Puerto Rico Electric Power Authority, Series CCC[11]	5.250		07/01/2028	250,558
185,000	Puerto Rico Electric Power Authority, Series DDD[11]	5.000		07/01/2022	120,870
15,000	Puerto Rico Electric Power Authority, Series NN	5.500		07/01/2020	9,889
170,000	Puerto Rico Electric Power Authority, Series TT11	5.000		07/01/2017	119,872
20,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2018	13,406
5,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2020	3,297
55,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2021	36,061
210,000	Puerto Rico Electric Power Authority, Series TT11	5.000		07/01/2022	137,204
280,000	Puerto Rico Electric Power Authority, Series TT11	5.000		07/01/2023	182,524
15,000	Puerto Rico Electric Power Authority, Series TT	5.000		07/01/2024	9,773
375,000	Puerto Rico Electric Power Authority, Series TT11	5.000		07/01/2025	244,208
895,000	Puerto Rico Electric Power Authority, Series TT11	5.000		07/01/2026	582,681
1,990,000	Puerto Rico Electric Power Authority, Series TT11	5.000		07/01/2027	1,295,629
7,355,000	Puerto Rico Electric Power Authority, Series TT11	5.000		07/01/2032	4,781,412
6,100,000	Puerto Rico Electric Power Authority, Series TT11	5.000		07/01/2037	3,962,804
390,000	Puerto Rico Electric Power Authority, Series UU11	1.557	[8]	07/01/2017	263,367
685,000	Puerto Rico Electric Power Authority, Series WW11	5.000		07/01/2028	445,784
185,000	Puerto Rico Electric Power Authority, Series WW11	5.250		07/01/2025	120,463
415,000	Puerto Rico Electric Power Authority, Series WW11	5.250		07/01/2033	269,746
85,000	Puerto Rico Electric Power Authority, Series WW11	5.375		07/01/2022	55,528
390,000	Puerto Rico Electric Power Authority, Series WW11	5.375		07/01/2024	254,089
60,000	Puerto Rico Electric Power Authority, Series WW11	5.500		07/01/2021	39,335
605,000	Puerto Rico Electric Power Authority, Series WW11	5.500		07/01/2038	392,960
10,000	Puerto Rico Electric Power Authority, Series XX	5.250		07/01/2026	6,510
845,000	Puerto Rico Electric Power Authority, Series XX11	5.250		07/01/2027	550,087
2,660,000	Puerto Rico Electric Power Authority, Series XX11	5.250		07/01/2035	1,726,659
38,430,000	Puerto Rico Electric Power Authority, Series XX11	5.250		07/01/2040	24,957,211
18,575,000	Puerto Rico Electric Power Authority, Series XX11	5.750		07/01/2036	12,067,435
190,000	Puerto Rico Electric Power Authority, Series ZZ	4.625		07/01/2025	123,747
820,000	Puerto Rico Electric Power Authority, Series ZZ11	5.000		07/01/2017	578,207
140,000	Puerto Rico Electric Power Authority, Series ZZ11	5.000		07/01/2018	93,839
95,000	Puerto Rico Electric Power Authority, Series ZZ	5.000		07/01/2021	62,287
850,000	Puerto Rico Electric Power Authority, Series ZZ11	5.000		07/01/2022	555,348
215,000	Puerto Rico Electric Power Authority, Series ZZ	5.000		07/01/2024	140,075
10,000	Puerto Rico Electric Power Authority, Series ZZ	5.000		07/01/2026	6,506
515,000	Puerto Rico Electric Power Authority, Series ZZ11	5.250		07/01/2018	345,678
25,000	Puerto Rico Electric Power Authority, Series ZZ	5.250		07/01/2021	16,390
50,000	Puerto Rico Electric Power Authority, Series ZZ11	5.250		07/01/2022	32,665

54      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$380,000	Puerto Rico Electric Power Authority, Series ZZ11	5.250%		07/01/2024	$247,574
275,000	Puerto Rico Electric Power Authority, Series ZZ11	5.250		07/01/2025	179,066
310,000	Puerto Rico Electric Power Authority, Series ZZ11	5.250		07/01/2026	201,810
215,000	Puerto Rico Highway & Transportation Authority[1,14]	5.000		07/01/2023	217,159
45,000	Puerto Rico Highway & Transportation Authority[1,14]	5.000		07/01/2027	45,452
1,360,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2028	804,318
2,175,000	Puerto Rico Highway & Transportation Authority[5]	5.000		07/01/2028	371,925
250,000	Puerto Rico Highway & Transportation Authority[1,14]	5.000		07/01/2029	250,170
1,035,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2035	602,618
7,895,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	4,599,548
25,000	Puerto Rico Highway & Transportation Authority[1,14]	5.500		07/01/2023	27,280
5,000,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2029	2,946,050
3,250,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2030	1,911,032
45,000	Puerto Rico Highway & Transportation Authority[1,14]	5.750		07/01/2019	45,567
6,940,000	Puerto Rico Highway & Transportation Authority[3,15]	5.750		07/01/2019	4,198,700
350,000	Puerto Rico Highway & Transportation Authority[3,15]	5.750		07/01/2021	211,750
9,000,000	Puerto Rico Highway & Transportation Authority[1,14]	5.750		07/01/2022	9,113,400
605,000	Puerto Rico Highway & Transportation Authority, Series H5	5.450		07/01/2035	170,912
4,715,000	Puerto Rico Highway & Transportation Authority, Series M5	5.000		07/01/2046	1,331,987
5,000,000	Puerto Rico Infrastructure[3]	5.000		07/01/2031	850,000
3,000,000	Puerto Rico Infrastructure[3]	5.000		07/01/2037	510,000
7,300,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	3,533,346
2,500,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	2,380,250
4,050,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000		07/01/2033	4,111,601
300,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2020	252,384
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2021	80,756
25,000	Puerto Rico Municipal Finance Agency, Series B1,14	5.250		07/01/2019	26,188
3,870,000	Puerto Rico Public Buildings Authority[3]	5.000		07/01/2032	2,254,275
4,880,000	Puerto Rico Public Buildings Authority[3]	5.000		07/01/2036	2,842,600
150,000	Puerto Rico Public Buildings Authority[3]	5.000		07/01/2037	87,375
100,000	Puerto Rico Public Buildings Authority[3]	5.250		07/01/2023	58,250
1,640,000	Puerto Rico Public Buildings Authority[3]	5.250		07/01/2033	955,300
83,395,000	Puerto Rico Public Buildings Authority[3]	5.250		07/01/2042	48,577,587
260,000	Puerto Rico Public Buildings Authority[3]	5.500		07/01/2023	151,450
200,000	Puerto Rico Public Buildings Authority[3]	5.500		07/01/2037	116,500
15,860,000	Puerto Rico Public Buildings Authority[3]	5.625		07/01/2039	9,238,450
12,845,000	Puerto Rico Public Buildings Authority[5]	5.750		07/01/2022	7,482,212
7,000,000	Puerto Rico Public Buildings Authority[3]	5.875		07/01/2039	4,077,500
8,825,000	Puerto Rico Public Buildings Authority[3]	6.000		07/01/2041	5,140,562
12,000,000	Puerto Rico Public Buildings Authority[3]	6.125		07/01/2023	6,990,000
5,100,000	Puerto Rico Public Buildings Authority[3]	6.250		07/01/2026	2,970,750
4,980,000	Puerto Rico Public Buildings Authority[3]	6.750		07/01/2036	2,900,850
410,000	Puerto Rico Public Buildings Authority[3]	7.000		07/01/2021	238,825
1,515,000	Puerto Rico Public Buildings Authority, Series D3	5.250		07/01/2036	882,487
39,020,000	Puerto Rico Public Finance Corp., Series B3	5.500		08/01/2031	3,219,150
9,500,000	Puerto Rico Sales Tax Financing Corp.	6.900	[2]	08/01/2026	4,465,000

55      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$220,000	Puerto Rico Sales Tax Financing Corp. (Build America Bonds)	5.750%		08/01/2042	$100,100
42,745,000	Puerto Rico Sales Tax Financing Corp., Series A	0.000	[2]	08/01/2033	12,863,680
1,630,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2024	778,325
15,735,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2043	7,513,463
11,885,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2027	5,675,088
51,045,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375		08/01/2039	24,373,988
700,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2023	334,250
4,145,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2028	1,979,238
13,705,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2037	6,544,138
45,145,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	21,556,738
44,060,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	21,589,400
2,250,000	Puerto Rico Sales Tax Financing Corp., Series A	6.125		08/01/2029	1,155,938
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	1,545,000
53,275,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	27,503,219
7,945,000	Puerto Rico Sales Tax Financing Corp., Series A	7.886	[4]	08/01/2034	891,111
37,060,000	Puerto Rico Sales Tax Financing Corp., Series A	8.691	[4]	08/01/2035	4,135,525
30,980,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.250		08/01/2043	14,792,950
330,000	Puerto Rico Sales Tax Financing Corp., Series C	4.000		08/01/2026	225,727
300,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000		08/01/2035	143,250
135,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000		08/01/2046	91,905
63,620,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250		08/01/2041	30,378,550
3,670,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375		08/01/2036	1,752,425
5,290,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375		08/01/2038	2,525,975
10,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.500		08/01/2040	4,775,000
19,555,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	13,313,631
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	2,556,250
65,245,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	33,356,506
10,865,000	Puerto Rico Sales Tax Financing Corp., Series C	6.750	[2]	08/01/2032	5,649,800
5,000,000	University of Puerto Rico, Series P	5.000		06/01/2030	2,261,250

					769,136,649

Total Municipal Bonds and Notes (Cost $6,829,245,164)					5,765,922,528

Corporate Bond and Note—0.1%
2,890,000	TX German Pellets Series Secured Note, Series 2016[12] (Cost $2,890,000)	8.000		06/13/2017	2,890,000

Corporate Loans—0.0%
6,000,000	Aspen Power Senior Secured Bridge Promissory Note[12]	9.000	[8]	11/16/2017	561,036
2,750,000	Aspen Power Senior Secured Bridge Promissory Note[12]	9.000	[8]	11/16/2017	257,142
7,000,000	Aspen Power Senior Secured Bridge Promissory Note[12]	9.000	[8]	11/16/2017	654,542

56      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Corporate Loans (Continued)
$3,500,000	Aspen Power Senior Secured Bridge Promissory Note[12]	9.000%[8]	11/16/2017	$ 327,271

Total Corporate Loans (Cost $19,250,000)				1,799,991

Shares
Common Stocks—0.0%
7,679	Delta Air Lines, Inc.[12]			362,756
2,919	General Motors Co.[12]			106,864
3,627	WCI Communities, Inc.[12,13]			84,872

Total Common Stocks (Cost $112,350)				554,492

Total Investments, at Value (Cost $6,851,497,514)—109.5%				5,771,167,011
Net Other Assets (Liabilities)—(9.5)				(501,080,944)

Net Assets—100.0%				$ 5,270,086,067

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

8. Represents the current interest rate for a variable or increasing rate security.

9. Security received as the result of issuer reorganization.

10. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

11. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

12. Received as a result of a corporate action.

13. Non-income producing security.

14. Scheduled principal and interest payments are guaranteed by Assured Guaranty Corporation or National Public Finance Guarantee.

15. Scheduled principal and interest payments are guaranteed by Financial Guaranty Insurance Corporation.

16. Interest or dividend is paid-in-kind, when applicable.

To simplify the listings of securities, abbreviations are used per the table below:

ACMC	Advocate Condell Medical Center
AE	American Eagle
AH&HC	Advocate Health & Hospitals Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHCN	Advocate Health Care Metro

57      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

ANSHN	Advocate North Side Health Network
ARC	Assoc. of Retarded Citizens
BHCor	Baptist Health Corbin
BHI	Baptist Homes of Indiana
BHL	Baptist Health Louisville
BHLex	Baptist Health Lexington
BHlthL	Baptist Health Lagrange
BHM	Baptist Hospital of Miami
BHP	Baptist Health Paducah
BHS	Baptist Healthcare System
BHSF	Baptist Health South Florida
BMH	Bakersfield Memorial Hospital
BOS	Baptist Outpatient Services
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Care
CCHCS	Cook Children’s Health Care System
CCMCtr	Cook Children’s Medical Center
CCPN	Cook Children’s Physical Network
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CHCW	Catholic Healthcare West
CMCD	Children’s Medical Center of Dallas
CMCtrF	Children’s Medical Center Foundation
CMF	CHCW Medical Foundation
CmntyHOSB	Community Hospital of San Bernardino
COHS	Community Health Service
COP	Certificates of Participation
CVHC	Conneaut Valley Health Center
DA	Dormitory Authority
DHlth	Dignity Health
DrsH	Doctors Hospital
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
FBA	FFAH Beaumont Avenue
FCIM	French Creek Internal Medicine
FCommH	Fayette Community Hospital
FCP	FFAH Coleridge Road
FFC	FFAH Franklin Court
FGC	FFAH Glendale Court
FJC	FFAH Johnson Court
FJeffC	FFAH Jefferson Court
FMN	FFAH Market North
FNC&M	FFAH North Carolina and Missouri
FP1	FFAH Plaza 1
FP2	FFAH Plaza 2
FRB	FFAH Riverview Bend
FTS	FFAH Tucker Street
GO	General Obligation

58      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HCCO	Homecare Connections
HCrawC	Hospice of Crawford County
HDC	Housing Devel. Corp.
HDS	Housing Devel. Services
HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HFHS	Henry Ford Health System
HFMHCT	Henry Ford Macomb Hospital Corp.-Clinton Township
HFWH	Henry Ford Wyandotte Hospital
HHI	Homestead Hospital
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KGC	Kuakini Geriatric Care
KHS	Kaukini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
MarH	Mariners Hospital
MHRMC	Mission Hospital Regional Medical Center
MMedC	Meadville Medical Center
MMedCF	Meadville Medical Center Foundation
MPS	Meadville Physician Services
MRC	Methodist Retirement Communities
MSrH	Mercy Senior Housing
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PAS	Presence Ambulatory Services
PBH	Presence Behavioral Health
PC&SHN	Presence Central & Suburban Hospitals Network
PCHN	Presence Chicago Hospitals Network
PClinic	Piedmont Clinic
PCTC	Presence Care Transformation Corp.
PHC	Piedmont Healthcare
PHCr	Presence Home Care
PHFBT	Presence Health Food Foundation Board of Trustees
PHHosp	Piedmont Henry Hospital
PHI	Piedmont Heart Institute
PHIP	Piedmont Heart Institute Physicians
PHlthCF	Piedmont Healthcare Foundation
PHN	Presence Health Network

59      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

PHosp	Piedmont Hospital
PLC	Presence Life Connections
PMCC	Piedmont Medical Care Corp.
PMSH	Piedmont Mountainside Hospital
PNH	Piedmont Newnan Hospital
PSSC	Presence Senior Services - Chicagoland
QVMCNC	Queen of the Valley Medical Center of Napa California
Res Rec	Resource Recovery Facility
ROLs	Reset Option Longs
SFMH	St. Francis Memorial Hospital
SHSvcs	Sequoia Health Services
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHosp	St. Jude Hospital
SJHS	St. Joseph Health System
SMH	South Miami Hospital
SMMCtr	St. Mary’s Medical Center
SNVMMH	Sierra Nevada Memorial-Miners Hospital
SrL16	Senior Living 2016
SrLF	Senior Living Fairfield
SrLFW	Senior Living Fort Wayne
SrLW	Senior Living Waterville
TAH	Titusville Area Hospital
TAHC	Titusville Area Health Center
TAHCF	Titusville Area Health Foundation
TAHS	Titusville Area Health Service
TASC	Tobacco Settlement Asset-Backed Bonds
VOA	Volunteers of America
WAFMH	W A Foote Memorial Hospital
WICF	W.I. Cook Foundation
WKBP	West Kendall Baptist Hospital

See accompanying Notes to Financial Statements.

60      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2017 Unaudited

Assets
Investments, at value (cost $6,851,497,514) —see accompanying statement of investments	$5,771,167,011
Receivables and other assets:
Interest	78,679,819
Shares of beneficial interest sold	11,354,547
Investments sold on a when-issued or delayed delivery basis	2,613,434
Other	1,205,778

Total assets	5,865,020,589

Liabilities
Bank overdraft	23,317
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	516,480,000
Payable for borrowings (See Note 9)	37,500,000
Investments purchased on a when-issued or delayed delivery basis	26,729,350
Dividends	6,450,603
Shares of beneficial interest redeemed	6,138,000
Trustees’ compensation	629,816
Distribution and service plan fees	547,934
Shareholder communications	4,689
Interest expense on borrowings	4,226
Other	426,587

Total liabilities	594,934,522

Net Assets	$5,270,086,067

Composition of Net Assets
Paid-in capital	$8,831,035,514
Accumulated net investment income	81,229,369
Accumulated net realized loss on investments	(2,561,848,313)
Net unrealized depreciation on investments	(1,080,330,503)

Net Assets	$5,270,086,067

61      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,027,152,351 and 433,942,189 shares of beneficial interest outstanding)	$6.98

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.33

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,833,459 and 2,971,713 shares of beneficial interest outstanding)	$7.01

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,275,099,848 and 183,515,022 shares of beneficial interest outstanding)	$6.95

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $947,000,409 and 135,886,281 shares of beneficial interest outstanding)	$6.97

See accompanying Notes to Financial Statements.

62      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 31, 2017 Unaudited

Investment Income
Interest	$184,898,998
Dividends	5,328

Total investment income	184,904,326

Expenses
Management fees	10,294,820
Distribution and service plan fees:
Class A	2,343,490
Class B	114,896
Class C	6,095,649
Transfer and shareholder servicing agent fees:
Class A	1,584,891
Class B	12,774
Class C	677,355
Class Y	468,314
Shareholder communications:
Class A	20,157
Class B	194
Class C	11,570
Class Y	6,685
Interest expense and fees on short-term floating rate notes issued (See Note 4)	5,415,538
Borrowing fees	3,510,432
Legal, auditing and other professional fees	2,304,968
Interest expense on borrowings	117,195
Trustees’ compensation	44,294
Custodian fees and expenses	22,404
Other	30,709

Total expenses	33,076,335
Net Investment Income	151,827,991
Realized and Unrealized Loss
Net realized loss on investments	(157,119,174)
Net change in unrealized appreciation/depreciation on investments	(137,888,890)
Net Decrease in Net Assets Resulting from Operations	$(143,180,073)

See accompanying Notes to Financial Statements.

63      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016
Operations
Net investment income	$151,827,991	$331,235,088
Net realized loss	(157,119,174)	(2,076,581)
Net change in unrealized appreciation/depreciation	(137,888,890)	385,032,195

Net increase (decrease) in net assets resulting from operations	(143,180,073)	714,190,702

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(95,482,235)	(202,787,362)
Class B	(666,217)	(2,211,758)
Class C	(35,880,723)	(76,045,026)
Class Y	(28,974,361)	(54,440,217)

	(161,003,536)	(335,484,363)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(43,305,917)	51,939,322
Class B	(8,664,216)	(21,534,658)
Class C	(24,280,135)	46,666,928
Class Y	78,432,298	170,204,604

	2,182,030	247,276,196

Net Assets
Total increase (decrease)	(302,001,579)	625,982,535
Beginning of period	5,572,087,646	4,946,105,111

End of period (including accumulated net investment income of $81,229,369 and $90,404,914, respectively)	$5,270,086,067	$5,572,087,646

See accompanying Notes to Financial Statements.

64      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Six Months Ended January 31, 2017 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(143,180,073)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Purchase of investment securities	(1,405,944,682)
Proceeds from disposition of investment securities	1,246,061,243
Short-term investment securities, net	90,924,628
Premium amortization	11,163,465
Discount accretion	(45,005,201)
Net realized loss on investments	157,119,174
Net change in unrealized appreciation/depreciation on investments	137,888,890
Change in assets:
Decrease in other assets	1,157,912
Increase in interest receivable	(1,507,315)
Decrease in receivable for securities sold	118,618,677
Change in liabilities:
Decrease in other liabilities	(80,941)
Decrease in payable for securities purchased	(19,703,256)

Net cash provided by operating activities	147,512,521
Cash Flows from Financing Activities
Proceeds from borrowings	407,400,000
Payments on borrowings	(369,900,000)
Payments on short-term floating rate notes issued	(97,680,000)
Proceeds from shares sold	870,765,925
Payments on shares redeemed	(974,971,787)
Cash distributions paid	(28,738,700)

Net cash used in financing activities	(193,124,562)
Net decrease in cash	(45,612,041)
Cash, beginning balance	45,588,724

Cash, ending balance	$(23,317)

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $130,660,805.

Cash paid for interest on borrowings—$112,969.

Cash paid for interest on short-term floating rate notes issued—$5,415,538

See accompanying Notes to Financial Statements.

65      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$7.37	$6.86	$7.01	$6.87	$7.50	$6.92

Income (loss) from investment operations:
Net investment income[1]	0.21	0.46	0.51	0.50	0.51	0.50
Net realized and unrealized gain (loss)	(0.38)	0.52	(0.18)	0.13	(0.65)	0.60

Total from investment operations	(0.17)	0.98	0.33	0.63	(0.14)	1.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.47)	(0.48)	(0.49)	(0.49)	(0.52)

Net asset value, end of period	$6.98	$7.37	$6.86	$7.01	$6.87	$7.50

Total Return, at Net Asset Value[2]	(2.50)%	14.91%	4.59%	9.63%	(2.19)%	16.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,027,152	$3,245,013	$2,968,690	$3,260,438	$3,688,901	$4,463,156

Average net assets (in thousands)	$3,142,324	$3,064,632	$3,258,788	$3,477,994	$4,450,000	$4,001,353

Ratios to average net assets:[3]
Net investment income	5.70%	6.54%	7.19%	7.24%	6.69%	7.00%
Expenses excluding specific expenses listed below	0.71%	0.74%	0.74%	0.71%	0.73%	0.64%
Interest and fees from borrowings	0.13%	0.09%	0.08%	0.09%	0.10%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.20%	0.17%	0.17%	0.25%	0.25%	0.31%

Total expenses	1.04%	1.00%	0.99%	1.05%	1.08%	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.00%	0.99%	1.05%[5]	1.08%[5]	1.07%[5]

Portfolio turnover rate	21%	20%	16%	16%	18%	11%

66      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

67      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$7.41	$6.89	$7.04	$6.89	$7.53	$6.94

Income (loss) from investment operations:
Net investment income[1]	0.18	0.41	0.46	0.45	0.45	0.44
Net realized and unrealized gain (loss)	(0.39)	0.52	(0.19)	0.14	(0.66)	0.61

Total from investment operations	(0.21)	0.93	0.27	0.59	(0.21)	1.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.41)	(0.42)	(0.44)	(0.43)	(0.46)

Net asset value, end of period	$7.01	$7.41	$6.89	$7.04	$6.89	$7.53

Total Return, at Net Asset Value[2]	(2.99)%	14.14%	3.79%	8.89%	(3.12)%	15.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,834	$30,878	$49,792	$77,369	$107,602	$161,197

Average net assets (in thousands)	$25,239	$37,720	$65,703	$90,234	$142,525	$156,216

Ratios to average net assets:[3]
Net investment income	5.03%	5.84%	6.43%	6.49%	5.86%	6.17%
Expenses excluding specific expenses listed below	1.47%	1.49%	1.50%	1.49%	1.56%	1.48%
Interest and fees from borrowings	0.13%	0.09%	0.08%	0.09%	0.10%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.20%	0.17%	0.17%	0.25%	0.25%	0.31%

Total expenses	1.80%	1.75%	1.75%	1.83%	1.91%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.75%	1.75%	1.83%[5]	1.91%[5]	1.91%[5]

Portfolio turnover rate	21%	20%	16%	16%	18%	11%

68      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

69      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$7.35	$6.83	$6.99	$6.85	$7.48	$6.90

Income (loss) from investment operations:
Net investment income[1]	0.18	0.41	0.46	0.44	0.45	0.44
Net realized and unrealized gain (loss)	(0.39)	0.53	(0.20)	0.14	(0.65)	0.61

Total from investment operations	(0.21)	0.94	0.26	0.58	(0.20)	1.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.42)	(0.42)	(0.44)	(0.43)	(0.47)

Net asset value, end of period	$6.95	$7.35	$6.83	$6.99	$6.85	$7.48

Total Return, at Net Asset Value[2]	(2.88)%	14.13%	3.68%	8.84%	(2.94)%	15.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,275,100	$1,375,239	$1,234,906	$1,311,700	$1,463,567	$1,691,778

Average net assets (in thousands)	$1,342,965	$1,289,508	$1,344,166	$1,337,849	$1,735,006	$1,533,562

Ratios to average net assets:[3]
Net investment income	4.95%	5.80%	6.43%	6.49%	5.92%	6.23%
Expenses excluding specific expenses listed below	1.47%	1.49%	1.50%	1.47%	1.50%	1.41%
Interest and fees from borrowings	0.13%	0.09%	0.08%	0.09%	0.10%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.20%	0.17%	0.17%	0.25%	0.25%	0.31%

Total expenses	1.80%	1.75%	1.75%	1.81%	1.85%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.75%	1.75%	1.81%[5]	1.85%[5]	1.84%[5]

Portfolio turnover rate	21%	20%	16%	16%	18%	11%

70      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

71      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$7.37	$6.85	$7.00	$6.86	$7.50	$6.91

Income (loss) from investment operations:
Net investment income[1]	0.21	0.47	0.52	0.50	0.52	0.50
Net realized and unrealized gain (loss)	(0.39)	0.53	(0.18)	0.14	(0.66)	0.62

Total from investment operations	(0.18)	1.00	0.34	0.64	(0.14)	1.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.48)	(0.49)	(0.50)	(0.50)	(0.53)

Net asset value, end of period	$6.97	$7.37	$6.85	$7.00	$6.86	$7.50

Total Return, at Net Asset Value[2]	(2.43)%	15.10%	4.61%	9.96%	(2.19)%	16.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$947,000	$920,958	$692,717	$562,641	$472,068	$517,080

Average net assets (in thousands)	$929,176	$804,978	$700,339	$501,364	$572,611	$344,746

Ratios to average net assets:[3]
Net investment income	5.82%	6.68%	7.33%	7.36%	6.83%	7.05%
Expenses excluding specific expenses listed below	0.57%	0.59%	0.59%	0.56%	0.59%	0.49%
Interest and fees from borrowings	0.13%	0.09%	0.08%	0.09%	0.10%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.20%	0.17%	0.17%	0.25%	0.25%	0.31%

Total expenses	0.90%	0.85%	0.84%	0.90%	0.94%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.85%	0.84%	0.90%	0.94%[5]	0.92%[5]

Portfolio turnover rate	21%	20%	16%	16%	18%	11%

72      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

73      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Rochester High-Yield Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

74      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2016, the Fund utilized $17,180,805 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

75      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$566,789,505
2018	915,944,693
2019	35,463,515
No expiration	889,939,777

Total	$2,408,137,490

At period end, it is estimated that the capital loss carryforwards would be $1,518,197,713 expiring by 2019 and $1,047,058,951, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Total federal tax cost	$6,311,323,263[1]

Gross unrealized appreciation	$438,377,624
Gross unrealized depreciation	(1,544,524,277)

Net unrealized depreciation	$(1,106,146,653)

1. The Federal tax cost of securities does not include cost of $565,990,401, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

76      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued

77      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

78      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$207,795,525	$—	$207,795,525
Alaska	—	21,770,525	209,732	21,980,257
Arizona	—	71,866,779	1,069,127	72,935,906
Arkansas	—	—	3,356,009	3,356,009
California	—	713,742,767	20	713,742,787
Colorado	—	170,595,378	3,623,900	174,219,278
Connecticut	—	51,731,065	—	51,731,065
Delaware	—	7,416,469	—	7,416,469
District of Columbia	—	95,839,088	—	95,839,088

79      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Florida	$—	$516,654,162	$21,880,556	$538,534,718
Georgia	—	79,715,774	—	79,715,774
Hawaii	—	2,614,270	—	2,614,270
Idaho	—	1,270,612	—	1,270,612
Illinois	—	338,060,728	9,952,143	348,012,871
Indiana	—	72,350,212	—	72,350,212
Iowa	—	22,839,424	113,158	22,952,582
Kansas	—	1,975,533	—	1,975,533
Kentucky	—	33,852,479	—	33,852,479
Louisiana	—	35,572,902	118,159	35,691,061
Maine	—	19,300,306	—	19,300,306
Maryland	—	5,012,597	—	5,012,597
Massachusetts	—	96,405,267	—	96,405,267
Michigan	—	83,122,652	—	83,122,652
Minnesota	—	32,228,607	—	32,228,607
Mississippi	—	7,807,906	—	7,807,906
Missouri	—	69,847,464	—	69,847,464
Montana	—	—	1,185,041	1,185,041
Nebraska	—	25,989,826	—	25,989,826
Nevada	—	11,010,918	—	11,010,918
New Hampshire	—	1,451,651	—	1,451,651
New Jersey	—	278,977,051	—	278,977,051
New Mexico	—	8,713,781	—	8,713,781
New York	—	329,242,040	—	329,242,040
North Carolina	—	3,323,085	—	3,323,085
North Dakota	—	5,670,314	—	5,670,314
Ohio	—	510,445,685	—	510,445,685
Oklahoma	—	8,462,460	—	8,462,460
Oregon	—	4,746,687	—	4,746,687
Pennsylvania	—	120,537,816	1,038,896	121,576,712
Rhode Island	—	20,315,325	—	20,315,325
South Carolina	—	17,231,656	13,503,938	30,735,594
South Dakota	—	1,351,142	—	1,351,142
Tennessee	—	16,581,918	—	16,581,918
Texas	—	525,114,075	1,512,132	526,626,207
Utah	—	25,198,176	—	25,198,176
Virginia	—	44,712,900	6,672,785	51,385,685
Washington	—	73,160,749	—	73,160,749
West Virginia	—	21,422,761	—	21,422,761
Wisconsin	—	119,463,176	38,600	119,501,776
U.S. Possessions	—	763,417,315	5,719,334	769,136,649
Corporate Bond and Note	—	2,890,000	—	2,890,000
Corporate Loans	—	—	1,799,991	1,799,991
Common Stocks	554,492	—	—	554,492

Total Assets	$554,492	$5,698,818,998	$71,793,521	$5,771,167,011

80      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$(181,417)	$181,417
Iowa	(127,542)	127,542
U.S. Possessions	(5,836,938)	5,836,938

Total Assets	$(6,145,897)	$6,145,897

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of July 31, 2016	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$54,975	$—	$(26,588)	$(72)
Arizona	1,147,646	—	(78,274)	(245)
Arkansas	3,357,081	—	(1,072)	—
California	20	—	—	—
Colorado	5,227,731	—	(1,954,444)	350,613
Florida	21,139,065	—	(57,137)	798,628
Illinois	12,502,117	—	(134,974)	—
Iowa	—	—	(14,384)	—
Louisiana	1,771,441	—	(1,725,740)	72,458
Montana	1,186,169	—	(8,865)	7,737
Pennsylvania	1,044,881	—	(5,985)	—
South Carolina	13,881,542	42,329	(85,884)	5,951
Texas	7,662,359	—	(1,495,227)	—
Virginia	6,676,492	—	(29,245)	25,538
Wisconsin	38,600	—	—	—
U.S. Possessions	—	—	(117,604)	—
Corporate Loans	13,475,000	—	(11,675,009)	—

Total Assets	$89,165,119	$42,329	$(17,410,432)	$1,260,608

a. Included in net investment income.

81      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Sales	Transfers into Level 3	Value as of January 31, 2017
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$181,417	$209,732
Arizona	—	—	1,069,127
Arkansas	—	—	3,356,009
California	—	—	20
Colorado	—	—	3,623,900
Florida	—	—	21,880,556
Illinois	(2,415,000)	—	9,952,143
Iowa	—	127,542	113,158
Louisiana	—	—	118,159
Montana	—	—	1,185,041
Pennsylvania	—	—	1,038,896
South Carolina	(340,000)	—	13,503,938
Texas	(4,655,000)	—	1,512,132
Virginia	—	—	6,672,785
Wisconsin	—	—	38,600
U.S. Possessions	—	5,836,938	5,719,334
Corporate Loans	—	—	1,799,991

Total Assets	$(7,410,000)	$6,145,897	$71,793,521

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$(26,588)
Arizona	(78,274)
Arkansas	(1,072)
Colorado	(1,954,444)
Florida	(57,137)
Illinois	(134,974)
Iowa	(14,384)
Louisiana	(1,725,740)
Montana	(8,865)
Pennsylvania	(5,985)
South Carolina	(85,884)
Texas	(1,946,250)
Virginia	(29,245)
U.S. Possessions	(117,604)
Corporate Loans	(11,675,009)

Total Assets	$(17,861,455)

82      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of January 31, 2017	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$209,732	Pricing service	N/A	N/A	N/A (a)
Arizona	1,069,127	Pricing service	N/A	N/A	N/A (a)
Arkansas	3,356,009	Pricing service	N/A	N/A	N/A (a)
California	20	Pricing service	N/A	N/A	N/A (a)
Colorado	3,623,900	Pricing service	N/A	N/A	N/A (a)
Florida	21,880,556	Pricing service	N/A	N/A	N/A (a)
Illinois	9,952,143	Pricing service	N/A	N/A	N/A (a)
Iowa	113,158	Pricing service	N/A	N/A	N/A (a)
Louisiana	118,159	Pricing service	N/A	N/A	N/A (a)
Montana	1,185,041	Pricing service	N/A	N/A	N/A (a)
Pennsylvania	1,038,896	Pricing service	N/A	N/A	N/A (a)
South Carolina	13,503,938	Pricing service	N/A	N/A	N/A (a)
Texas	1,512,132	Pricing service	N/A	N/A	N/A (a)
Virginia	6,672,785	Pricing service	N/A	N/A	N/A (a)
Wisconsin	38,600	Pricing service	N/A	N/A	N/A (a)
U.S. Possessions	5,719,334	Comparative Bond Method	Adjustment factor	N/A	117.65%(b)
Corporate Loans	1,799,991	Expected recovery proceeds	Expected recovery proceeds	$1.8 -$2.2 Million	$1.8 Million	(c)

Total	$71,793,521

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) Securities classified as Level 3 which were fair valued using an unadjusted price provided by a pricing service on a comparable bond, adjusted by the anticipated additional entitlement for this bond. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) to the vendor’s valuation for the comparable bond or a significant increase (decrease) to the expected additional entitlement will result in a significant increase (decrease) to the fair value of the investment

(c) The Fund fair values certain corporate loans at the expected recovery proceeds. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a reevaluation of the security’s fair valuation. A significant decrease (increase) to the expected recovery value will result in a significant decrease (increase) to the fair value of the investment.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse

83      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate

84      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase

85      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $286,180,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $957,662,497 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $516,480,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,490,000	Allen County, OH Hospital Facilities (Mercy Health) Tender Option Bond Series 2015 XF-0235 Trust	18.364%	6/1/38	$3,191,459

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4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 77,555,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	6.280%	6/1/47	$76,141,173
3,750,000	CA Health Facilities Financing Authority (SJHS/ SJHCN/SJHE/SJHO/SJHosp/SMMCtr/MHRMC/ QVMCNC Obligated Group) Tender Option Bond Series 2016-XF0330 Trust	19.193	7/1/39	5,059,201
3,855,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2104 Trust[3]	16.030	7/1/39	5,200,858
5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium) Tender Option Bond Series 2016- XF0335 Trust	9.130	5/15/40	6,184,100
7,175,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System) Tender Option Bond Series 2015 XF-0239 Trust	7.391	1/1/44	8,505,245
2,525,000	Detroit, MI City School District Tender Option Bond Series 2015 XF-0241 Trust[3]	15.442	5/1/29	4,548,333
4,675,000	Douglas County, NE Hospital Authority Tender Option Bond Series 2015-XF2132 Trust[3]	17.231	11/1/48	6,301,386
7,280,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/ PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024 Trust	13.560	6/15/29	9,853,262
3,465,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/ PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024-2 Trust	14.320	6/15/37	4,760,806
680,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/ PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024-3 Trust	14.330	6/15/29	935,462
2,875,000	Geisinger, PA Authority (Geisinger Health System) Tender Option Bond Series 2015 XF-0040 Trust	14.450	6/1/39	3,613,990
5,000,000	Grand Parkway, TX Transportation Corp. Tender Option Bond Series 2015-XF2034 Trust[3]	7.360	4/1/53	6,034,600
5,000,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023 Trust	15.320	4/1/44	6,226,600
4,345,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-2 Trust	14.880	4/1/44	5,331,185
2,750,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-3 Trust	14.880	4/1/44	3,374,360
2,500,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-4 Trust	14.880	4/1/44	3,067,600

87      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,200,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-5 Trust	14.880%	4/1/44	$2,699,488
1,250,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-6 Trust	14.880	4/1/44	1,533,800
3,125,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025 Trust	15.320	11/1/39	4,406,250
1,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025-2 Trust	14.880	11/1/39	1,725,950
3,500,000	KY EDFA (BHS/BHP/BHL/BHCor/BHLex/BHlthL Obligated Group) Tender Option Bond Series 2015-XF2011 Trust[3]	13.860	8/15/24	4,236,540
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) Tender Option Bond Series 2015 XF-0041 Trust	14.730	5/15/30	9,464,461
1,250,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0039 Trust	13.580	7/1/34	1,584,250
3,750,000	MA HFA Tender Option Bond Series 2015-XF2130 Trust[3]	12.139	6/1/49	3,843,412
3,010,000	MA HFA Tender Option Bond Series 2015-XF2130- 2 Trust[3]	12.414	12/1/49	3,037,331
6,880,000	MA HFA Tender Option Bond Series 2015-XF2150 Trust[3]	9.534	12/1/42	7,721,355
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117 Trust[3]	14.150	2/1/27	3,309,300
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117-2 Trust[3]	13.280	2/1/27	3,260,000
12,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117-3 Trust[3]	14.580	2/1/34	16,669,500
2,500,000	Montgomery County, OH (Miami Valley Hospital) Tender Option Bond Series 2015-XF0029 Trust	15.820	11/15/23	3,730,600
9,500,000	North Central TX HFDC (CMCD/CMCtrF Obligated Group) Tender Option Bond Series 2015-XF0034 Trust	16.165	8/15/39	12,882,000
4,000,000	North TX Tollway Authority Tender Option Bond Series 2015-XF2036 Trust[3]	16.030	1/1/48	4,618,080
1,480,000	North TX Tollway Authority Tender Option Bond Series 2015-XF2037 Trust[3]	14.770	1/1/48	1,708,690
3,240,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF2151 Trust[3]	19.523	6/15/40	3,979,724
18,695,000	NYS Liberty Devel. Corp. Tender Option Bond Series 2015-XF2146 Trust[3]	9.079	1/15/44	21,652,736
2,500,000	San Jacinto, TX Community College District Tender Option Bond Series 2015-XF2010 Trust[3]	13.860	2/15/38	2,931,600

88      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 1,985,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Tender Option Bond Series 2015- XF2057 Trust[3]	15.420%	11/15/29	$2,639,315
8,150,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Tender Option Bond Series 2015- XF2057-2 Trust[3]	17.160	11/15/29	11,126,054
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (CCMCtr/CCHCS/CCPN/WICF Obligated Group) Tender Option Bond Series 2015-XF0028 Trust	7.390	12/1/33	7,732,395
375,000	Tes Properties, WA Tender Option Bond Series 2015-XF0038 Trust	15.160	12/1/29	523,860
3,000,000	Tes Properties, WA Tender Option Bond Series 2015-XF0038-2 Trust	15.600	12/1/38	4,225,320
104,605,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	5.300	12/15/26	126,038,564
8,705,000	WA Health Care Facilities Authority (Peacehealth) Tender Option Bond Series 2015 XF-0042 Trust	7.120	11/1/28	9,870,774
4,520,000	WA Health Care Facilities Authority Tender Option Bond Series 2015-XF2035 Trust[3]	17.230	10/1/36	5,701,528

				$441,182,497

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 35% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $516,480,000 or 8.81% of its total assets at period end.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments.

89      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$26,729,350
Sold securities	2,613,434

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be

90      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$631,791,641
Market Value	$321,766,846
Market Value as % of Net Assets	6.11%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $102,926,481, representing 1.95% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

91      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	57,142,838	$407,594,968	86,452,000	$611,505,576
Dividends and/or distributions reinvested	10,865,591	77,819,305	23,193,253	163,980,260
Redeemed	(74,155,184)	(528,720,190)	(102,437,853)	(723,546,514)

Net increase (decrease)	(6,146,755)	$(43,305,917)	7,207,400	$51,939,322

Class B
Sold	23,465	$171,375	160,607	$1,148,292
Dividends and/or distributions reinvested	83,383	601,925	280,246	1,984,560
Redeemed	(1,304,085)	(9,437,516)	(3,499,569)	(24,667,510)

Net decrease	(1,197,237)	$(8,664,216)	(3,058,716)	$(21,534,658)

Class C
Sold	17,723,596	$126,892,480	35,755,468	$252,677,043
Dividends and/or distributions reinvested	4,059,571	28,959,953	8,620,150	60,682,555
Redeemed	(25,495,552)	(180,132,568)	(37,865,695)	(266,692,670)

Net increase (decrease)	(3,712,385)	$(24,280,135)	6,509,923	$46,666,928

Class Y
Sold	43,244,592	$307,197,131	60,869,249	$430,204,335
Dividends and/or distributions reinvested	3,253,072	23,279,622	6,115,406	43,218,178
Redeemed	(35,627,525)	(252,044,455)	(43,086,261)	(303,217,909)

Net increase	10,870,139	$78,432,298	23,898,394	$170,204,604

92      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$1,405,944,682	$1,246,061,243

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

The Fund’s effective management fee for the reporting period was 0.38% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new

93      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	36,410
Accumulated Liability as of January 31, 2017	263,150

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’

94      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2017	$330,860	$44,267	$12,999	$91,339

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to

95      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

    The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.9238% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.09% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

    At period end, the Fund had borrowings outstanding at an interest rate of 0.9238%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$28,449,457
Average Daily Interest Rate	0.804%
Fees Paid	$737,749
Interest Paid	$112,969

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

    The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase

96      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

    The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

    The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$ 1,605,760

97      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

98      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the high yield muni category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median although its ten-year performance was below its category median.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high yield muni funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

99      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

100      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

101      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Elizabeth Mossow, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

102      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

103      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us

oppenheimerfunds.com

Call Us

800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0795.001.0117 March 24, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/17/2017